UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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ArcBest Corporation

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PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

ArcBest

2026 Proxy Statement
and Notice of Annual Meeting

April 24, 2026
7:30 a.m. Central Daylight Time
8401 McClure Drive
Fort Smith, Arkansas 72916

Our Company

ArcBest® is a multibillion-dollar integrated logistics company that leverages our technology and full suite of shipping and logistics solutions to meet our customers’ supply chain needs and help keep the global supply chain moving.

Using our technology, expertise and scale, we connect shippers with the solutions they need — from ground, air and ocean transportation to fully managed supply chain solutions — serving our customers as a single logistics resource.

We started in 1923 as a local Arkansas freight hauler. Today, we are a publicly traded logistics powerhouse with global reach and 14,000 employees across 250 campuses and service centers. This transformation is the result of organic growth, strategic acquisitions, visionary leadership and skilled, resilient people who are driven to find a way to get the job done.

Our Vision is to be the leading logistics partner and innovator, working with customers to build better supply chains across the globe. We put ourselves in our customers' shoes, get to know their business, and constantly look for opportunities to optimize. The solutions and strategies we recommend align with their goals. And when the unexpected happens, we’re there to help them quickly pivot to overcome disruptions and keep their supply chain moving.

Our long history of innovation enriches these deep customer relationships. With innovation as a pillar of our strategy, we’re committed to helping our customers navigate today’s logistics challenges and prepare for the demands of tomorrow, and we encourage our employees to think creatively and challenge the status quo.

Our people are at the heart of our success, and we are deeply focused on a culture that is grounded in the company’s core values of Creativity, Integrity, Collaboration, Growth, Excellence and Wellness. We support employees by providing a workplace where all people can grow and make a lasting impact.

Welcome to ArcBest.

References in this Proxy Statement to “ArcBest,” the “Company,” “we,” “us,” and “our” include ArcBest Corporation together with its subsidiaries.

Our Values	Creativity	Integrity	Collaboration
	We create solutions	We do the right thing	We work together

	Growth	Excellence	Wellness
	We grow our people and our business	We exceed expectations	We embrace total health

2

Letter to our Stockholders from ArcBest Chairman

Judy R. McReynolds
ArcBest Chairman
March [•], 2026

“For more than a century, ArcBest has built strong customer relationships by delivering reliable, innovative solutions.”

$4.0B

TOTAL REVENUE FROM

CONTINUING OPERATIONS

$2.62

EARNINGS PER DILUTED SHARE

FROM CONTINUING OPERATIONS
IN 2025

Dear Fellow ArcBest Stockholders,

For more than a century, ArcBest has built strong customer relationships by delivering reliable, innovative solutions. Years ago, we recognized that supply chains were becoming increasingly complex, so we proactively transformed our business to meet customer needs. Today, ArcBest is a full-service logistics company and strategic partner, providing flexible, integrated solutions that help customers succeed in any environment.

Our long-term strategy rests on three pillars: accelerating profitable growth, increasing efficiency and driving innovation. These priorities guided our actions in 2025 and position us to deliver sustainable value despite freight market softness and broader macroeconomic pressures. We shared our vision for the future at our Investor Day last September, introducing long-term goals that reflect confidence in our disciplined, customer-led approach and ability to create long-term shareholder value.

This confidence is reinforced by our strong progress. In 2025, we refined our go-to-market strategy, expanded core LTL business, optimized truckload mix and grew managed solutions by helping customers adapt and reduce costs. We drove innovation and operational improvements, including service center initiatives led by our field and continuous improvement teams, delivering $24 million in savings. We continued adopting advanced technology, including practical AI applications to enhance productivity, streamline operations and empower our people. We also returned more than $86 million to shareholders through share repurchases and dividends, and the Board increased the Company’s share repurchase authorization to $125 million, reflecting confidence in our future.

Investing in our people remains a top priority. Our annual engagement survey showed strong results: 73% of our nonunion employees agreed “Our company is responsive to employee feedback,” and 94% of nonunion employees agreed “I am aligned with our company’s values.” These insights strengthen talent development programs and prepare our team for the future.

ArcBest earned multiple industry honors in 2025 that reflect our commitment to excellence and our people-first culture. We were recognized with Quest for Quality Awards from Logistics Management, recognition as One of America’s Best Large Employers by Forbes and Statista, and designation as one of America’s Most Reliable Companies by Newsweek and Statista.

The Board maintained strong governance and refreshed its composition by adding four new independent directors, Thom Albrecht and Chris Sultemeier in 2025, and Ann Bordelon and Bobby George in January 2026. Their decades of leadership in transportation, logistics and high-growth supply chains, finance, tech strategy and digital innovation further enhance the Board’s ability to guide ArcBest’s strategy. We also executed a thoughtful and seamless leadership transition with the appointment of Seth Runser as Chief Executive Officer, effective January 2026. Seth brings deep logistics expertise, a people-first mindset and a proven record of driving innovation. The Board and management team are confident that under Seth’s leadership, ArcBest will continue building momentum and delivering long-term value for our customers and stockholders.

We also maintained our commitment to stockholder engagement over the course of the year, with our management team engaging with top investors representing 29% of shares outstanding to discuss strategy, corporate governance, executive compensation and sustainability progress.

It has been an honor serving as CEO for the past 15 years. I look forward to continuing to support ArcBest as Chairman and a committed, long-term shareholder.

Thank you for your investment and trust. We respectfully request your consideration of the proxy materials and your support of the Board’s voting recommendations.

Chairman

3

Summary Compensation Table	59
2025 Grants of Plan-Based Awards	61
Outstanding Equity Awards at 2025 Year-End	62
2025 Option Exercises and Stock Vested	63
2025 Equity Compensation Plan Information	63
2025 Pension Benefits	64

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ARCBEST CORPORATE CITIZENSHIP

2025 HIGHLIGHTS

Environmental Sustainability

ArcBest’s progress toward sustainable excellence carried forward in 2025, with efforts focused on innovation, transparency and accountability.

Equipment

We maintained a young, efficient and safe fleet by adding 618 new Class 8 tractors and 15 new Class 6 straight trucks to our ABF Freight equipment pool. To further reduce emissions, we purchased 5 more battery-electric yard tractors, bringing our total to 14. We also completed a three-week Tesla Semi pilot, demonstrating performance comparable to diesel equipment in similar lanes.

Facilities

We advanced our multi-year Facility Enhancement and Growth Roadmap, completing 25 additional projects across ABF Freight’s network. Upgrades included energy-efficient lighting and water-saving fixtures to reduce resource consumption while improving safety and comfort for employees. We also renewed our LEED certification for our corporate headquarters, demonstrating our commitment to healthy, efficient and cost-effective green buildings.

Reporting and Disclosures

In 2025, we further advanced greenhouse gas (“GHG”) emissions management by developing internal processes for GHG emissions calculations, sharing our Scope 1 and Scope 2 emissions for the third consecutive year and progressing toward Scope 3 disclosures for our top material categories and sources. Additionally, our Manager of Sustainability completed training through the Supplier Leadership on Climate Transition (SLoCT) program.

Events and Initiatives

2025 was our third year to partner with Food Loops and provide environmentally friendly waste options at company events. We diverted 588 pounds of waste across three events. Since beginning this partnership, we have diverted 3,287 pounds of waste.

We also hosted our third annual Earth Day clean-up at our two main campuses in Fort Smith, Arkansas.

IMPROVED TRUCK FLEET WITH OVER 600 NEW CLASS 8 TRUCKS

EXPANDED ELECTRIC VEHICLE USE, ADDING 5 ELECTRIC YARD TRACTORS

COMPLETED 20+ REMODELS AND RENOVATIONS AT ABF SERVICE CENTERS

ArcBest / 2026 PROXY STATEMENT    5

Training and Employee Development

In 2025, we strengthened our commitment to continuous learning and growth, recognizing that adaptability and knowledge are key drivers of success in times of change.

Through a dynamic mix of online courses, live webinars, and in-person sessions, we recorded more than 127,000 enrollments across topics designed to enhance both technical expertise and essential soft skills. We also delivered more than 100,000 hours of targeted learning, giving employees the tools to overcome obstacles and drive operational excellence.

Through various leadership programs, including ArcBest’s Leadership Academy, we engaged more than 400 employees, helping them build strong management capabilities and preparing them for future leadership roles. These programs align with our performance and succession planning strategies, reinforcing our commitment to leadership development at every level. We also launched a new internal job shadowing program to foster collaboration and knowledge sharing across the organization.

Our dedication to professional development and equipping our workforce for success earned recognition for the 16th consecutive year on Training Magazine’s Training MVP (formerly APEX) Awards list. ArcBest ranked No. 12 among 95 companies, and 2025 also marked our 11th time in the top 20.

The ArcBest Educational Assistance Program continued to empower full-time employees in achieving personal and professional growth by reimbursing a portion of costs for eligible educational courses. In 2025, we reimbursed more than $350,000 to employees pursuing degrees and certifications, including bachelor’s, master’s and graduate-level programs.

100,000+ COURSE ENROLLMENTS ACROSS THE ORGANIZATION

OVER $350,000 IN EDUCATIONAL ASSISTANCE FOR EMPLOYEES

Belonging

Fostering belonging and well-being remains central to our culture, creating an environment where employees thrive and deliver innovative solutions to our customers.

In 2025, we attended 36 recruiting and career events at universities across our markets, as well as programs supporting military veterans and those re-entering the civilian workforce. These initiatives are a result of our commitment to collaboration and building a workforce that represents a wide range of perspectives and experiences.

30+ RECRUITING AND CAREER EVENTS ATTENDED

Philanthropy

Our efforts to make a positive impact continued to reach more communities and create change across the country.

Through our three philanthropy pillars — Community, Education and People — we partnered with organizations and supported initiatives that help improve lives and shape a brighter future. In 2025, we raised $1.9 million for over 170 charities and educational institutions.

■ Community — Partnered with organizations focused on food insecurity and community wellness, including Peacemaker Fest, United Way, and Levitt AMP.

■ Education — Expanded participation in mentorship programs and hosted events promoting economics and STEM awareness, including Economics Arkansas and Camp Invention.

■ People — Supported health, safety and wellness initiatives, including Women’s Foundation of Arkansas and annual veteran fundraisers at our Dayton, Ohio, and South Chicago, Illinois, service centers. The Leadership Academy Class of 2024 also raised over $45,000 for Breakthrough T1D, supporting research and awareness for type 1 diabetes.

OVER 170 ORGANIZATIONS IMPACTED BY TOTAL PHILANTHROPIC GIVING

AWARDED SCHOLARSHIPS TO STUDENTS THROUGH EMPLOYEE DEPENDENT SCHOLARSHIP PROGRAM

ArcBest / 2026 PROXY STATEMENT    6

NOTICE of Annual Meeting
of Stockholders

DATE & TIME

April 24, 2026 at 7:30 a.m. Central Daylight Time

LOCATION

ArcBest Headquarters
8401 McClure Drive
Fort Smith, Arkansas 72916

RECORD DATE

Stockholders of record at the close of business
February 23, 2026

HOW TO VOTE:
Please refer to the following proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

BY INTERNET

www.proxyvote.com

BY PHONE

1-800-690-6903

(automated line)

BY MAIL

If you received paper copies of your proxy materials, sign, date and return the proxy card in the postage-paid envelope provided.

IN PERSON

You can attend the Annual Meeting in person and vote, even if you gave a proxy in advance.

TO THE STOCKHOLDERS OF ARCBEST CORPORATION:

You are cordially invited to attend the Annual Meeting of Stockholders of ArcBest Corporation (the “Company”) on April 24, 2026, at 7:30 a.m. (CDT). You may attend in person at the principal offices of the Company located at 8401 McClure Drive, Fort Smith, Arkansas 72916. To obtain directions to attend the Annual Meeting and vote in person, contact the Company’s Investor Relations Department at toll-free telephone number 800-961-9744, email address invrel@arcb.com or through the Company’s website www.arcb.com.

The annual meeting is being convened for the following purposes:

❶	To elect ten directors for a one-year term to expire at the 2027 Annual Meeting of Stockholders;

❷	To conduct an advisory vote to approve executive compensation;

❸	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2026;

❹	To approve the reincorporation of the Company to the State of Texas by conversion;
❺	To consider one stockholder proposal, if properly presented at the Annual Meeting; and
❻	To act upon such other matters as may properly be brought before the meeting affecting the business and affairs of the Company.

By Order of the Board of Directors, March [•], 2026.

J. Brent Hagy Chief Legal Officer and Corporate Secretary

RECORD DATE; PROXIES

Only stockholders of record at the close of business February 23, 2026, are entitled to notice of and to vote at the meeting or any adjournment(s) or postponement(s) thereof. Even if you plan to attend the meeting, please follow the instructions to vote by Internet or by telephone, or complete, sign, date and return your proxy card if you received one, as promptly as possible. It is important that your shares be represented at the meeting. For more information about how to attend the annual meeting, see “Information About the Meeting” on page 121 of this Proxy Statement. If you hold your shares in “street name” through a brokerage firm or bank, then your brokerage firm or bank is responsible for voting on your behalf based on your instructions. The Board of Directors urges you to contact the person responsible for your account today and instruct them to execute a proxy considering the recommendations of the Board, which are described in this Proxy Statement. If you hold your shares in street name and you wish to personally vote at the meeting, you must obtain a legal proxy issued in your name from the broker, bank or other nominee that holds your shares. For more information on how to vote, see “Information About the Meeting.”

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON APRIL 24, 2026: The Proxy Statement and 2025 Annual Report are available at www.proxyvote.com.

If you wish to receive future proxy statements and annual reports electronically rather than receiving paper copies in the mail, please see page 123 for instructions. This approach can provide information to you more conveniently, while reducing the environmental impact of our annual meeting and helping to reduce our distribution costs.

8401 MCCLURE DRIVE / P.O. BOX 10048 / FORT SMITH, ARKANSAS 72917 / 479-785-6000

ArcBest / 2026 PROXY STATEMENT    7

PROXY SUMMARY

THIS SUMMARY HIGHLIGHTS CERTAIN INFORMATION ABOUT THE MEETING AND THE COMPANY, WHICH IS DISCUSSED IN GREATER DETAIL IN THIS PROXY STATEMENT AND DOES NOT CONTAIN ALL THE INFORMATION YOU SHOULD CONSIDER. YOU SHOULD READ THE ENTIRE PROXY STATEMENT BEFORE VOTING YOUR SHARES. FOR MORE COMPLETE INFORMATION REGARDING ARCBEST’S 2025 PERFORMANCE, PLEASE REVIEW OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2025.

Annual Meeting Information

WHEN	WHERE	RECORD DATE
Friday, April 24, 2026, at 7:30 a.m. (CDT)	At the principal offices of the Company located at 8401 McClure Drive, Fort Smith, Arkansas 72916	February 23, 2026

Meeting Agenda

This Proxy Statement is furnished to the stockholders of the Company in connection with the solicitation of proxies on behalf of the ArcBest Board of Directors (the “Board”) to be voted at the Annual Meeting. The matters we will act on at the Annual Meeting are:

Proposal	Board Voting Recommendation	Vote Required to Pass	Where to Find More Information
Elect ten directors for a one-year term	FOR all nominees	A nominee is elected by a majority of the votes cast*	Page 15
Approve, on an advisory basis, the Company’s executive compensation	FOR	The affirmative vote of the holders of a majority of the total number of shares of Common Stock present in person or by proxy and entitled to vote	Page 76
Ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2026	FOR	The affirmative vote of the holders of a majority of the total number of shares of Common Stock present in person or by proxy and entitled to vote	Page 79
Approve the reincorporation of the Company to the State of Texas by conversion	FOR	The affirmative vote of the holders of not less than a majority of the outstanding voting stock	Page 82
To consider one stockholder proposal, if properly presented at the Annual Meeting	AGAINST	The affirmative vote of the holders of a majority of the total number of shares of Common Stock present in person or by proxy and entitled to vote	Page 116
*	A majority of votes cast means that the number of shares voted “for” a director nominee’s election must exceed the number of shares voted “against” it.

ArcBest / 2026 PROXY STATEMENT    8

What’s New?

■

In July 2025, and effective as of January 1, 2026, Seth Runser was appointed as Chief Executive Officer of ArcBest, succeeding Ms. McReynolds in that role, while Ms. McReynolds retained her role as Chairman of the Board, a testament to our robust succession planning process. See page 30 for more information.

■

In April 2025, we published our Impact Report for the calendar year 2024. Visit arcb.com/about-arcbest/sustainability to view the report.(1)

■

Over the past year, the Nominating/Corporate Governance Committee conducted a comprehensive review of the Board of Directors and added four new independent Directors, while several long-tenured members retired – lowering average tenure and enhancing Board expertise to strengthen oversight of the Company’s strategic priorities and evolving risks.

■

In September 2025, we hosted an Investor Day, introducing long-term goals that reflect confidence in our disciplined customer-led approach and ability to create long-term shareholder value.

■

During the fourth quarter of 2025, we engaged with stockholders representing 29% of our outstanding shares. See page 14 for more information.

(1)

Documents referenced or hyperlinked in this proxy statement are not and will not be incorporated by reference unless expressly indicated otherwise. Such documents may contain information from various sources and our assumptions thereon and may also contain hypothetical or adverse scenarios and assumptions that may not necessarily be representative of current, actual or expected risks or results. You are cautioned not to place undue weight on such information.

ArcBest / 2026 PROXY STATEMENT    9

Director Nominees

						Committees
Name	Occupation	Age	Director Since	Independent	Other Public Directorships	Audit	Compensation	Nominating/Corporate Governance
Salvatore A. Abbate	Chief Executive Officer for Veritiv Corporation	57	Jan. 2023
Thom S. Albrecht	Chief Revenue Officer for Reliance Partners	63	Jul. 2025
Ann G. Bordelon	Executive Vice Chancellor for Finance & Administration for the University of Arkansas	59	Jan. 2026		2
Eduardo F. Conrado Lead Independent Director	President and Chief Executive Officer for Ascension	59	Nov. 2016
Bobby K. George	Senior Vice President and Chief Digital Officer for Carrier Global Corporation	53	Jan. 2026
Michael P. Hogan	Chief Development and Strategy Officer for Earned Wealth	66	Oct. 2016
Judy R. McReynolds Chairman	Former Chief Executive Officer for ArcBest	63	Jan. 2010		1
Seth K. Runser	President and Chief Executive Officer for ArcBest	41	Jan. 2026
Janice E. Stipp	Former Senior Vice President, Chief Financial Officer and Treasurer for Rogers Corporation	66	Oct. 2012		2
Chris T. Sultemeier	Operating Partner for NewRoad Capital Partners	63	Oct. 2025

Member	Chair	Audit Committee Financial Expert

Board Composition and Refreshment

Our ten nominees represent a broad range of backgrounds, attributes, experiences and skills, as summarized below.

AGE	TENURE ON THE BOARD

ArcBest / 2026 PROXY STATEMENT    10

RANGE OF SKILLS

During the past year, the Nominating/Corporate Governance Committee undertook a thorough evaluation of the Board’s size, composition, and the balance of skills and attributes necessary to support effective oversight. With the assistance of a third-party search firm, the Committee identified and recommended four highly qualified director candidates who were appointed as independent directors. In addition, two directors retired from the Board on October 31, 2025, and January 28, 2026. Two additional directors retired on February 28, 2026. These appointments and retirements have reduced the Board’s average tenure, supporting our ongoing commitment to balanced refreshment and the infusion of new perspectives. In particular, the Board has added significant expertise in transportation and logistics, cybersecurity, digital technology, finance, corporate governance, and broader board-related competencies. The Committee believes these additions further strengthen the Board’s ability to oversee the Company’s strategic priorities and evolving risk environment.

ArcBest / 2026 PROXY STATEMENT    11

2025 Performance

In 2025, the freight industry continued to face significant challenges, and management remained focused on the factors within its control to position ArcBest for long-term success. This included maintaining pricing discipline, managing costs effectively, and advancing our quality initiatives to deliver premium service to our customers. Despite the ongoing freight recession and its impact on customer demand, ArcBest continued to innovate; invested in revenue equipment to lower the average age of our fleet; completed key facility renovations across the network; and returned more than $86 million to shareholders during the year. The Board believes management’s performance demonstrated strong leadership and responsible stewardship in a difficult operating environment.

In September 2025, we hosted an Investor Day to outline the Company’s long-term objectives, focused on accelerating profitable growth, improving efficiency and driving innovation.

$90.3M OPERATING INCOME FROM CONTINUING OPERATIONS	$2.62 DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS

Compensation Highlights

Our executive compensation program strikes a balance between fixed and variable elements. As shown below, 81% of compensation for our CEO, and 68% of compensation (on average) for our other Named Executive Officers, was variable and at risk in 2025.

ArcBest / 2026 PROXY STATEMENT    12

Key Compensation Governance Policies

The Compensation Committee continually reviews the Company’s executive compensation program to ensure our practices promote stockholders’ best interests. Some of our key policies are summarized below.

What We Do:	What We Don’t Do:
We tie pay to performance. The majority of executive pay is at risk.	NO tax gross-up payments for any amounts considered excess parachute payments.
60% of the long-term incentive value granted to Named Executive Officers is contingent on the Company’s performance over a three-year period.	NO single-trigger payments upon a change in control.
We use three-year ratable vesting for our restricted stock units to encourage retention and a long-term perspective.	NO excessive perquisites.
Named Executive Officers and Directors are subject to significant stock ownership requirements.	NO hedging or pledging of Company stock.
We have caps on both the annual incentive and long-term incentive payouts.	NO employment agreements with our Named Executive Officers.
We have a robust clawback policy that goes beyond the minimum requirements under the Nasdaq listing standards.	NO re-pricing of stock options without stockholder approval.
We conduct annual risk assessments of our compensation plans.	NO guaranteed bonuses.
We have an independent Compensation Committee.
The Compensation Committee has an independent compensation consultant.
We benchmark our compensation practices to peers with which we compete for talent.
We proactively engage with our largest stockholders and consider their feedback.

ArcBest / 2026 PROXY STATEMENT    13

Stockholder Engagement

Feedback from our stockholders is very important to us. The Company engages with stockholders through various means, including in-person meetings, investor conferences, one-on-one calls and our Annual Meeting. The objectives of our stockholder engagement program are to discuss our strategic priorities, corporate governance and executive compensation practices, among other topics; strengthen our relationships with our investors; address any concerns raised in prior engagements; ensure we meet evolving investor expectations; and convey our approach to maximizing stockholder value. The information and viewpoints gathered in our discussions with stockholders are critical to informing our priorities and strategies.

On September 29, 2025, ArcBest held its 2025 Investor Day, bringing together investors and analysts to discuss the company’s strategic direction, financial performance and vision for the future. The event outlined ArcBest’s long-term business outlook and roadmap to accelerate growth and deliver sustained value creation. During the event, the ArcBest leadership team shared how the company has transformed into a full-service, technology-enabled logistics provider serving more than 30,000 customers in a nearly $400 billion addressable market. By seamlessly integrating asset-based and asset-light solutions, ArcBest serves as a trusted partner through its customer-first approach, values-driven culture, and proven ability to help customers pivot and quickly adapt to keep their supply chains moving.

In 2025, in addition to our participation at investor conferences and non-deal roadshows, we proactively reached out to stockholders representing approximately 68% of our outstanding shares to discuss our business strategy, governance policies and practices, and other topics of interest to our investors. Of those stockholders we contacted, stockholders representing approximately 29% of our outstanding shares met with our management team.

Who We Contacted	Who We Spoke With
Stockholders Representing 68% of Outstanding Stock	Stockholders Representing 29% of Outstanding Stock

Topics discussed during 2025 included our business strategy, human capital management, sustainability initiatives, executive compensation, corporate governance matters, and board composition and refreshment. We believe these meetings were productive and provided us with valuable insights and perspectives from our stockholders.

ArcBest / 2026 PROXY STATEMENT    14

PROPOSAL I.
ELECTION OF DIRECTORS

The Board recommends a vote “FOR” each of the nominees.

All of the nominees are currently serving as directors of the Company. Based on a recommendation from the Nominating/Corporate Governance Committee, the Board appointed Thom S. Albrecht, Chris T. Sultemeier, Ann G. Bordelon, and Bobby K. George to the Board on July 24, 2025, October 29, 2025, January 26, 2026, and January 26, 2026, respectively. Prior to their appointments, each was recommended to the Nominating/Corporate Governance Committee as a potential Board candidate by Korn Ferry, which was engaged by the Nominating/Corporate Governance Committee to assist in identifying potential Board candidates. In addition, in connection with his promotion to Chief Executive Officer and based on a recommendation from the Nominating/Corporate Governance Committee, the Board appointed Mr. Seth Runser to the Board effective January 1, 2026. If elected, each nominee will serve until ArcBest’s Annual Meeting of Stockholders in 2027 or until their respective successors are duly elected and qualified or until the individual’s earlier death, resignation or removal from office.

Each nominee has indicated a willingness to serve as a member of the Board, if elected. If, for any reason, a nominee becomes unable to serve or will not serve, either the number of the Company’s directors will be reduced or the Board will designate a substitute nominee.

The Company’s bylaws provide that, in an uncontested election, directors are elected by a majority of the votes cast by stockholders, in person or by proxy, at a meeting at which a quorum is present. This means that the number of shares voted “for” a director nominee’s election must exceed the number of shares voted “against” it. In an uncontested election, a nominee who does not receive a majority of votes cast will not be elected, and the Company’s bylaws require that any incumbent director who does not receive the affirmative vote of a majority of the votes cast must promptly tender a resignation to the Board. The Nominating/Corporate Governance Committee will consider any resignation tendered under this policy and recommend to the Board whether to accept or reject it, and the Board will act on such resignation, taking into account such recommendation, within 90 days following the certification of the election results. The director who tenders his or her resignation under this policy will not vote with respect to the recommendation of the Nominating/Corporate Governance Committee or the decision of the Board with respect to the resignation.

The Nominating/Corporate Governance Committee in making its recommendation, and the Board in making its decision, may consider any information it deems appropriate, including any reasons given by stockholders for their votes against a director, the qualifications of the director, and the director’s contributions to the Board and the Company. The Board will promptly disclose its decision to accept or reject the resignation and, if rejected, the reasons for doing so. If a director’s resignation is not accepted by the Board, then such director will continue to serve. If a director’s resignation is accepted by the Board, then the Board, in its sole discretion, may fill any remaining vacancy or decrease the size of the Board.

Unless otherwise instructed, your proxy will be voted for the election of each of the nominees.

ArcBest / 2026 PROXY STATEMENT    15

Director Nominees

A biography of each Director nominee, current as of February 23, 2026, appears below. There are no family relationships among any of the nominees and executive officers of the Company or its subsidiaries.

SALVATORE A. ABBATE
Age 57 Director since: Jan. 2023 INDEPENDENT Committees: ■ Compensation (Chair) ■ Nominating/ Corporate Governance

Key Skills and Experience:

■

Senior Leadership: Chief Executive Officer and member of the Board of Directors of Veritiv, a leading business-to-business specialty distribution solutions company. He remained CEO after the company’s sale to Clayton, Dubilier & Rice (“CDR”). He provided key leadership throughout the company’s efforts to focus on growth-oriented initiatives, operational efficiency and best-in-class technology implementation. Prior to this role, Mr. Abbate held senior leadership roles in corporate strategy, sales and marketing at Andersen Windows & Doors.

■

Value Creation and M&A: As Chief Executive Officer, led the execution of Veritiv’s $2.6 billion sale to CDR in 2023. Since going private, Veritiv has made five additional acquisitions in 2024.

■

Logistics: At Veritiv, leads the largest business-to-business packaging distribution business in North America with approximately $7 billion in annual sales, 95 North American distribution centers (over 110 worldwide) and a truck fleet of approximately 600.

■

Corporate Strategy, Sales and Marketing: As Senior Vice President and Chief Sales and Marketing Officer at Andersen Windows & Doors, Mr. Abbate oversaw the implementation of multiple marketing campaigns and initiatives, leading to increased customer penetration to become one of the largest window and door manufacturers in North America. Prior to this role, Mr. Abbate led Global Sales and Marketing for the Performance Film Division at Solutia, overseeing over $290 million in net sales across multiple geographic regions in 2011.

Career Highlights:

■

Veritiv Corporation

■

Chief Executive Officer (2020 – Present)

■

Chief Operating Officer (2020 – 2020)

■

Senior Vice President & Chief Commercial Officer (2018 – 2019)

■

Andersen Windows & Doors

■

Senior Vice President & Chief Sales & Marketing Officer (2013 – 2018)

■

Senior Vice President, Sales & Marketing (2011 – 2013)

■

Solutia Inc.

■

Vice President (Global Sales and Marketing of the Performance Films Division) (2009 – 2011)

	Board Experience: ■ Veritiv (Private) (2020 – Present)	Education: ■ B.S. (Industrial Engineering), Georgia Institute of Technology; M.B.A., Northwestern University

ArcBest / 2026 PROXY STATEMENT    16

THOM S. ALBRECHT
Age 63 Director since: Jul. 2025 INDEPENDENT Committees: ■ Audit

Key Skills and Experience:

■

Senior Leadership: Currently serves as Chief Revenue Officer at Reliance Partners, a leading insurance brokerage focused on the transportation and logistics industry. Since joining in April 2020, Mr. Albrecht has held dual roles as Chief Financial Officer and Chief Revenue Officer. He previously served as Chief Commercial Officer, Chief Financial Officer, and Chief Strategy Officer for Celadon Group, Inc.

■

Finance: During Mr. Albrecht’s tenure at Reliance Partners, he has led the company through its first two audits, secured three new credit facilities, and brought in a private equity firm. His background includes capital markets, financial strategy, data analysis, economic and market research, e-commerce and a keen understanding of what institutional investors are looking for. He was a Chartered Financial Analyst from 1993-2017. Mr. Albrecht is a designated financial expert.

■

Value Creation and M&A: During his tenure at Reliance Partners, Mr. Albrecht has led the company through two acquisitions. Under Mr. Albrecht’s leadership, gross written premiums increased by $350 million, rising from $120 million to $470 million.

■

Logistics: Mr. Albrecht brings over three decades of experience in the transportation and logistics sector. At Celadon Group, Mr. Albrecht oversaw pricing, network design and customer relationships.

Career Highlights:

■

Reliance Partners

■

Chief Revenue Officer (2020 – Present)

■

Celadon Group, Inc.

■

Chief Commercial Officer, Chief Financial Officer, Chief Strategy Officer & Executive Vice President (2017 – 2019)

■

Sword & Sea Transport Advisors, LLC

■

President (2016 – 2017)

■

BB&T Capital Markets

■

Managing Director of Transportation Research (2009 – 2016)

Education: ■ B.S. (Business Administration – Finance), University of Central Missouri

ArcBest / 2026 PROXY STATEMENT    17

ANN G. BORDELON
Age 59 Director since: Jan. 2026 INDEPENDENT Committees: ■ Audit

Key Skills and Experience:

■

Senior Leadership: Currently serves as Executive Vice Chancellor for Finance & Administration at the University of Arkansas. She previously served as Chief Financial Officer for Mitchell Communications and Chief Financial Officer and Chief Administration Officer at NOWDiagnostics. She also brings nearly 13 years of experience from prior roles at Walmart.

■

Finance and Accounting: Ms. Bordelon brings over 33 years of financial and accounting experience including as Chief Financial Officer of both public and private companies. While serving as Chief Audit Executive of Walmart, Ann was responsible for managing all aspects of the Audit Committee of the Board. She is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants. Ms. Bordelon is a designated financial expert.

■

Governance: During her tenure at NOWDiagnostics, she was responsible for all governance, board management, human resources and legal matters.

Career Highlights:

■

University of Arkansas

■

Executive Vice Chancellor for Finance & Administration (2020 – Present)

■

Mitchell

■

Chief Financial Officer (2017 – 2019)

■

NOWDiagnostics

■

Chief Financial Officer and Chief Administrative Officer (2015 – 2017)

■

Walmart

■

Senior Vice President, Finance & Strategy (2014 – 2015)

■

Chief Financial Officer, Walmart Asia (2013 – 2014)

■

Chief Financial Officer, Sam’s Club (2010 – 2013)

■

Chief Audit Executive (2007 – 2010)

	Board Experience: ■ Portillo’s (NASDAQ: PTLO, 2020 – Present) ■ America’s CAR-MART, Inc. (NASDAQ: CRMT, 2023 – Present)	Education: ■ B.S. (Accounting and Information Systems), University of Arkansas

ArcBest / 2026 PROXY STATEMENT    18

EDUARDO F. CONRADO
Age 59 Director since: Nov. 2016 INDEPENDENT Lead Independent Director since: October 2025 Committees: ■ Compensation ■ Nominating/ Corporate Governance

Key Skills and Experience:

■

Senior Leadership: Currently serves as President and Chief Executive Officer at Ascension, one of the largest private healthcare systems in the U.S. operating more than 2,600 health care sites and 120 hospitals, with a workforce of over 300,000. Prior to this role, Mr. Conrado served in various senior management positions at Motorola Solutions across the company’s corporate and international businesses in a range of consumer and commercial segments.

■

Corporate Strategy: Brings over 30 years of strategy implementation and execution across the healthcare and technology sector. At Ascension, Mr. Conrado has led critical tactical initiatives aligning the company’s portfolio and investments to better serve its patients. At Motorola, Mr. Conrado oversaw the company’s growth strategy and drove innovation across the company’s products, services and software divisions.

■

Value Creation and M&A: While at Motorola and Ascension, Mr. Conrado has overseen the acquisition strategy of multiple companies, providing significant growth and expansion of the services offerings.

Career Highlights:

■

Ascension

■

Chief Executive Officer (2026 – Present)

■

President (2023 – Present)

■

Executive Vice President, Chief Strategy & Innovation Officer (2019 – 2023)

■

Executive Vice President & Chief Digital Officer (2018 – 2019)

■

Motorola Solutions

■

Executive Vice President, Chief Innovation Officer & Chief Strategy Officer (2015 – 2018)

■

Senior Vice President & Chief Innovation Officer (2014 – 2015)

■

Senior Vice President (Marketing & IT) (2013 – 2014)

■

Senior Vice President & Chief Marketing Officer (2010 – 2013)

■

Senior Vice President & Chief Marketing Officer (Enterprise Mobility Solutions, Home and Network Business and Broadband Mobility Solutions Businesses) (2009 – 2010)

	Board Experience: ■ Southwest Airlines (NYSE: LUV, 2023 – 2025)	Education: ■ B.S. (Industrial Engineering), Texas Tech University; M.B.A., ESADE; M.I.M., Thunderbird School of Global Management at Arizona State University

ArcBest / 2026 PROXY STATEMENT    19

BOBBY K. GEORGE
Age 53 Director since: Jan. 2026 INDEPENDENT Committees: ■ Audit

Key Skills and Experience:

■

Senior Leadership: Currently serves as Senior Vice President and Chief Digital Officer at Carrier Global Corporation, a world leader in HVAC, and Refrigeration. Prior to joining Carrier, he served as Senior Vice President and Chief Information Officer for services, manufacturing and engineering at General Electric.

■

Value Creation and M&A: While at General Electric he guided their Digital’s software products strategy across GE verticals and business units. In this capacity, he led software-enabled productivity and modernization initiatives and was responsible for delivering $428 million of digital productivity through delivery of software enabled capabilities.

■

Technology Strategy, Digital Innovation and Cybersecurity: At Carrier, he oversees digital strategy, information technology, data monetization and cybersecurity functions. He successfully led Carrier’s digital evolution post-spin-off, building the necessary organizational and digital capabilities to operate as an independent $21 billion company.

Career Highlights:

■

Carrier

■

Senior Vice President and Digital Officer (2018 – Present)

■

General Electric

■

Senior Vice President and Chief Information Officer, Manufacturing, Engineering and Services (2014 – 2018)

■

St Jude Medical (Now Abbott)

■

Vice President, Global Service (2010 – 2014)

■

Vice President and Chief Information Officer (2006 – 2010)

■

Swiss RE

■

Senior Vice President, Claims and Client Markets (2006 – 2006)

Education: ■ B.E. (Chemical Engineering), National Institute of Technology Rourkela; M.B.A. (Finance, Information Systems), International Management Institute

ArcBest / 2026 PROXY STATEMENT    20

MICHAEL P. HOGAN
Age 66 Director since: Oct. 2016 INDEPENDENT Committees: ■ Compensation ■ Nominating/ Corporate Governance (Chair)

Key Skills and Experience:

■

Senior Leadership: Served as Chief Development & Strategy Officer at Earned Wealth. Mr. Hogan was part of the founding team at Earned Wealth, the first financial advisory firm created specifically to serve physicians, where he has served as Chief Strategy Officer, Chief Growth Officer, and Head of Corporate Development. Prior to this role, Mr. Hogan served as President of Tax-Smart Innovation at Blucora and as Executive Vice President, Strategic Business & Brand Development for GameStop Corporation.

■

Corporate Strategy: At Earned Wealth, Mr. Hogan transformed the company into a leading provider of wealth services and tax planning, reaching clients in 24 states. At GameStop, he oversaw the company’s successful diversification and transformation, including over 40 acquisitions producing $1 billion plus businesses in Retail Technology, Digital Gaming, and Licensed Products. At Blucora, he created the “Tax-Smart Investing” business unit, which has delivered $300 million plus in client tax savings.

Career Highlights:

■

Earned Wealth (previously Forme Financial)

■

Chief Development & Strategy Officer (2022 – 2025)

■

Blucora

■

President (Tax-Smart Innovation) (2018 – 2020)

■

GameStop Corporation

■

Executive Vice President (2012 – 2018)

■

Senior Vice President & Chief Marketing Officer (2008 – 2012)

■

Strategic Frameworking

■

Principal (2002 – 2007)

■

Dean Foods Company

■

Senior Vice President & Chief Marketing Officer (1998 – 2001)

■

Frito-Lay

■

Vice President (International Marketing) (1985 – 1998)

Education: ■ B.S. (Economics), Northern Illinois University; M.B.A. (Finance and Marketing), Northwestern University

ArcBest / 2026 PROXY STATEMENT    21

JUDY R. MCREYNOLDS
Age 63 Director since: Jan. 2010 Chairman of the Board since: 2016 Committees: ■ None

Key Skills and Experience:

■

Senior Leadership: Serves as Chairman of the Board of ArcBest. Since joining ArcBest in 1997, Ms. McReynolds has held a broad range of senior leadership roles, including Chief Executive Officer; President; Senior Vice President, Chief Financial Officer and Treasurer; Vice President – Controller; and Director of Corporate Accounting. Ms. McReynolds was a driving force behind transforming ArcBest into a logistics powerhouse with a full suite of logistics solutions that meet customers’ supply chain needs. Individually, Ms. McReynolds has been recognized for numerous awards in leadership and business, including Forbes 50 Over 50 and Women Inc. Most Influential Corporate Board Directors.

■

Value Creation and M&A: Guided ArcBest M&A strategy, leading the company during its $235 million acquisition of MoLo Solutions, adding scale to its full truckload solution and enabling the achievement of $5 billion in revenue in 2022, a significant milestone. Optimized the business through the approximately $100 million sale of FleetNet America to Cox Automotive Mobility Solutions in 2023. In 2012, Ms. McReynolds oversaw ArcBest’s $180 million acquisition of what is now called Panther Premium Logistics®, bolstering the company’s end-to-end logistics solutions.

■

Finance and Accounting: Formerly a Certified Public Accountant, Ms. McReynolds brings over 32 years of public and private finance experience in senior roles at ArcBest (including CFO), P.A.M. Transportation Services and Ernst & Young.

■

Logistics: Ms. McReynolds brings over 32 years of experience in the transportation and logistics industry, including 28 years with the company. Under her leadership, ArcBest evolved into a multibillion-dollar integrated logistics company — leading the way with cutting-edge technology and customized solutions that help keep the global supply chain moving.

Career Highlights:

■

ArcBest Corporation

■

Chairman (2016 – Present)

■

Chief Executive Officer (2010 – 2025)

■  President (2010 – 2024)

■

Senior Vice President, Chief Financial Officer, Principal Accounting Officer & Treasurer (2006 – 2010)

■

Vice President & Controller (2000 – 2006)

■

Controller (1998 – 1999)

■

Director (Corporate Accounting) (1997 – 1998)

	Board Experience: ■ OGE Energy Group (NYSE: OGE, 2011 – Present) ■ First Bank Corp (Private) (2011 – Present) ■ First National Bank of Fort Smith (Private) (2011 – Present)	Education: ■ B.B.A. (Accounting), University of Oklahoma

Select Awards

■

The Stevie® Awards for Women in Business: 2024 Gold Winner, Female Executive of the Year – Business Services, 2,500+ Employees

■  Women Business Collaborative’s Women CEOs in America list (2023)

■

Women’s Foundation of Arkansas Top 100 Women of Impact (2023)

■

Arkansas Business Hall of Fame Class of 2023

■

Arkansas’ 250 Most Influential Leaders (2024, 2023, 2022, 2020, 2019 and 2018)

■

Arkansas Business Executive of the Year (2022)

■

Forbes 50 Over 50 (October 2022)

ArcBest / 2026 PROXY STATEMENT    22

SETH K. RUNSER
Age 41 Director since: Jan. 2026 Committees: ■ None

Key Skills and Experience:

■

Senior Leadership: Serves as ArcBest President and Chief Executive Officer. Mr. Runser joined the Company in 2007 and has served as ABF President, Chief Operating Officer, ABF Vice President – Linehaul Operations, and Regional Vice President – Operations.

■

Corporate Strategy: As President and Chief Executive Officer, he has championed transformative initiatives like City Route Optimization, the Vaux™ technology suite, ArcBest View™ and AI-powered tools that deliver a more consistent, resilient customer experience.

■

Logistics: Brings nearly twenty years of experience in the transportation and logistics world.

Career Highlights:

■

ArcBest Corporation

■

Director (2026 – Present)

■

Chief Executive Officer (2026 – Present)

■

President (2024 – Present)

■

ABF Freight

■

President (2021 – 2024)

■

Chief Operating Officer (2021 – 2021)

■

Vice President – Linehaul Operations (2019 – 2021)

■

Regional Vice President – Operations (2016 – 2019)

■

Service Center Manager (2011 – 2016)

■

Operations Supervisor (2008 – 2011)

■

Management Trainee (2007 – 2008)

Education: ■ B.B.A. (Marketing), Kent State University

Select Awards

■

Arkansas Business Arkansas’ 250 Most Influential Leaders (2025)

■

Arkansas Money & Politics’ (AMP) Influencer of the Year (2025)

■

Northwest Arkansas Business Journal Forty Under 40 Winner (2021)

ArcBest / 2026 PROXY STATEMENT    23

JANICE E. STIPP
Age 66 Director since: Oct. 2012 INDEPENDENT Committees: ■ Audit (Chair)

Key Skills and Experience:

■

Senior Leadership: Former Senior Vice President, Chief Financial Officer & Treasurer of Rogers Corporation, a developer, manufacturer and seller of high-performance and high reliability engineered materials and components to over 5,000 customers worldwide. Ms. Stipp’s leadership played a pivotal role in accelerating organic and inorganic sales, gross margins and operating income. Prior to this role, Ms. Stipp served as Executive Vice President, Chief Financial Officer and Treasurer at Tecumseh Products Company, a publicly traded global leader in the refrigeration and air conditioning industry. Additional experience includes work in the manufacturing, technology and automotive industries with publicly traded, global corporations and private equity firms.

■

Value Creation and M&A: Brings significant transaction and integration experience in both public and private companies. Oversaw the acquisitions of DeWall Industries, Diversified Silicone Products and Griswold during her tenure at Rogers resulting in more than $800 million in sales.

■

Finance and Accounting: Brings over 36 years of financial and accounting experience including as CFO of both public and private companies. She is a Certified Public Accountant, a Chartered Global Management Accountant and a member of the American Institute of Certified Public Accountants. Ms. Stipp is a designated financial expert.

Career Highlights:

■

Rogers Corporation

■

Senior Vice President, Chief Financial Officer & Treasurer (2017 – 2018)

■

Vice President, Chief Financial Officer, Chief Accounting Officer & Treasurer (2015 – 2017)

■

Tecumseh Products Company

■

Executive Vice President, Chief Financial Officer, Secretary & Treasurer (2011 – 2015)

■

Revstone Industries

■

Chief Financial Officer (2011 – 2011)

■

Acument Global Technologies

■

Chief Financial Officer (2007 – 2011)

■

GDX Automotive

■

Executive Vice President & Chief Financial Officer (2005 – 2007)

Board Experience:

■

Diploma PLC (LSE: DPLM, 2024 – Present)

■

Rotork PLC (LSE: ROR, 2020 – Present) (Safety and Sustainability Committee, Member)

■

Sappi Limited (JSE: SAP, 2019 – 2022)

■

Commercial Vehicle Group, Inc. (NASDAQ: CVGI, 2019 – 2021)

■

NN, Inc. (NASDAQ: NNBR, 2019 – 2019)

Education: ■ B.A. (Accounting), Michigan State University; M.B.A. Wayne State University

ArcBest / 2026 PROXY STATEMENT    24

CHRIS T. SULTEMEIER
Age 63 Director since: Oct. 2025 INDEPENDENT Committees: ■ Compensation ■ Nominating/ Corporate Governance

Key Skills and Experience:

■

Senior Leadership: Currently serves as an Operating Partner for NewRoad Capital Partners, the largest venture capital firm in Arkansas. Previously served as the Executive Vice President of Logistics at Walmart Stores, Inc. and President and Chief Executive Officer of Walmart Transportation, LLC.

■

Value Creation: At Walmart Stores, Inc. he championed initiatives that reduced logistics costs by 12%, saving over $2 billion annually. He led the Walmart team through the ambitious challenge of doubling fleet efficiency over a 10-year span and successfully saved the business over $1 billion annually.

■

Logistics: Brings more than three decades of experience in logistics, transportation and supply chain operations. He led the expansion of Walmart’s logistics network from 15 to over 200 facilities and grew the team from 12,000 to more than 100,000 associates. He also led an initiative to establish a two-day ground eCommerce network that could serve the entire U.S.

Career Highlights: ■ NewRoad Capital Partners ■ Operating Partner (2017 – Present) ■ Walmart Stores, Inc. ■ Executive Vice President - Logistics (2012 – 2017)
	Board Experience: ■ Yellow Corporation (NYSE: YELL, 2020 – 2025) ■ Duke Realty Corporation (NYSE: DRE, 2018 – 2022)	Education: ■ B.S. (Mechanical Engineering), United States Military Academy at West Point

ArcBest / 2026 PROXY STATEMENT    25

Board Skills Profile

We believe the Board’s membership should represent different backgrounds, experiences and skills. To that end, the Nominating/Corporate Governance Committee periodically reviews the qualifications and attributes of our directors. Our current board members represent a broad range of viewpoints, backgrounds and attributes, including experience in corporate governance, strategic planning, marketing, M&A transactions and public company management. In addition, our directors bring to the Board the following skills and expertise that we believe are of particular importance for our Company:

Skills/Expertise	Abbate	Albrecht	Bordelon	Conrado	George	Hogan	McReynolds	Runser	Stipp	Sultemeier
Audit Knowledge or experience in auditing functions, including financial audits and testing of internal controls.		●	●		●	●	●		●
Cybersecurity Experience in the management of information security or cybersecurity risks at companies.				●	●	●	●

Environmental Sustainability/Corporate Social Responsibility

Knowledge or experience in the areas of environmental impact, ethics and responsibility, or strategies to develop long-term stockholder value.

	●				●		●	●

Executive Compensation

Knowledge or experience in executive compensation strategy, trends, and pay practices that align executive and stockholder interests to drive company performance and long-term value creation.

	●			●		●	●			●

Finance/Capital Markets

Experience in corporate finance and capital markets, including through management experience as a principal financial or accounting officer or oversight of capital markets transactions, that contributes to our Board’s understanding of financial markets and to effective oversight of our capital structure and financial reporting.

	●	●	●			●	●		●	●
HR/Labor Experience in the area of human capital management, human resources practices or union workforce dynamics.			●	●			●	●	●	●
Legal/Regulatory/Government Relations Understanding of the complex regulatory and governmental environment in which our business operates.		●	●	●			●	●		●
Risk Management Knowledge and experience with risk management and compliance matters relevant to our business.		●	●	●	●		●	●	●	●

Technology

Background in technology, including through experience in technology-related businesses, bringing critical understanding of our industry and the technological trends and innovation that shape our products, services, and strategy.

	●			●	●	●	●	●		●

Transportation/Logistics

Knowledge or experience in or understanding of transportation, logistics, or supply chain, including the operational and economic factors that drive efficiencies and demand for services.

	●	●			●		●	●		●
Senior Executive Experience as a Chief Executive Officer or Senior Executive at a publicly traded company.	●	●	●	●	●	●	●	●	●	●
Corporate Governance Demonstrated understanding of current corporate governance standards and best practices at public companies.	●	●	●	●			●		●	●
Mergers and Acquisitions Knowledge or experience in overseeing and executing strategic mergers, acquisitions and other corporate development activities as a senior executive or Board member.	●		●		●		●		●
Digital Strategy/Transformation Knowledge or experience in overseeing, managing and/or implementing enterprise-wide digital strategy or transformation initiatives.				●	●	●		●

ArcBest / 2026 PROXY STATEMENT    26

GOVERNANCE OF THE COMPANY

Board Leadership Structure

The Board has determined that a leadership structure with Mr. Runser serving as President and CEO, Ms. McReynolds serving in a Chairman role, and an independent director serving as the Lead Independent Director is in the best interests of ArcBest and its stockholders.

The Board recognizes that there are many viewpoints concerning a board’s optimal leadership structure and considered all options in making its decision. The Board reviewed trends in board practices, best practices for corporate governance, and the board practices of the Company’s peers. The Board also considered the advantages of having a former Chief Executive Officer serve in the Chairman role. Among other things, a person with this experience can quickly identify company concerns and communicate this information to other Board members, providing superior information due to her unique insights into the Company’s day-to-day operations.

Chairman of the Board

In deciding to adopt the current leadership structure, the Board considered: Ms. McReynolds’ leadership qualities, management capability, and knowledge of ArcBest’s business and the transportation and logistics industry; the long-term, strategic perspective she has exhibited as the former Chief Executive Officer; and her focus on growing long-term stockholder value. The Board also considered Ms. McReynolds’ tenure with the Company. The Board believes Ms. McReynolds’ service as Chairman provides the Board with deeper insight into the Company’s strategic initiatives, key business issues and risks encountered in daily operations.

Lead Independent Director

The Board believes that a non-independent Chairman should be balanced by a strong Lead Independent Director with a clearly defined and dynamic leadership role in the governance of the Board. The Company’s bylaws provide that if the Chairman is not an independent Director, the independent Directors must annually elect a Lead Independent Director. The bylaws assign to the Lead Independent Director extensive authority and responsibilities relating to the Board’s governance and functions, including:

■	calling and chairing meetings of independent Directors, and setting agendas for such meetings;
■	liaising between the independent Directors and the Chairman and communicating with the Chairman after each meeting of independent Directors to provide feedback;
■	chairing all Board meetings where the Chairman is not present;
■	reviewing, advising on, and approving Board meeting agendas and meeting schedules;
■	being available for consultation and direct communication with stockholders, when appropriate; and
■	participating in the annual performance evaluation of individual members of the Board and the Chief Executive Officer (in consultation with the Nominating/Corporate Governance Committee).

The Lead Independent Director’s authority and responsibilities generally correspond to those performed by an independent Chairman.

Eduardo F. Conrado was appointed to serve as Lead Independent Director effective November 1, 2025, following the retirement from the Board of former Lead Independent Director Steven L. Spinner on October 31, 2025. In the Board’s view, Mr. Conrado possesses the characteristics and qualities necessary to fulfill the Lead Independent Director’s important role of guiding and facilitating the independent Directors’ participation in the Company’s governance. During his more than nine years on our Board, Mr. Conrado has demonstrated a thorough understanding of the Board’s oversight role and leading corporate governance practices. Supplementing the Lead Independent Director are Board committees composed entirely of independent Directors.

ArcBest / 2026 PROXY STATEMENT    27

Management and Outside Advisors

The Company’s leadership structure includes an experienced management team, upon whose advice, reports and opinions the Board relies. Regularly scheduled management reports and presentations, based on operational, financial, talent, legal and risk management aspects of the Company’s operations, provide vital information to the Board. The independent Directors have complete access to, and direct contact with, members of senior management. The Board also relies on the advice of counsel, accountants, executive compensation consultants, auditors, strategic planning consultants, risk management consultants, and other expert advisors.

Director Independence

The Nominating/Corporate Governance Committee has determined that all members of the Board except Ms. McReynolds and Mr. Runser are independent pursuant to applicable independence standards of the Nasdaq Stock Market (“Nasdaq”). The independent Directors met in executive session two times in 2025. Mr. Spinner presided over those meetings as Lead Independent Director, until his retirement in October 2025.

In connection with its evaluation of director independence, the Board of Directors considered the following:

■

Mr. Abbate is the Chief Executive Officer and a member of the Board of Directors of Veritiv Corporation. In 2025 and 2026 (through the February 23 record date), Veritiv Corporation made payments to one or more ArcBest subsidiaries for ordinary course of business transportation and other services in the aggregate amount of approximately $5.2 million, which was immaterial to either companies’ revenues or operations in the last three fiscal years.

■

Mr. George is Senior Vice President and Chief Digital Officer of Carrier Global Corporation. In 2025 and 2026 (through the February 23 record date), Carrier Global Corporation made payments to one or more ArcBest subsidiaries for ordinary course of business transportation and other services in the aggregate amount of approximately $7.9 million, which was immaterial to either companies’ revenues or operations in the last three fiscal years.

■

Mr. Sultemeier currently serves as an Operating Partner for NewRoad Capital Partners. In 2025, ArcBest Holdings, Inc., a subsidiary of the Company, entered into a subscription agreement for funding commitments of up to $2.0 million with NewRoad Fund IV GP, L.P., of which approximately $977,000 has been deemed contributed to date as of February 18, 2026. The funding commitment represents less than 1% of the total fund commitments, which is immaterial to the Company’s revenues and NewRoad’s funding.

How Directors are Selected

The Nominating/Corporate Governance Committee is responsible for identifying and recommending potential Board members based on any specific criteria the Board may specify from time to time and such other factors as it deems appropriate. Relevant considerations include:

■	special training or skill;
■	experience with businesses and other organizations that are similar to the Company in size and type;
■	experience with or knowledge of businesses or organizations or technical expertise that is particularly relevant to the Company’s current or future business plans;
■	financial expertise;
■	advanced studies and certifications;
■	specific industry or transportation experience; and
■	other experiences or backgrounds that bring varied skills to the Board.

The Nominating/Corporate Governance Committee also considers the interplay of a candidate’s experience with the experience of the other Directors, whether the candidate has sufficient time to devote to the responsibilities of a director, and whether the candidate is free from conflicts of interest or legal issues. There is currently no set of specific minimum qualifications that must be met by a nominee recommended by the Nominating/Corporate Governance Committee, as different factors may assume greater or lesser significance at particular times, and the needs of the Board may vary in light of its composition and the Nominating/Corporate Governance Committee’s perceptions about future issues and needs. However, the Board has found the skills and experiences described above in the section titled “Board Skills Profile” to be particularly relevant and desirable.

ArcBest / 2026 PROXY STATEMENT    28

The Nominating/Corporate Governance Committee believes that to best evaluate matters the Board oversees, the Board needs a mix of business and personal backgrounds. For that reason, the Nominating/Corporate Governance Committee periodically reviews a listing of the qualifications and attributes of our current Directors and potential candidates. The Nominating/Corporate Governance Committee does not have a formal policy on diversity with regard to consideration of director nominees.

The Nominating/Corporate Governance Committee may identify potential candidates from the pool of individuals known by members of the Board and individuals recommended by management, and/or engage a third-party search firm to help identify appropriate candidates.

The Nominating/Corporate Governance Committee may consider director candidates recommended by stockholders. Recommendations should be sent to the Nominating/Corporate Governance Committee at the address provided in the section titled “Stockholder Communication with the Board”. The Nominating/Corporate Governance Committee does not have a specific policy regarding the consideration of stockholder recommendations for director candidates because the Nominating/Corporate Governance Committee would evaluate stockholder recommendations in the same manner as it evaluates director candidates recommended by other sources, using the process and criteria described above.

Board’s Role in Risk Oversight

Board of Directors

The Board believes the Company’s current management structure facilitates risk oversight by combining experienced leadership with independent review by the Board and its committees. Potential risk factors that are monitored through this structure include financial, operational, technological, disaster, environmental, social, cybersecurity, talent, legal and regulatory, fraud/corruption, employment practices, executive compensation, and reputational and legislative issues. The Board’s committees assist with risk oversight within their respective areas of responsibility, and the Board is regularly informed about each committee’s activities.

Board Committees

Audit Committee

The Audit Committee directly oversees risk management relating to financial reporting and public disclosure and the steps management has taken to monitor and control those exposures. In addition, the Audit Committee is responsible for the oversight of general financial risk matters, significant risk exposures, including Environmental, Social, and Governance (“ESG”) related risks, and the Company’s policies for risk assessment and risk management. The Audit Committee also fulfills oversight responsibilities related to compliance with the Company’s Code of Conduct, as well as compliance with legal and regulatory requirements.

The Board recognizes the critical importance of cybersecurity in protecting our business and is committed to maintaining a robust cybersecurity risk management program and implementing a comprehensive strategy to mitigate cybersecurity threats and vulnerabilities. The Audit Committee oversees risk management related to cybersecurity risks. For additional information regarding our cybersecurity risk management program, see Item 1C of the Company’s 2025 Annual Report.

The Audit Committee meets regularly with financial management, including the Chief Financial Officer, the Vice President–Controller and Chief Accounting Officer, and the Vice President–Internal Audit, as well as our independent registered public accounting firm.

The Audit Committee also reviews the activities of the Company’s Risk Management Committee, which consists of several members of senior management. The Risk Management Committee oversees the identification and mitigation of existing and emerging risks.

Compensation Committee

The Compensation Committee is responsible for oversight of risk relating to the Company’s compensation policies and practices for all employees and officers. In addition to regular reviews of the Company’s compensation programs, the Compensation Committee reviews the risk assessment performed by the Company’s Risk Management Committee to evaluate whether the Company’s compensation policies and practices, including our incentive plans, are reasonably likely to have a material adverse effect on the Company. For more information, see “Compensation Discussion & Analysis—Compensation Risk Assessment.”

ArcBest / 2026 PROXY STATEMENT    29

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee is responsible for overseeing risks associated with corporate governance, social and environmental issues, and the Company’s CEO succession process. In connection with this responsibility, the Nominating/Corporate Governance Committee annually reviews the Company’s Corporate Governance Guidelines and their implementation and oversees our ESG and sustainability strategy, ESG practices and policies.

Management

Management periodically makes presentations to the Board on the Company’s overall risk management program, including reports on the Company’s top existing risks, how the risks have been trending, and how they are addressed by Company strategy; mitigating activities; emerging risks and circumstances; and the effectiveness of the security, back-up, and contingency provisions of the Company’s information systems. Management also evaluates the Company’s compensation policies and practices on an annual basis to determine whether any create risks that are reasonably likely to have a material adverse effect on the Company. The risk assessment, including the conclusions of the Company’s Risk Management Committee, is discussed with the Compensation Committee. At least annually, management provides the Board with an overview of key talent metrics, growth and development programs and employee engagement activities.

CEO and Executive Leadership Succession Process

The Board ensures that ArcBest has a strong bench of well-prepared internal candidates, who align with the defined leadership competencies but have varied strengths, to fill both planned and unplanned vacancies with limited disruption. Another critical part of the succession planning strategy is the executive team’s regular, data-driven review of the organizational structure, retention, culture, compensation, and talent development practices that support the execution of ArcBest’s strategic business goals. The Board, Talent Review Committee and management share responsibility for management development and succession planning.

Board	Talent Review Committee	Management

■

A key responsibility of the Board is succession planning for the Chief Executive Officer, including identification and evaluation of potential successors.

■

The Board also annually reviews succession planning for other executive officers, including successor strengths and development opportunities and strategic talent metrics.

■

This committee, led by the CEO and primarily composed of the CEO’s direct reports, conducts annual reviews of succession plans for critical roles, as well as strategic talent data, with a focus on maintaining a values-driven culture in which career development for current and future leaders is critical to driving employee and organizational growth.

■

The Chief Human Resources Officer and senior talent leaders work with functional leaders across ArcBest in developing and implementing programs to attract, assess, develop, engage, and retain leaders at all levels of the organization.

As reported in July 2025 and effective as of January 1, 2026, Mr. Runser was appointed as Chief Executive Officer of the Company, succeeding Ms. McReynolds in that role, while Ms. McReynolds retained her role as Chairman of the Board. This appointment was the product of our succession process in action, promoting continuity, strength and depth of knowledge across critical leadership roles for the Company.

ArcBest / 2026 PROXY STATEMENT    30

Committees of the Board

The Board has established Audit, Compensation, Nominating/Corporate Governance, and Qualified Legal Compliance Committees to devote attention to specific subjects and to assist in the discharge of its responsibilities. These committees are described below. The charters for all four committees are available on our website, arcb.com, in the “Invest—Corporate Governance” section.

AUDIT COMMITTEE
Ms. Stipp (Chair), Ms. Bordelon, and Messrs. Albrecht and George Meetings in 2025: 6

The Audit Committee assists the Board by fulfilling oversight responsibilities relating to:

■

the integrity of financial reports and related financial information provided by the Company to the public and the Securities and Exchange Commission (“SEC”);

■

the Company’s systems of internal controls regarding finance, accounting and compliance with policies, including ethics policies;

■

the performance of the Company’s internal audit, accounting and financial reporting functions;

■

the Company’s risk management policies and processes for identifying, monitoring, and managing significant risk exposures, including cybersecurity and ESG-related risks; and

■

the Company’s compliance with legal and regulatory requirements.

The Nominating/Corporate Governance Committee has determined that each current member of the Audit Committee meets all applicable SEC and Nasdaq independence standards and financial literacy requirements that apply to audit committee members. The Board has determined that Ms. Stipp, Ms. Bordelon, and Mr. Albrecht are audit committee financial experts as defined under applicable SEC rules.

COMPENSATION COMMITTEE
Messrs. Abbate (Chair), Conrado, Hogan, and Sultemeier Meetings in 2025: 5

The Compensation Committee is responsible for:

■

reviewing and approving executive officer compensation and has authority to make and administer employee awards under the ArcBest Corporation Executive Officer Incentive Compensation Plan and the Amended and Restated ArcBest Corporation Ownership Incentive Plan (the “Ownership Incentive Plan”), including setting performance goals and determining the extent to which those goals were achieved;

■

reviewing and approving the Company’s peer group;

■

evaluating the need for, and provisions of, contracts and severance arrangements for executive officers;

■

monitoring compliance by Executive Officers with the Company’s stock ownership guidelines; and

■

overseeing the Company’s anti-hedging and pledging policy and the Company’s clawback policy.

The Nominating/Corporate Governance Committee has determined that each current member of the Compensation Committee meets applicable Nasdaq independence standards and non-employee director requirements of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

ArcBest / 2026 PROXY STATEMENT    31

NOMINATING/CORPORATE GOVERNANCE COMMITTEE
Messrs. Hogan (Chair), Abbate, Conrado, and Sultemeier Meetings in 2025: 7

The Nominating/Corporate Governance Committee’s responsibilities include:

■

identifying individuals believed to be qualified to become Directors;

■

selecting and recommending to the Board for its approval the nominees to stand for election as Directors or, if applicable, to be appointed to fill vacancies on the Board;

■

determining appropriate compensation for Directors;

■

recommending any changes regarding size, structure, composition, processes and practices of the Board;

■

reviewing the independence of Directors and assessing whether members are meeting the applicable independence standards for service on the various Board committees;

■

working with the Board to identify, evaluate and make recommendations regarding potential successors for the Company’s Chief Executive Officer;

■

reviewing the Company’s Corporate Governance Guidelines;

■

monitoring compliance by Directors with the Company’s stock ownership guidelines;

■

providing oversight with respect to the Company’s ESG and sustainability strategy, practices, and policies and as appropriate provide updates and make recommendations to the Board;

■

monitoring emerging trends, best practices and regulatory developments related to ESG and other sustainability matters; and

■

overseeing the annual Board and Committee evaluations and CEO evaluation.

The Nominating/Corporate Governance Committee has determined that each current member of the committee is independent, as defined in applicable Nasdaq independence standards.

QUALIFIED LEGAL COMPLIANCE COMMITTEE
Ms. Stipp (Chair), Ms. Bordelon, and Messrs. Albrecht and George.

The Qualified Legal Compliance Committee is responsible for confidentially receiving, retaining and considering any report of evidence of a material violation of securities law, a material breach of fiduciary duty, or a similar material violation of any federal or state law by the Company or by any officer, director, employee or agent of the Company that is made or referred to the Compliance Committee by the Chief Executive Officer or the Company’s Chief Legal Officer or legal advisors. The Audit Committee serves as the Qualified Legal Compliance Committee.

Attendance at Meetings

The Board has five regularly scheduled meetings each year to review significant developments affecting the Company and to act on matters requiring Board approval. The Board holds special meetings when action is required between regular meetings. The Board met nine times during 2025. During 2025, all incumbent members of the Board participated in at least 75% of all scheduled Board and applicable committee meetings held during the year during the period in which he or she served on the Board or an applicable committee.

It is the Company’s policy that all members of the Board attend the annual meeting of stockholders, except when illness or other personal matters prevent such attendance. All members of the Board who were members on the date of the annual meeting attended the Company’s 2025 Annual Meeting of Stockholders.

Other Board Policies

The Board has imposed a mandatory retirement age for all Directors. No Director may seek re-election to the Board after attaining age 75. Because we recognize the commitment of time and energy that a public company board requires, no Director is permitted to serve on the boards of more than two other public companies while serving on the ArcBest Board, unless he or she has obtained approval from the ArcBest Board.

ArcBest / 2026 PROXY STATEMENT    32

Code of Conduct and Corporate Governance Guidelines

The Board has adopted a Code of Conduct that applies broadly to all Directors, officers, employees, representatives, agents, sub-contractors, vendors, and suppliers of the Company. The Code of Conduct incorporates the United Nations Global Compact’s ten principles in the areas of human rights, labor, the environment and anti-corruption.

The Company will post on its website any amendment to, or waiver of, a provision of the Code of Conduct that applies to its Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, or any person performing similar functions and that relates to any of the following elements of the Code of Conduct: honest and ethical conduct; disclosure in reports or documents filed with the SEC and other public communications; compliance with applicable laws, rules and regulations; prompt internal reporting of code violations; and accountability for adherence to the Code of Conduct. The full text of the Code of Conduct is available in the Investors section of the Company’s website, arcb.com. No waiver of the Code of Conduct has occurred.

Acting on the recommendation of the Nominating/Corporate Governance Committee, the Board developed and adopted Corporate Governance Guidelines to promote the functioning of the Board and its committees and to set forth a common set of expectations as to how the Board should fulfill its responsibilities. Among other things, the Corporate Governance Guidelines address the composition of the Board, including independence standards; the selection, term and expectations for Directors; the conduct of meetings and executive sessions; and the composition and primary objectives of the Board’s committees. The full text of the Corporate Governance Guidelines is posted in the Investors section of the Company’s website, arcb.com.

Certain Transactions and Relationships

Item 404 of Regulation S-K of the Securities Act of 1933, as amended, requires that the Company disclose certain “related party transactions” with the Company’s Directors and executive officers, among others.

In 2025, Brian Beasley, the brother of J. Matthew Beasley, the Company’s Chief Financial Officer, served as Senior Innovation and Strategy Manager for ArcBest Technologies, Inc., a subsidiary of the Company. For the fiscal year ended 2025, he earned $160,605 in total compensation.

There were no other transactions between related parties and the Company that required disclosure in this Proxy Statement.

Annually, as part of the Company’s proxy preparation, all Directors and executive officers who are subject to related party transaction disclosure are instructed to report in writing any such transactions to the Company, and to report to the Company any such transactions that may be planned or that occur during the year. As set forth in the Audit Committee’s charter, in determining whether to approve or ratify a related party transaction, the Audit Committee considers all the relevant facts and circumstances available, including (if applicable): (i) whether there is an appropriate business justification for the transaction; (ii) the benefits that accrue to the Company as a result of the transaction; (iii) the terms available to unrelated third parties entering into similar transactions; (iv) the impact of the transaction on a director’s independence (in the event the related party is a director, an immediate family member of a director, or an entity of which a director is a partner, stockholder or executive officer); (v) the availability of other sources for comparable products or services; (vi) whether it is a single transaction or a series of ongoing, related transactions; and (vii) whether entering into the transaction would be consistent with the Company’s Code of Conduct.

The Company has entered into indemnification agreements with the members of its Board. Under these agreements, the Company is obligated to indemnify its Directors to the fullest extent permitted under the Delaware General Corporation Law for expenses, including attorneys’ fees, judgments and settlement amounts incurred by them in any action or proceeding arising out of their services as a Director. The Company believes that these agreements are helpful in attracting and retaining qualified Directors. The Company’s Third Amended and Restated Certificate of Incorporation, and the bylaws also provide for indemnification of the Company’s officers and Directors to the fullest extent permitted by the Delaware General Corporation Law.

ArcBest / 2026 PROXY STATEMENT    33

Insider Trading, Anti-Hedging and Pledging Policies

The Company has adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of the Company’s securities by all of the Company’s directors, officers and employees, that is reasonably designed to promote compliance with insider trading laws, rules and regulations.

All Company officers, including Named Executive Officers, and certain other employees, as well as non-employee Directors, are subject to the provisions of the Insider Trading Policy which prohibit certain transactions in the Company’s securities, including: purchase or sale of puts, calls, options or other derivative securities based on the Company’s securities; monetization transactions, such as forward sale contracts (in which a stockholder continues to own the underlying security without having all the risks or rewards of ownership, executes a short-sale of Company securities, or “sells against the box”—failing to deliver sold securities), and any other hedging or pledging transaction involving the Company’s securities. This policy does not include ArcBest stock options exercised in accordance with the terms of the Company’s equity plan. The Company does not have any outstanding stock option awards.

A copy of the policy was filed as an exhibit to ArcBest’s Annual Report on Form 10-K for the year ended December 31, 2025.

Although the Insider Trading Policy does not apply to Company stock repurchases, it is the Company’s practice to only engage in repurchase transactions during open window periods or pursuant to Rule 10b5-1 plans.

ArcBest / 2026 PROXY STATEMENT    34

DIRECTOR COMPENSATION

The Nominating/Corporate Governance Committee is responsible for reviewing and awarding compensation to the non-employee Directors and has retained Meridian Compensation Partners, LLC (“Meridian”), an independent compensation consultant, to assist in fulfilling that responsibility. The Nominating/Corporate Governance Committee sets the levels and forms of non-employee Director compensation based on its experience, review of the compensation paid to directors of comparable publicly traded companies, and Meridian’s advice.

We offer a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board.

Cash Compensation

The following table shows the standard cash compensation for non-employee Directors for 2025. Retainers are cumulative, meaning that each non-employee Director receives a “Member Retainer” plus the appropriate retainer fee for any other positions held.

Annual Retainers (Paid in Monthly Installments)
Member	$95,000
Lead Independent Director	30,000
Audit Committee Chair	25,000
Compensation Committee Chair	20,000
Nominating/Corporate Governance Committee Chair	15,000

Actual cash compensation paid to Directors in 2025 is reflected in the “2025 Director Compensation Table.”

Equity-Based Awards

The target equity grant value for non-employee Directors in 2025 was $160,000. Awards were made in the form of restricted stock units (“RSUs”) in an amount determined by dividing the target grant value by the closing price of ArcBest Common Stock on the date of grant and rounding to the nearest multiple of 25 shares. Equity grants for the non-employee Directors typically are approved during the Board’s second-quarter meeting with an effective grant date that is five business days following the Company’s quarterly earnings release, unless a different date is approved by the Board.

RSU awards granted to non-employee Directors vest one year from the date of grant. All of the RSU awards are subject to accelerated vesting in the event of a Director’s death or disability or a change in control of the Company. Accelerated vesting for RSUs also occurs if a director retires from the Board after the age of 65 with at least five years of service as a Director.

Vested RSU awards are paid in shares of ArcBest Common Stock on the earlier to occur of the normal vesting date applicable to the award or the Director’s qualifying termination of service with the Company, unless payment is deferred by the Director under the provisions of the Ownership Incentive Plan.

Miscellaneous Compensation Items

We typically provide transportation for Directors to attend Board meetings, pay for their hotel stays, and provide meals. We also cover the cost of a director education and resource subscription. Upon request, we may reimburse some or all of the cost of an educational conference and related travel.

Stock Ownership Policy for Non-Employee Directors

The Nominating/Corporate Governance Committee believes that the Directors should maintain a level of equity holdings in the Company that will further align their interests with those of the Company’s stockholders. The Board adopted a Stock Ownership Policy requiring Directors to own a minimum value of stock in the Company. In 2025, Directors were required to own shares with a total value equal to five times their total annual retainers. Directors are not permitted to sell any shares of Company stock (except to pay the taxes generated as a result of the vesting of equity grants) until they satisfy the stock ownership requirement, and then may only sell the shares that exceed the stock ownership requirement. RSUs (including

ArcBest / 2026 PROXY STATEMENT    35

unvested RSUs and RSUs that have vested but are deferred or subject to transfer restrictions) and stock owned outright count toward the stock ownership requirements.

The Nominating/Corporate Governance Committee reviews ownership levels annually. As of the review completed in April 2025, all of the Directors have met their ownership requirements. Messrs. Albrecht, Sultemeier, and George and Ms. Bordelon joined the Board after the ownership review was completed in 2025. Directors must retain shares in accordance with the Stock Ownership Policy until they satisfy the stock ownership requirement.

2025 Director Compensation Table

The table below summarizes the compensation paid by the Company to non-employee Directors for the year ended December 31, 2025.

	Fees Earned or	Stock	All Other
Name(1)	Paid in Cash	Awards(2,3)	Compensation (6)	Total
Salvatore A. Abbate	$95,000	$158,241	$—	$253,241
Thomas S. Albrecht	47,500	158,305	—	205,805
Eduardo F. Conrado(4)(5)	112,500	158,241	—	270,741
Fredrik J. Eliasson	95,000	158,241	—	253,241
Michael P. Hogan	97,500	158,241	—	255,741
Kathleen D. McElligott(4)	115,000	158,241	—	273,241
Craig E. Philip	95,000	158,241	—	253,241
Steven L. Spinner(5)	104,167	158,241	26,097	288,504
Janice E. Stipp(4)	120,000	158,241	—	278,241
Chris T. Sultemeier	23,750	159,054	—	182,804
(1)

Ms. McReynolds, the Chairman and Chief Executive Officer of the Company for the fiscal year, is not included in this table since she was an employee of the Company and thus received no compensation for her service as a Director. The compensation received by Ms. McReynolds as an officer of the Company is shown in the Summary Compensation Table on page 59.

(2)

Reflects the aggregate grant date fair value of RSU awards made during 2025, computed using the grant date fair value ($58.07 per share), in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”) determined without regard to estimated forfeitures and adjusted for present value of dividends (to reflect that dividend equivalents are not paid with respect to unvested RSU awards). All non-employee Directors active as of May 6, 2025, received an award of 2,725 RSUs under the Ownership Incentive Plan on May 6, 2025 (computed using a stated annual value of $160,000 and the grant date closing stock price of $58.54 per share, rounded to the nearest multiple of 25 shares). Thom Albrecht received an award of 2,150 RSUs effective August 6, 2025 following his appointment to the Board. His RSU award value was calculated using the grant date fair value of $73.63 per share. Chris Sultemeier received an award of 2,450 RSUs effective November 12, 2025 following his appointment to the Board. His RSU award value was calculated using the grant date fair value of $64.92 per share. No dividends or dividend equivalents are paid to non-employee Directors on RSUs, except for RSUs that vest but are deferred by the Director under the terms of the plan. See Note K to the consolidated financial statements in the Company’s 2025 Annual Report for additional detail on share-based compensation.

(3)	As of December 31, 2025, each non-employee Director had the following aggregate number of RSUs outstanding, although only the value of the 2025 RSU award is provided in the Stock Awards column above.

	Vested but Subject to Transfer		Total RSUs
Name	Restrictions(i)	Unvested	Outstanding
Salvatore A. Abbate	—	2,725	2,725
Thomas S. Albrecht	—	2,150	2,150
Eduardo F. Conrado	22,150	2,725	24,875
Fredrik J. Eliasson	1,300	2,725	4,025
Michael P. Hogan	3,800	2,725	6,525
Kathleen D. McElligott	—	2,725	2,725
Craig E. Philip	—	2,725	2,725
Steven L. Spinner	—	—	—
Janice E. Stipp	—	2,725	2,725
Chris T. Sultemeier	—	2,450	2,450
(i)	The balance in the Vested but Subject to Transfer Restrictions column includes shares deferred under the terms of the equity plan.
(4)

Committee Chairpersons during 2025: Ms. Stipp, Audit Committee and Qualified Legal Compliance Committee; Ms. McElligott, Compensation Committee; and Mr. Conrado until October 31, 2025, and Mr. Hogan since November 1, 2025, Nominating/Corporate Governance Committee.

(5)	Lead Independent Director until October 31, 2025: Mr. Spinner. Lead Independent Director since November 1, 2025: Mr. Conrado.

ArcBest / 2026 PROXY STATEMENT    36

(6)

Mr. Spinner retired from the Board on October 31, 2025. The amounts included in the “All Other Compensation” column include the reimbursement of certain continuing education program fees and a director legacy contribution that was made to Willistown Conservation Trust in Mr. Spinner’s honor upon the occasion of his retirement from the Board.

2026 Director Compensation Changes

In October 2025, Meridian conducted a review of director compensation, including compensation paid to directors of the Company’s executive market compensation peer group as well as compensation paid to directors of similarly-sized general industry companies. Following the review, the Nominating/Corporate Governance Committee determined that, starting in fiscal year 2026, the annual retainer for the chairman of the Nominating/Corporate Governance Committee will increase from $15,000 to $20,000, and the non-employee chairman of the Board will receive an annual cash retainer of $120,000 for service as board chair.

ArcBest / 2026 PROXY STATEMENT    37

EXECUTIVE OFFICERS OF THE COMPANY

We would like to introduce the current executive officers of the Company and its subsidiary, ABF Freight System, Inc. There are no family relationships among Directors and executive officers of the Company or its subsidiaries.

SETH K. RUNSER
President and Chief Executive Officer, ArcBest	Age: 41 Career Highlights: Mr. Runser is President and Chief Executive Officer, and a Director of the Company. His full biography appears above under “Proposal 1. Election of Directors.”

CHRISTOPHER A. ADKINS
Chief Strategy Officer

Age: 36

Career Highlights:

Mr. Adkins was named Chief Strategy Officer in February 2025, after serving as Vice President - Yield Strategy and Management since June 2023. Previously, he served as Vice President - Yield Strategy and Analytics from January 2022 to June 2023, and Director of Yield Strategy from October 2020 to December 2021. He joined the Company in 2012 as a Pricing Analyst and has served in various leadership roles, including Manager of Engineering and Technology, before becoming Director of Yield Strategy.

Education:

■

B.S. (Industrial Engineering), University of Arkansas.

DENNIS L. ANDERSON II
Chief Innovation Officer

Age: 45

Career Highlights:

Mr. Anderson assumed the role of Chief Innovation Officer in January 2025, after serving as Chief Strategy Officer from March 2023 to December 2024, and Chief Customer Officer from April 2020 to March 2023. Prior to that, he was Chief Customer Experience Officer from January 2017 through March 2020. Mr. Anderson was Vice President - Strategy from February 2014 through December 2016. Prior to that, Mr. Anderson served as Director of Strategy from June 2011 through January 2014. For ABF Freight, Mr. Anderson was Senior Pricing Analyst for three years and Manager of Pricing after that.

Education:

■

B.S. (Industrial Engineering), University of Arkansas.

ArcBest / 2026 PROXY STATEMENT    38

J. MATTHEW BEASLEY
Chief Financial Officer

Age: 47

Career Highlights:

Mr. Beasley was named Chief Financial Officer in May 2023. Mr. Beasley joined the Company in 2022 and served as Vice President and Treasurer until his promotion in May 2023. Prior to joining the Company, Mr. Beasley served at Enable Midstream Partners and its predecessor companies from 2007 to 2021, including in senior-level finance roles. Mr. Beasley is a CFA charterholder.

Education:

■

B.S. (Finance and Management Information Systems), University of Tulsa; M.B.A., St. Edward’s University.

ERIN K. GATTIS
Chief Human Resources Officer

Age: 51

Career Highlights:

Ms. Gattis has been Chief Human Resources Officer since July 2016. She previously served as Vice President - Human Resources from October 2011 through June 2016, Chief of Staff from January 2010 through September 2011, and Manager of Retirement Services & Executive Compensation from August 2006 through December 2009. She joined the Company in 1999 and between 1999 and 2006 worked for both the Company and ABF Freight as a Retirement Specialist, Benefits Analyst, Supervisor of Executive Compensation and Manager of Executive Compensation. Ms. Gattis has a Senior Professional in Human Resources (SPHR) and SHRM-SCP certification.

Education:

■

B.S. (Economics and Finance), Arkansas Tech University.

MATTHEW R. GODFREY
President, ABF Freight

Age: 43

Career Highlights:

Mr. Godfrey has been President of ABF Freight since August 2024. He joined the Company in 2004 as an ABF Management Trainee. Since that time, he has gained extensive knowledge and experience serving in various pivotal roles, including operations supervisor, account manager, service center manager and regional vice president, before being promoted to Vice President of Engineering in 2021.

Education:

■

B.S. (Business Logistics), Penn State.

ArcBest / 2026 PROXY STATEMENT    39

J. BRENT HAGY
Chief Legal Officer and Corporate Secretary

Age: 53

Career Highlights:

Mr. Hagy was named Chief Legal Officer and Corporate Secretary in January 2026, a title he assumed after serving as Vice President – Legal & Assistant Secretary from February 2025 to December 2025. Prior to joining the Company, he served as General Counsel for CarbonFree from 2022 to 2024 and as Vice President and Deputy General Counsel and Secretary for Enable Midstream Partners from 2013 to 2021.

Education:

■

J.D. Texas Tech University; M.A. (Communication Studies) Texas Tech University; B.A. (Economics), Texas Tech University.

MAC S. PINKERTON
Chief Operating Officer, Asset-Light Logistics

Age: 52

Career Highlights:

Mr. Pinkerton was named Chief Operating Officer - Asset-Light Logistics in January 2026. Prior to joining the Company, Mr. Pinkerton worked at C.H. Robinson for 27 years where served in a variety of leadership roles including President of North American Surface Transportation, Vice President – Service Lines and Vice President – Transportation.

Education:

■

B.S. (Education), Mississippi State University.

B.S. (Business Administration), University of Arkansas.
R. EDWARD SORG
Chief Commercial Officer

Age: 54

Career Highlights:

Mr. Sorg was named Chief Commercial Officer in February 2025. He joined the Company in 1995 as a Pricing Analyst. Since that time, he has served in a variety of leadership roles including ABF Director of Revenue Accounting, ABF Director of Pricing, Vice President of Yield Management, and most recently Chief Operating Officer - Asset-Light Logistics.

Education:

■

B.S. (Industrial Engineering), University of Arkansas.

ArcBest / 2026 PROXY STATEMENT    40

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION & ANALYSIS	41	Roles and Responsibilities in Determining Executive Compensation	46

Executive Summary	42	Determining Appropriate Pay Levels	47
Overview of Our Compensation Program	43	Components of Compensation	48
2025 At Risk vs. Fixed Compensation	44	Compensation Risk Assessment	53
Alignment of Cash Incentive Payouts with Operating Income	44	Compensation Program Changes for 2026	54
Key Compensation Governance Policies	45	Other Compensation Policies	54
Compensation Philosophy and Objectives	45	Employment Agreements and Change in Control Provisions	56
Response to 2025 Say on Pay Vote	46	Tax Considerations	57

Compensation Discussion & Analysis

This Compensation Discussion & Analysis (“CD&A”) describes our executive compensation programs and the compensation decisions made during the year regarding our Named Executive Officers. The Board’s Compensation Committee (the “Compensation Committee” or “Committee”) determines compensation and reviews, approves, and oversees the administration of plans and programs for our Named Executive Officers. This discussion should be read in conjunction with the compensation tables and other disclosures that begin on page 59.

The Named Executive Officers for 2025 were:

Name	Title
Judy R. McReynolds(1)	ArcBest Chairman and Former Chief Executive Officer
Seth K. Runser(1)	ArcBest President and Chief Executive Officer
J. Matthew Beasley	ArcBest Chief Financial Officer
Dennis L. Anderson II	ArcBest Chief Innovation Officer
Michael R. Johns(2)	Former ArcBest Chief Legal Officer and Corporate Secretary
(1)	Ms. McReynolds retired as Chief Executive Officer effective December 31, 2025. Her responsibilities were assumed by Mr. Runser in his new role as President and Chief Executive Officer in January 2026. Mr. Runser served as President during 2025.
(2)	Mr. Johns retired as Chief Legal Officer and Corporate Secretary effective December 31, 2025. His responsibilities were assumed by Mr. Hagy in his new role as Chief Legal Officer and Corporate Secretary in January 2026.

ArcBest / 2026 PROXY STATEMENT    41

Executive Summary

Company Performance

The table below summarizes our key 2025 and 2024 financial results.

In 2025, extended periods of economic disruption with the freight recession and declines in industry production and manufacturing have negatively impacted demand for our services. We stayed focused on our customers, business, and innovation. Our people continued to deliver best-in-class customer experience and leading-edge solutions. Here are some highlights from the year:

■	We delivered growth in LTL-rated shipments and tonnage.
■	We enhanced customer service and visibility tools with Salesforce Service Cloud and our ArcBest View platform.
■	We invested over $198 million for capital expenditures, including revenue equipment and real estate, as well as service center renovations.
■	We returned over $86 million to stockholders through dividends and share repurchases.
■	We hosted an Investor Day in September 2025; the first one in 10 years.

In 2025, our consolidated revenues from continuing operations totaled $4 billion, a decrease of 4% from 2024. Revenues of our Asset-Based segment totaled $2.7 billion, a per-day decrease of 0.2% from 2024, and revenues of our Asset-Light segment were $1.4 billion, a per-day decrease of 9% from 2024. The consolidated revenue decline is primarily attributable to lower revenue per shipment for both the Asset-Based and Asset-Light segments, versus 2024. The softer market environment, characterized by weak industrial production and housing, and excess capacity, has negatively impacted market rates for shipping and logistics services and reduced Asset-Light revenue per shipment. Our consolidated operating ratio, expressed as a percentage of revenues from continuing operations, increased to 97.7%, a decline of 3.5 percentage points as compared to 2024, primarily due to lower revenues.

Executive Compensation Relative to Company Performance

Our executive compensation program provides a strong relationship between pay and Company performance. The annual cash incentive for 2025 was based on operating income (adjusted) (“Adjusted Operating Income”) and Return on Capital Employed (adjusted) (“Adjusted ROCE”). As outlined further in “Annual Cash Incentive Compensation” on the following pages, Adjusted Operating Income was below the threshold performance amount in 2025, and Adjusted ROCE was below the threshold performance amount in 2025, resulting in no payout under the annual plan.

Our performance over the long term also reflects the strong pay-for-performance structure of our incentive compensation program for our executives. The 2023-2025 cash long-term incentive compensation plan (“C-LTIP”) was based on Total Shareholder Return (“TSR”) compared to our peer group and pre-established Adjusted ROCE goals. Actual Company performance generated a payout of 62.15% of the target incentive opportunity under the 2023-2025 plan, as outlined further below in “Long-Term Incentive Compensation.” For more information regarding our pay-for-performance philosophy, we encourage you to review the remainder of our CD&A, including the sections titled “Compensation Philosophy and

ArcBest / 2026 PROXY STATEMENT    42

Objectives” and “Alignment of Cash Incentive Payouts with Operating Income”, as well as our “Pay Versus Performance” table on page 71, which we are providing as required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K.

Overview of Our Compensation Program

The primary elements of direct compensation awarded to the Named Executive Officers are shown below.

	Compensation Element	How Paid	Performance Metrics	Rationale
Fixed	Base salary	Cash	N/A
●
Provides executives with a minimum level of pay regardless of Company performance, supporting retention and reducing risk.
●
Reviewed annually to ensure alignment with role expectations and market conditions.
●
Determined based on Executive’s experience; scope and complexity of the position; current objectives and responsibilities; internal equity considerations; individual performance; retention needs; and relevant market factors.

At-Risk (Variable)	Annual incentive (AIP)	Cash	Annual goals for Adjusted Operating Income and Adjusted ROCE
●
Encourages management to focus on annual profitability and achievement of the Company’s financial goals.
●
Aligns annual performance with drivers of long-term Company success.
●
Supports retention of executive talent by rewarding achievement of key financial objectives.

At-Risk (Variable)	Long-term incentive	Cash (C-LTIP) (60% of target)	Three-year goals for relative TSR and Adjusted ROCE
●
Rewards management for driving performance against the Company’s key financial metrics.
●
Utilizes a three-year performance cycle to reinforce a long-term perspective and incentivize sustainable value creation, profitability, and capital efficiency.
●
Employs cash-based long-term awards, reducing dilution associated with relying solely on equity compensation.

		Time-based RSUs (40% of target)	Vest pro-rata over three years following grant date
●
Aligns management’s interests with those of stockholders.
●
Focuses executives on creating long-term stockholder value over a multi-year period.
●
Supports retention of key talent through long-term incentives.
●
Discourages inappropriate short-term decision-making by emphasizing sustained performance.

We use Adjusted ROCE in our annual and long-term cash incentive compensation plans to ensure our leadership team maintains a consistent focus on key performance measures that align with the Company’s strategic goals. Adjusted ROCE is important in both the short and long term because it measures how efficiently the Company creates value through the deployment of its capital to generate profitable returns.

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2025 At Risk vs. Fixed Compensation

One of the primary considerations in implementing our compensation philosophy and objectives is striking the proper balance between fixed and at-risk (variable) compensation. Fixed compensation ensures that an executive receives a minimum level of pay irrespective of Company performance, which is important for retention and risk reduction. Variable compensation ties the executive’s compensation to Company performance, aligning the executive’s interests with those of the Company’s stockholders. The following charts show the significant portion of the Named Executive Officers’ 2025 target compensation that was variable and at risk based on either reaching certain performance goals or the value of the Company’s Common Stock.

Alignment of Cash Incentive Payouts with Operating Income

Our executive compensation program aims to achieve a strong relationship between pay and Company performance. In establishing compensation for our Named Executive Officers, the Compensation Committee reviews the historical trend of the average annual incentive payout and long-term incentive payout in a given year, as compared to the Company’s GAAP-reported operating income. The following charts illustrate the respective trends of average annual incentive payouts and long-term incentive payouts to Named Executive Officers as compared to GAAP-reported operating income over a ten-year period. For more information regarding pay for performance, see our “Pay Versus Performance” table on page 71, which we are providing as required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K.

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Key Compensation Governance Policies

The Compensation Committee continually reviews the Company’s executive compensation program to ensure our practices promote stockholders’ best interests. Some of our key policies are summarized below.

What We Do:	What We Don’t Do:
We tie pay to performance. The majority of executive pay is at risk.	NO tax gross-up payments for any amounts considered excess parachute payments.
60% of the long-term incentive value granted to Named Executive Officers is contingent on the Company’s performance over a three-year period.	NO single-trigger payments upon a change in control.
We use three-year ratable vesting for our restricted stock units to encourage retention and a long-term perspective.	NO excessive perquisites.
Named Executive Officers and Directors are subject to significant stock ownership requirements.	NO hedging or pledging of Company stock.
We have caps on both the annual incentive and long-term incentive payouts.	NO employment agreements with our Named Executive Officers.
We have a robust clawback policy that goes beyond the minimum requirements under the Nasdaq listing standards.	NO re-pricing of stock options without stockholder approval.
We conduct annual risk assessments of our compensation plans.	NO guaranteed bonuses.
We have an independent Compensation Committee.
The Compensation Committee has an independent compensation consultant.
We benchmark our compensation practices to peers with which we compete for talent.
We proactively engage with our largest stockholders and consider their feedback.

Compensation Philosophy and Objectives

The primary objectives of the Company’s executive compensation program are to:

■	attract and retain highly qualified executives;
■	motivate the Company’s leaders to work together as a team to deliver superior business performance;
■	encourage balance between short-term results and the long-term strategic decisions needed to ensure sustained business performance over time; and
■	ensure that the interests and risk tolerance of the Company’s leaders are closely aligned with those of our stockholders.

As discussed in the sections that follow, we use a variety of compensation vehicles to reflect this compensation philosophy and meet the Company’s objectives. The Compensation Committee does not prescribe a targeted allocation for the various compensation components. Both internal and external influences on our compensation program fluctuate periodically, and we believe it is in the best interest of the Company, our stockholders, and the Named Executive Officers for the Committee to have the flexibility to design a compensation program appropriate for the current market environment and the Company’s goals.

Our compensation program is designed to retain and secure the continued leadership of our existing managerial talent as well as to attract future leaders for the Company. The majority of our Named Executive Officers are long-term employees of the Company resulting in a management team that is very knowledgeable about the Company and the transportation industry. This experience is extremely valuable, and our executives can be targets for recruitment by other companies, especially in the transportation and logistics industry. Other factors we consider when determining executive compensation include scope and complexity of the position, current objectives and responsibilities, internal equity, relative compensation within the peer group, the Company’s results, and the executive’s performance.

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Response to 2025 Say on Pay Vote

In 2025, the Company held its 15th annual stockholder advisory vote on the compensation paid to our Named Executive Officers, earning approximately 96% support. The Committee considered this strong support by stockholders as well as many other factors in evaluating the Company’s executive compensation programs. These factors include the alignment of our compensation programs with our corporate business objectives, evaluations of our programs by external consultants, and review of data from a select group of peers. Based on these considerations, the Committee did not make any changes to our executive compensation program, policies or pay levels as a result of the 2025 say on pay advisory vote. The Committee and Company value feedback from our stockholders, and we will continue to consider this feedback when evaluating decisions regarding our executive compensation programs in the future.

Roles and Responsibilities in Determining Executive Compensation

Role of the Compensation Committee

The Compensation Committee is responsible for overseeing and approving compensation levels and incentive plans for the Named Executive Officers. The Compensation Committee has determined and reviewed the value and forms of compensation for Named Executive Officers and other officers based on Committee members’ knowledge and experience, competitive market compensation information, periodic review and analysis from an independent compensation consultant, and management recommendations. The Committee approves salary levels, incentive plan performance metrics, performance goals, payout opportunities, equity award levels and terms, and the peer group used for market benchmarking and total shareholder return relative comparisons. The Committee also evaluates the need for, and the provisions of, severance arrangements for the Named Executive Officers, reviews risks associated with compensation plans and administers the Company’s clawback policy.

Role of the Independent Compensation Consultant

The Compensation Committee directly engages Meridian Compensation Partners, LLC (“Meridian”) as its independent executive compensation consultant. Meridian provided ongoing consulting assistance to the Compensation Committee throughout the year on areas such as compensation design, proxy disclosure, market trends, corporate governance practices, technical considerations and other matters. In particular, Meridian assisted the Committee by evaluating the Company’s compensation programs and award levels, participating in Committee meetings when requested, and reviewing Committee materials. Meridian also provided non-employee director compensation consulting to the Nominating/Corporate Governance Committee.

Other than executive and director compensation consulting to the Board, the Compensation Committee and the Nominating/Corporate Governance Committee, Meridian does not provide any other services to the Company. The Compensation Committee has the final authority to hire and terminate the independent compensation consultant and evaluates the consultant periodically. The Chair of the Compensation Committee approves the fees paid to the consultant. The Compensation Committee has assessed the independence of Meridian under SEC rules and concluded that Meridian’s work for the Board, the Compensation Committee and the Nominating/Corporate Governance Committee does not raise any conflict of interest.

The Company has retained Mercer (US) LLC (“Mercer”) to provide additional consulting services at the request of management and to assist with management’s recommendations for executive compensation levels and program design. Mercer primarily assists management with market analysis and proxy disclosure review. The Company has assessed the independence of Mercer under SEC rules and concluded that Mercer’s work for management does not raise any conflict of interest. At the Company’s request, Mercer presented a compensation review for Named Executive Officers in July 2024 and in July 2025. These studies helped inform compensation decisions for 2025 and 2026, respectively.

Role of Management

The Company’s President & Chief Executive Officer, Chief Legal Officer and Corporate Secretary, and Chief Human Resources Officer are routinely invited to attend Compensation Committee meetings to provide analysis and recommendations on compensation issues and other matters the Committee is considering. At certain meetings, the CEO presents pay recommendations for his or her direct reports. The CEO does not make recommendations regarding his or her own compensation. No executive participates in discussions concerning his or her own pay or attends Committee executive sessions, except to the extent requested by the Committee.

Management formulates its recommendations on executive compensation with assistance from Mercer. The Committee considers management recommendations and discusses proposals with Meridian before making decisions on

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compensation awarded to the executives. The Committee believes these discussions provide valuable insight, but the Committee is solely responsible for approving all pay decisions for the Named Executive Officers.

The Compensation Committee delegates to management the implementation and record-keeping functions related to the various elements of compensation it has approved, to the extent permissible. The Committee may not and does not delegate its authority to review and determine the form or value of compensation for Named Executive Officers.

Determining Appropriate Pay Levels

Total direct compensation for the Named Executive Officers is divided into two general categories: short-term cash compensation and long-term incentive compensation.

Although the Committee also reviews retirement, perquisites, and other benefits such as the 401(k) plan and health and welfare benefits, these benefits are not referenced against market data or used in determining direct compensation levels. For more information, see “Retirement and Other Benefits” and “Perquisites” in this CD&A.

Peer Group

The Committee compares the Company’s compensation levels with the compensation of executives within a peer group.  The peer group consists of companies in the transportation and logistics industry with whom we compete for executive talent.  Each year, with input from Meridian and management, the Committee reviews our peer group.

The peer group used for market comparison (unchanged versus the group used in 2024) and the peer group used for purposes of the Relative TSR component of the 2025-2027 cash long-term incentive compensation are listed below:

2025 Market Compensation Peer Group

	Ticker	Revenue in 2024	Market Cap(2)
Company Name(1)	Symbol	($ millions)	($ millions)
ArcBest Corporation	ARCB	4,179	2,160
Covenant Logistics Group, Inc.	CVLG	1,131	724
Forward Air Corporation	FWRD	2,474	960
Hub Group, Inc.	HUBG	3,946	2,741
J.B. Hunt Transport Services, Inc.	JBHT	12,087	17,067
Knight-Swift Transportation Holdings Inc.	KNX	7,410	8,591
Landstar System, Inc.	LSTR	4,819	6,069
Old Dominion Freight Line, Inc.	ODFL	5,815	37,493
RXO, Inc.	RXO	4,550	3,894
Saia, Inc.	SAIA	3,209	12,135
Schneider National, Inc.	SNDR	5,291	5,138
TFI International Inc.	TFII	8,397	11,403
Werner Enterprises, Inc.	WERN	3,030	2,222
XPO, Inc.	XPO	8,072	15,376
(1)	This table reflects the 2024 revenue and market capitalization information that was used by the Compensation Committee to evaluate each peer at the time the Committee made the peer group selection. Our 2025 peer group for market comparison is unchanged versus the group used in 2024.
(2)	Approximate based on the product of the closing price of each company’s stock at December 31, 2024 and recently reported outstanding share count at the time of peer group evaluation.

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2025-2027 C-LTIP Relative TSR Peer Group

Company Name(1)	Ticker Symbol
ArcBest Corporation	ARCB
C.H. Robinson Worldwide, Inc.	CHRW
Covenant Logistics Group, Inc.	CVLG
CSX Corporation	CSX
Expeditors International of Washington, Inc.	EXPD
Forward Air Corporation	FWRD
Hub Group, Inc.	HUBG
J.B. Hunt Transport Services, Inc.	JBHT
Knight-Swift Transportation Holdings Inc.	KNX
Landstar System, Inc.	LSTR
Norfolk Southern Corporation	NSC
Old Dominion Freight Line, Inc.	ODFL
RXO, Inc.	RXO
Ryder System, Inc.	R
Saia, Inc.	SAIA
Schneider National, Inc.	SNDR
TFI International Inc.	TFII
Union Pacific Corporation	UNP
United Parcel Service, Inc.	UPS
Werner Enterprises, Inc.	WERN
XPO, Inc.	XPO
(1)	FedEx Corporation has been excluded from the Relative TSR peer group subsequent to its public announcement regarding the planned spinoff of its FedEx Freight division. The adjustment has been made to ensure the peer group remains representative and comparable following the structural change in FedEx’s operations.

Peer Group and Industry Comparisons

Target total compensation and each pay component are designed to approximate the 50th percentile of the peer group, with actual pay outcomes that vary based on company performance. Although the Committee considers these market benchmarks, compensation for a given executive may further vary from market based on the executive’s experience, the scope and complexity of the executive’s position, the executive’s current objectives and responsibilities, internal equity, the executive’s performance, and retention needs.

Components of Compensation

Base Salary

Base salary is a fixed component of compensation paid for performing specific job duties and functions. Base salary is an important component of compensation and is crucial to our ability to attract and retain key talent. The Compensation Committee reviews base salaries for Named Executive Officers and the other executive officers annually, considering the following:

■

the Company’s compensation philosophy and objectives, including consideration of the executive’s experience, the scope and complexity of the executive’s position, the executive’s current objectives and responsibilities, internal equity, the executive’s performance, and retention needs;

■	market analysis;
■	input from the Committee’s independent compensation consultant;
■	economic and inflationary factors;
■	the Company’s recent and historical financial performance;
■	the Company’s strategic plans;
■	the Company’s resources;
■	the President; and
■	the Chief Executive Officer’s recommendations (regarding executives other than herself).

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The Committee does not assign a specific weighting to any of these factors. In considering any increase in base salary, the Committee takes into account the effect such an increase would have on the Named Executive Officer’s potential annual incentive, because compensation under that award is calculated based on a percentage of the individual’s base salary.

Based on the Committee’s annual review of market compensation and the strong performance of the Named Executive Officer team, the Committee increased base salary levels for Ms. McReynolds and Messrs. Beasley, Anderson, and Johns, effective January 1, 2025 to generally reflect the 50th percentile of the peer group. The following chart sets forth the base salaries for each Named Executive Officer for 2024 and 2025.

	Base Salary at December 31, 2024	Base Salary at December 31, 2025
Judy R. McReynolds	$ 927,000	$ 959,445
Seth K. Runser	575,000	575,000
J. Matthew Beasley	463,500	513,500
Dennis L. Anderson II	430,301	438,000
Michael R. Johns	432,600	454,230

Annual Cash Incentive Compensation

PERFORMANCE METRICS

The annual cash incentive opportunity is designed to encourage our management to focus on profitability and the attainment of Company financial goals, on an annual basis, which we believe will lead to our long-term success and promote retention of our executive talent. The performance metrics for the 2025 annual cash incentive award are set forth in the chart below.

Performance Measure	Weighting	Rationale
Adjusted Operating Income	60%	The use of Adjusted Operating Income reinforces the Company’s emphasis on profitable growth.
Adjusted ROCE	40%

Adjusted ROCE measures the efficient use of corporate assets to create profitable growth and aligns executives’ interest with our profitability and appropriate employment of capital, which increases the value of the Company to its stockholders. We use a historical average ROCE of the S&P 500, typically over a period of at least ten years, so the performance target does not reflect short-term market volatility. We believe the S&P 500 is an appropriate performance benchmark because it is a broad-based group of U.S. companies in leading industries and reflects the risk and return characteristics of the broader market on an ongoing basis. While the S&P 500 primarily includes companies that are larger than the Company, the performance of these companies reflects stable, well-managed organizations. The Committee believes that performance at or above the level of the S&P 500 companies is acceptable performance and worthy of performance-based incentive payments.

Adjusted Operating Income represents operating income as reported in the Company’s consolidated financial statements, adjusted (if applicable to the covered period) to (i) add back (a) certain annual or long-term incentive compensation expenses, including AIP and C-LTIP, and (b) direct third-party acquisition expenses, and (ii) exclude (a) all revenue and expenses for businesses acquired during the measurement period, (b) any expenses resulting directly from reorganization and restructuring that are publicly disclosed, (c) any increases or decreases from certain extraordinary, unusual or non-recurring item as approved by the Compensation Committee, (d) any increases or decreases resulting from changes in accounting principles, (e) any losses from a discontinued operation, (f) any goodwill, other intangible asset, and lease-related impairment charges, and (g) any settlement and termination expenses (including withdrawal liabilities) relating to pension plans.

Adjusted ROCE represents net income divided by average adjusted debt plus average equity for the measurement period, with net income, debt and equity adjusted (if applicable to the covered period) to (i) add back (a) certain after-tax annual or long-term incentive compensation expenses, including expenses related to the AIP and C-LTIP, and (b) after-tax direct third-party acquisition expenses, interest expense, and amortization of intangibles, and (ii) exclude (a) all revenue, expenses, and taxes from, and debt attributable to, businesses acquired during the measurement period, (b) any decreases in net income resulting directly from reorganization and restructuring expenses that are publicly disclosed, (c) any increases or decreases to ROCE resulting from any extraordinary, unusual or non-recurring items as approved by the Compensation Committee, (d) any increases or decreases in net income resulting from changes in accounting principles, (e) any losses

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from a discontinued operation, (f) the effect of changes in federal income tax law or regulations affecting reported results during the measurement period, (g) any goodwill, other intangible asset, and lease-related impairment charges, (h) any after-tax income from cash and short-term investments attributable to any reduction in average debt, and (i) any after-tax settlement and termination expenses (including withdrawal liabilities) relating to pension plans.

TARGET AWARDS

Each Named Executive Officer’s target annual incentive opportunity is expressed as a percentage of base salary earned during the plan year. The following table shows the incentive targets for 2024 and 2025.

	2024 Annual Target Incentive (% of Base Salary)	2025 Annual Target Incentive (% of Base Salary)(1)
Judy R. McReynolds	110%	120%
Seth K. Runser	80%	80%
J. Matthew Beasley	65%	75%
Dennis L. Anderson II	60%	65%
Michael R. Johns	60%	65%
(1)	The maximum total payout potential is 250% of the target incentive, assuming Company performance is at or above the maximum goal levels for Adjusted Operating Income and Adjusted ROCE.

PERFORMANCE GOALS

The following tables show the goals and associated payouts for the two performance metrics utilized for the 2025 annual incentive.

	Payout* (% of target earned)
Measure	0%	50% Threshold	100% Target	250% Maximum	Weighting
Adjusted Operating Income					60%

	Payout* (% of target earned)
Measure	0%	50% Threshold	100% Target	250% Maximum
Adjusted ROCE % Achieved					40%
*

The payout earned for performance at levels between those indicated is calculated using straight-line interpolation, except that no payout is earned for performance below the threshold performance levels.

PERFORMANCE RESULTS

Actual Adjusted Operating Income achieved for 2025 as measured under the annual cash incentive plan was $127.8 million, falling below the threshold performance amount, resulting in no payout for the Adjusted Operating Income portion of the annual incentive. Adjusted ROCE for the year was 7.88%, falling below the threshold performance amounts, resulting in no payout for the Adjusted ROCE portion of the annual incentive. Target payouts for the 2025 incentive and actual payouts for 2025 performance are shown below:

	2025 Target Annual Incentive Opportunity	2025 Actual Annual Incentive Plan Payout
Judy R. McReynolds	$1,151,334	$—
Seth K. Runser	460,000	—
J. Matthew Beasley	385,125	—
Dennis L. Anderson II	284,700	—
Michael R. Johns	295,250	—

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Long-Term Incentive Compensation

TARGET AWARDS

Our long-term compensation target incentive opportunity consists of two components: (i) a three-year cash incentive opportunity (“C-LTIP”) (60% weighting), and (ii) a time-vested RSU award (40% weighting).

The following table shows the total target for long-term incentive compensation for each Named Executive Officer and opportunities awarded in 2025 for the 2025-2027 C-LTIP and the 2025 RSU award.

	Total Long-Term Compensation	2025-2027
	Target Incentive Opportunity	C-LTIP	2025 RSU
	(Fixed Dollar Amount)	Target Value	Grant Value
Judy R. McReynolds	$3,000,000	$1,800,000	$1,200,000
Seth K. Runser	1,000,000	600,000	400,000
J. Matthew Beasley	680,000	408,000	272,000
Dennis L. Anderson II	550,000	330,000	220,000
Michael R. Johns	540,000	324,000	216,000

The value of the long-term target incentive opportunity established for each Named Executive Officer was based, in large part, on the respective officers’ positions within the Company. Because 40% of the target award is delivered in the form of RSUs, the Committee also considers the number of shares available for grant, the number of previously granted awards currently outstanding, the burn rate, and potential stockholder dilution.

CASH LONG-TERM INCENTIVE COMPENSATION

The Committee has awarded cash long-term incentive opportunities since 2006. We have observed that these awards, which are exclusively performance-based, appropriately reward management and drive performance with respect to key financial metrics. The three-year performance period encourages a long-term perspective, and using cash-based awards mitigates the dilutive effect of solely offering long-term equity compensation. In February 2025, the Committee granted a three-year cash incentive award for the performance period from January 1, 2025 through December 31, 2027, using the performance metrics set forth below.

Performance Measure	Weighting	Rationale
Adjusted ROCE	60%

Adjusted ROCE measures the efficient use of corporate assets to create profitable growth and aligns executives’ interest with our profitability and appropriate employment of capital. As previously discussed, Adjusted ROCE is measured against a historical average ROCE of the S&P 500 over a period of time. The Committee and management believe that using the Adjusted ROCE metric for the three-year performance period keeps participants focused on the profitable use of Company resources over the longer period, which increases the value of the Company to its stockholders.

Relative TSR	40%

The Company uses TSR relative to our industry peer group to more directly align the cash long-term incentive plan with stockholder value creation.  Relative TSR rewards participants when the Company outperforms our Relative TSR peer group and directly aligns executives’ interests with stockholder value creation relative to our peers.

Adjusted ROCE

For purposes of the 2025-2027 C-LTIP, Adjusted ROCE is defined substantially the same as Adjusted ROCE for the AIP, except that (i) after-tax annual incentive compensation expenses are not added back, and (ii) certain additional adjustments are made to reflect the multi-year performance period.

Relative TSR is based on the percentile rank of the Compounded Annual Growth Rate (“CAGR”) of our TSR relative to a select group of publicly traded companies set forth below (the “Relative TSR Peer Group”) over the three-year measurement period. For these purposes, we calculate TSR as the annualized rate of return reflecting price appreciation between the beginning 60-day average share price (ending December 31 of the year immediately prior to the beginning of the measurement period) and the ending 60-day average share price (ending December 31 of the final year of the measurement period), adjusted for dividends paid and the compounding effect of reinvested dividends and any stock dividend on, dividend

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of or stock split or stock combination of, or any like change in, stock of the same class, for any change in the capital structure of the Company or a peer group company, or to exclude any peer group company that is no longer publicly traded. CAGR converts the total return into a value that indicates what the return was on an annual basis for the three-year period.

The tables below show the goals and associated payout potential for the two performance metrics utilized for the 2025-2027 C-LTIP. Payments for the 2025-2027 C-LTIP, if any, will be made in early 2028. The maximum total payout potential is 250% of the target incentive, assuming Company performance is at or above the maximum goal levels for Relative TSR and Adjusted ROCE.

	Payout Earned for Relative TSR*		Payout Earned for Adjusted ROCE
Relative TSR	(% of target earned)**	Adjusted ROCE % Achieved	(% of target earned)**
<25th percentile	0%	<9%	0%
25th percentile (threshold)	25%	9% (threshold)	50%
50th percentile	100%	14%	100%
≥75th percentile	250%	≥19%	250%
*

As previously discussed on page 47, the Relative TSR Peer Group is comprised of the following companies: C.H. Robinson Worldwide, Inc., Covenant Logistics Group, Inc., CSX Corporation, Expeditors International of Washington, Inc., Forward Air Corporation, Hub Group, Inc., J.B. Hunt Transport Services, Inc., Knight-Swift Transportation Holdings Inc., Landstar System, Inc., Norfolk Southern Corporation, Old Dominion Freight Line, Inc., RXO, Inc., Ryder System, Inc., Saia, Inc., Schneider National, Inc., TFI International Inc., Union Pacific Corporation, United Parcel Service, Inc., Werner Enterprises, Inc. and XPO, Inc.

**	The payout earned for performance at levels between those indicated is calculated using straight-line interpolation, except there is no payout for performance below the threshold level.

LONG-TERM EQUITY INCENTIVE COMPENSATION

The Company grants RSU awards to help align the executives’ interests with those of our stockholders. In 2025, Named Executive Officers were granted time-vested RSUs as shown in the table below.

Named Executive Officer	RSU Target Grant Value	RSUs Granted in 2025(1)
Judy R. McReynolds	$1,200,000	20,500
Seth K. Runser	400,000	6,825
J. Matthew Beasley	272,000	4,650
Dennis L. Anderson II	220,000	3,750
Michael R. Johns	216,000	3,700
(1)

The number of RSUs granted is based on the target award value established by the Committee divided by the closing stock price of the Company’s Common Stock on the date of grant and rounded to the nearest multiple of 25 units.

The Committee believes the award of RSUs with time-based vesting aligns the interest of management with stockholders by focusing our executives on stockholder value creation over a multi-year period, helps to retain key talent and discourages inappropriate short-term behaviors. Additionally, the use of equity-based awards supports the objectives of our Stock Ownership Policy and provides meaningful stock ownership opportunities for our executives. RSUs granted in 2025 are subject to three-year ratable vesting, with one-third of the awards vesting on each of the first, second and third anniversaries of the grant date. Stock will be issued in settlement of the RSUs on the vesting dates, or earlier if the Named Executive Officer experiences a qualifying termination of employment. No dividends or dividend equivalents are paid to Named Executive Officers on RSUs. See “Outstanding Equity Awards at 2025 Year-End” for additional information regarding these awards.

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C-LTIP Awards for the 2023-2025 Performance Period

The performance period for the 2023-2025 C-LTIP ended on December 31, 2025. The Company’s actual relative TSR percentile rank was 27.3, falling between the threshold and target performance levels, and three-year average Adjusted ROCE was 13.24%, falling between the threshold and target performance levels, resulting in an aggregate payout of 62.15% of the target incentive opportunity, as reflected in the table below. The individual incentive targets were expressed as a fixed dollar value based, in large part, on the respective officers’ positions with the Company at the time of the grant. The original performance payout targets for the 2023-2025 awards can be found in our proxy statement for our 2024 Annual Meeting of Stockholders.

	2023-2025 Target C-LTIP Opportunity	2023-2025 Actual C-LTIP Payout
Judy R. McReynolds	$1,250,000	$776,875
Seth K. Runser(1)	325,000	201,988
J. Matthew Beasley(2)	90,000	55,935
Dennis L. Anderson II	275,000	170,913
Michael R. Johns	245,000	152,268
(1)	Mr. Runser was ABF Freight President at the time of the 2023-2025 C-LTIP award, and his target incentive opportunity was based on his position at that time.
(2)	Mr. Beasley was Vice President and Treasurer at the time of the 2023-2025 C-LTIP award, and his target incentive opportunity was based on his position at that time.

Compensation Risk Assessment

Management has evaluated our compensation policies and practices, including our incentive plans, to determine whether any create risks that are reasonably likely to have a material adverse effect on the Company. The primary responsibility for this evaluation is assigned to the Company’s Risk Management Committee, which is made up of several members of senior management. Based on this evaluation, management concluded that the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. Management’s evaluation, including the conclusions reached by the Risk Management Committee, was discussed with the Compensation Committee.

The information used by management and the Risk Management Committee and provided to the Compensation Committee included a framework of potential risk factors for certain compensation plans and identified how the Company’s existing processes and compensation programs mitigate those risks. Mitigating factors for potential risks included:

■	a combination of short- and long-term compensation;
■	a combination of equity- and cash-based compensation;
■	multiple performance metrics;
■	relative performance metrics;
■	robust financial control policies and audit practices;
■	caps for potential amounts earned under annual and long-term incentive plans;
■	a robust clawback policy that goes beyond the minimum requirements under the Nasdaq listing standards;
■	a prohibition against hedging transactions or pledging of shares;
■	multi-year vesting periods for equity awards;
■	stock ownership requirements for executive officers;
■	retention of an independent compensation consultant to advise the Compensation Committee;
■	approval of performance criteria and performance results by the Compensation Committee, which consists of only independent Directors; and
■	review of peer groups by an independent compensation consultant and the Compensation Committee.

The most recent risk management evaluation was provided to the Compensation Committee in December 2025. Based on the information provided and the Compensation Committee’s knowledge of the Company’s compensation policies and practices, the Compensation Committee agreed with management’s conclusion that the risks arising from our compensation plans and practices are not reasonably likely to have a material adverse effect on the Company.

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Compensation Program Changes for 2026

The Committee monitors and reviews the Company’s executive compensation programs on an ongoing basis. In July 2025, with the assistance of Meridian, the Committee evaluated our incentive compensation design practices compared to peers and general industry. No changes were made to our plans as a result of this review.

In January 2026, with the assistance of Meridian, the Committee evaluated our peer groups for market compensation and relative TSR in the LTIP. Based on this review and as a result of an announcement by FedEx Corp. that they will be spinning off FedEx Freight, we removed FedEx Corp. from the relative TSR peer group for future awards from the LTIP and our outstanding 2025-2027 LTIP award that contained FedEx Corp.

Other Compensation Policies

Ownership and Retention Policy

The Committee believes the Named Executive Officers should maintain meaningful equity holdings in the Company to align their interests with those of the Company’s other stockholders. The Board adopted a Stock Ownership Policy that requires Named Executive Officers to own stock with a value equal to or greater than a multiple of their base salary, as shown in the table below.

Position Title	Stock Ownership Multiple
ArcBest Chairman and Chief Executive Officer	5 x base salary
Other Named Executive Officers	3 x base salary

Participants are prohibited from selling any Company stock (except to pay the taxes generated by an equity grant vesting) until the ownership requirement is attained. Stock owned in a Company-sponsored retirement plan, RSUs, and stock owned outright all count toward the ownership requirement. Vested or unvested stock options or stock appreciation rights, unearned performance shares, and shares beneficially owned by the family members of the Named Executive Officers do not count toward the ownership requirement. The Committee reviews ownership levels annually. As of the most recent review in April 2025, all Named Executive Officers have met or exceeded their ownership multiple requirement, except for Mr. Beasley who became Chief Financial Officer in 2023 and must retain shares in accordance with the Stock Ownership Policy until he satisfies the stock ownership requirement.

The Nominating/Corporate Governance Committee administers the Stock Ownership Policy and considers changes related to employees as recommended by the Committee. The Nominating/Corporate Governance Committee reserves the right to amend or terminate this policy at any time or waive the restrictions for any individual in its sole discretion.

Pursuant to the Ownership Incentive Plan, any shares issued in the future upon exercise of a stock option or stock appreciation right (should any be granted under the plan) may not be sold before the earlier of (i) twelve months following the date of exercise and (ii) the date of termination of the applicable employee’s employment.

Equity Award Practices and Timing

The Company’s policy for granting equity awards states:

■	the Compensation Committee is responsible for granting equity-based compensation for employees;
■	the Compensation Committee establishes a fixed dollar value for each grant recipient;
■	the award dates for each grant are five business days following the Company’s applicable quarterly earnings release, unless a different date is approved by the Board;
■

the number of shares/units awarded will be based on the fixed dollar value established by the Compensation Committee divided by the closing price of the Company’s Common Stock on the specified award date and rounded to the nearest multiple of 25 shares, unless otherwise approved by the Board; and

■	any award that does not conform to these policy requirements must be approved by the Board.

It is the Compensation Committee’s general practice to review and approve annual equity grants to eligible employees (including the executive officers) on a pre-determined schedule at its regularly scheduled meeting in the second quarter of each year, which typically occurs in April. At such meeting, the Compensation Committee approves a fixed-dollar value for each equity grant, and the grant date of the approved awards occurs on the fifth business day following the release of the quarterly earnings that occurs after the Compensation Committee’s approval (unless a different date is approved by the

ArcBest / 2026 PROXY STATEMENT    54

Board). The Compensation Committee does not time the granting of equity awards (including stock option awards) in relation to the release of, or otherwise take into account, material nonpublic information when determining the timing or terms of our equity awards. Instead, the timing of equity awards follows the regular annual compensation cycle in accordance with Company’s policy for granting equity awards. The Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.  During the last completed fiscal year, the Company did not grant stock options to any Named Executive Officer.

CLAWBACKS

The Committee has implemented a policy for the “clawback” of any covered compensation awarded to any executive officer, including a Named Executive Officer, under the circumstances described below. “Covered compensation” is broadly defined in this policy to include any cash, equity or equity-based award or payment, including incentive compensation, that is granted, awarded, vested, made to, received or earned by an executive officer.

Effective October 2, 2023, the Committee amended the clawback policy to comply with the new Nasdaq listing standards that implement the SEC rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act and applies to our executive officers. In accordance with these new rules, the policy requires the recoupment, reimbursement or forfeiture of any erroneously awarded incentive compensation (as defined in the policy and the new SEC rules) received by an executive officer if, regardless of any misconduct or fault, we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under applicable securities laws.

In addition, the clawback policy allows for the recovery of covered compensation in the event of (i) an overpayment as the result of an error, including errors in determination of performance metric results or in the calculation of an officer’s covered compensation; or (ii) an act of misconduct by the officer. Under the policy, an “act of misconduct” means the officer (i) has committed an act of (a) gross misconduct or fraud in the performance of the officer’s duties to the Company or any Subsidiary, (b) embezzlement, fraud or dishonesty, (c) material theft or misappropriation of Company or subsidiary property, (d) nonpayment of any obligation owed to the Company or any subsidiary, (e) breach of fiduciary duty, or (f) violation of Company ethics policy or Code of Conduct, deliberate disregard of Company or subsidiary policies; (ii) is convicted of or enters into a guilty plea or plea of nolo contendere with regard to any felony or act of moral turpitude; (iii) makes an unauthorized disclosure of any Company or subsidiary trade secret or confidential information; (iv) solicits any employee or service provider to leave the employ or cease providing services to the Company or any subsidiary; (v) breaches any intellectual property or assignment of inventions covenant; (vi) engages in any conduct constituting unfair competition or breaches any non-competition agreement; (vii) induces any Company or subsidiary customer to breach a contract with the Company or any subsidiary or to cease doing business with the Company or any subsidiary; or (viii) induces any principal for whom the Company or any subsidiary acts as agent to terminate such agency relationship. In the event of an act of misconduct, the Committee can affect the cancellation of unvested or outstanding compensation previously granted or awarded to an executive officer.

Retirement and Other Benefits

The Named Executive Officers are eligible to participate in retirement and benefit programs as described below. The Committee believes the benefits provided by these programs continue to be important factors in attracting and retaining the overall officer group, including the Named Executive Officers.

Prior to 2009, the Company provided Named Executive Officers with the predominant portion of their long-term compensation through post-employment payments under the Supplemental Benefit Plan (the “SBP”) and Deferred Salary Agreements (“DSA”) described on page 64. All benefits under these plans have been frozen, and officers now receive a significant portion of their long-term compensation through the long-term incentive cash and equity compensation previously described. Ms. McReynolds was the only Named Executive Officer with a frozen SBP or DSA benefit. The other Named Executive Officers were promoted or hired after the freeze and therefore are not participants in those plans.

The following are the various benefit programs in which the Named Executive Officers have either active or frozen participation.

ACTIVE PLANS

401(k) and DC Retirement Plan

The Company maintains the ArcBest 401(k) and DC Retirement Plan for eligible non-contractual employees. The Named Executive Officers can participate in this plan on the same basis as all other eligible employees. The Company matches 50% of each employee’s contributions up to a maximum of 6% of the employee’s eligible earnings, subject to the Internal Revenue Service (“IRS”) annual compensation limit.

ArcBest / 2026 PROXY STATEMENT    55

The Company also makes Discretionary Defined Contributions under the 401(k) and DC Retirement Plan, which are determined annually based on the Company’s operating results. The amount of the Discretionary Defined Contribution is based on a percentage of annual eligible compensation (as defined under the plan).

Health and Welfare Plans

The Company provides medical, dental, vision, life insurance and disability benefits to all eligible non-contractual employees. The Named Executive Officers can participate in these benefit plans on the same basis as all other eligible non-contractual employees.

Officer Life Insurance

Corporate officers and certain other subsidiary officers, including the Named Executive Officers, are provided with life insurance coverage of $1 million in the event they suffer accidental death while traveling on Company business.

FROZEN PLANS

Supplemental Benefit Plan

Prior to 2010, the Company maintained a noncontributory, unfunded supplemental pension benefit plan (“SBP”) that supplemented benefits under the Company’s legacy Pension Plan. No Named Executive Officers are active participants in the SBP, but Ms. McReynolds had a frozen benefit under the SBP. See “2025 Pension Benefits” for more information.

Deferred Salary Agreements

The Company has unfunded, noncontributory DSAs with certain of its officers. No Named Executive Officers are active participants in the DSA, but Ms. McReynolds had a frozen benefit under a DSA. See “2025 Pension Benefits” for more information.

Post-Employment Supplemental Medical Policy (“Executive Medical Policy”)

Certain corporate officers and certain other subsidiary officers, including certain of the Named Executive Officers, and their eligible dependents have lifetime health coverage under the Company’s Executive Medical Policy following their termination of employment after age 55 with 10 years of service. The health coverage is provided through a fully insured third party-provided health plan. Eligible retired officers from age 55 to 60 pay a premium to the Company, equivalent to the then-current COBRA rate applicable to qualifying former employees. From age 60 to 65, a retired officer is required to reimburse the Company an amount equivalent to $250 per individual covered per month, up to a maximum of $500 per month. For retired officers age 65 and over, reduced premiums are charged by the Company for continued retiree coverage. New participants have not been added to the plan since 2017, when it was closed to new participants. All of our current Named Executive Officers, other than Mr. Beasley, are eligible participants.

The Executive Medical Policy provides that coverage will be forfeited if the officer becomes an employee, consultant or director of, or has an ownership interest in, any competitor of the Company.

PERQUISITES

Perquisites provided by the Company are generally limited to situations where there is some related business benefit to the Company, such as personal travel cost associated with spousal attendance at Company or industry events. See the “Summary Compensation Table” for a listing of the reportable perquisites for the Named Executive Officers.

Employment Agreements and Change in Control Provisions

None of our Named Executive Officers is party to an employment agreement with the Company. However, the Named Executive Officers do participate in the Amended and Restated 2012 Change in Control Plan (as amended from time to time, the “Change in Control Plan”) for certain senior officers of the Company. The Committee believes this plan serves the best interests of our stockholders since it is designed to help retain executives during uncertain times leading up to and immediately following a change in control. By providing fair compensation in the event of termination following a change in control, the Change in Control Plan is designed to allow the executives to reasonably evaluate potential actions without concern over how it may impact them financially.

The benefits under the Change in Control Plan are intended to provide the officer participants with a reasonable severance package that is based on the value the officers have created and is realized by the Company’s stockholders in the event of a change in control. The Company does not gross up for taxes a Named Executive Officer may owe on change in control

ArcBest / 2026 PROXY STATEMENT    56

benefits, including any excise taxes under Internal Revenue Code (“IRC”) Section 4999. Under the terms of the Change in Control Plan, a best-net calculation will be performed to determine whether change in control benefits due to the Named Executive Officers should be reduced (so no excise tax will be imposed) or should be paid in full (with any resulting excise taxes to be paid in full by the Named Executive Officer). See “Potential Payments upon Termination or Change in Control” for additional information regarding the provisions of the Change in Control Plan.

Tax Considerations

Deductibility of Executive Compensation

Section 162(m) of the IRC limits the tax deductibility of annual compensation paid to certain executives to $1 million. As a result, the Company will not receive a federal income tax deduction for any compensation paid to its Named Executive Officers in excess of $1 million except to the extent awards, if any, are “grandfathered” under applicable exceptions. The Committee believes that stockholder interests are best served by not restricting its flexibility in structuring compensation programs, even if those programs result in non-deductible compensation expenses.

IRC Section 280G applies to payments made to executives of a company in connection with a change in control and prohibits the deduction of any “excess parachute payment.” Benefits payable under the Change in Control Plan, as well as accelerated vesting of equity awards and annual and long-term cash incentives, could result in “excess parachute payments” that are not deductible by the Company. For more information regarding amounts payable and benefits available upon the occurrence of certain changes in control, see “Potential Payments upon Termination or Change in Control.”

Non-Qualified Deferred Compensation

The Company designs and operates its nonqualified deferred compensation arrangements in a manner that is intended to be exempt or compliant with Section 409A of the IRC and the final regulations issued thereunder.

ArcBest / 2026 PROXY STATEMENT    57

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion & Analysis with management, and based on the review and discussions, the Compensation Committee recommended to the Board that it be included in the Company’s 2025 Annual Report and the Company’s 2026 Proxy Statement.

Committee Members
Salvatore A. Abbate, Chair Eduardo F. Conrado Michael P. Hogan Chris T. Sultemeier

Compensation Committee Interlocks and Insider Participation

None of the Compensation Committee members is an officer or employee or former officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors of any other entity, or the compensation committee of any other entity, that has one or more executive officers serving as a member of the Company’s Board or Compensation Committee. Ms. McElligott and Messrs. Abbate, Conrado, Hogan, and Sultemeier served on the Compensation Committee in 2025.

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Summary Compensation Table

The following table sets forth compensation paid for the years indicated for our 2025 Named Executive Officers.

					Change in Pension
					Value and Non-
				Non-Equity	Qualified Deferred
			Stock	Incentive Plan	Compensation	All Other
Name and		Salary	Awards	Compensation	Earnings	Compensation	Total
Principal Position	Year	($)	($)(1)	($)(2)	($)(3)	($)(4)	($)
Judy R. McReynolds	2025	$959,445	$1,172,190	$776,875	$10,634	$579,864	$3,499,008
ArcBest Chairman	2024	927,000	989,748	2,496,803	10,032	72,115	4,495,698
and Former CEO	2023	900,000	1,227,732	4,111,225	9,464	66,687	6,315,108
Seth K. Runser	2025	575,000	390,254	201,988	—	67,161	1,234,403
ArcBest President	2024	526,535	269,142	696,288	—	24,333	1,516,298
and CEO	2023	475,000	319,902	1,204,797	—	28,060	2,027,759
J. Matthew Beasley	2025	513,500	265,887	55,935	—	21,000	856,322
ArcBest CFO	2024	463,500	237,308	251,837	—	20,700	973,345
	2023	395,926	293,964	374,125	—	23,100	1,087,115
Dennis L. Anderson II	2025	438,000	214,425	170,913	—	21,180	844,518
ArcBest CIO	2024	430,301	176,534	560,642	—	26,539	1,194,016
	2023	430,301	268,026	1,142,705	—	28,218	1,869,250
Michael R. Johns	2025	454,230	211,566	152,268	—	474,371	1,292,435
Former ArcBest CLO	—	—	—	—	—	—	—
& Corporate Secretary	—	—	—	—	—	—	—
(1)

The amounts reflect the aggregate grant date fair value of RSU awards granted to the Named Executive Officers on May 6, 2025, under the Ownership Incentive Plan, computed using the grant date fair value ($57.18 per share), in accordance with FASB ASC Topic 718, determined without regard to estimated forfeitures and adjusted for present value of dividends (to reflect that dividend equivalents are not paid with respect to employee RSU awards). The actual value realized by the officer as a result of these awards will vary based on a number of factors, including the Company’s performance, stock price fluctuations and applicable vesting. No dividends or dividend equivalents are paid to Named Executive Officers on RSUs. See Note K to the consolidated financial statements in the Company’s 2025 Annual Report for additional detail regarding share-based compensation.

(2)

Reflects cash compensation earned during 2025 from the annual incentive plan (“2025 AIP”), and cash compensation earned from the 2023-2025 cash long-term incentive plan (“2023-2025 C-LTIP”), each of which were paid in January 2026, as shown in the table below. AIP and C-LTIP awards earned are generally paid as soon as administratively practicable following the date the awards are calculated and approved, but no later than 75 days after the end of the measurement period to which the performance goals relate. See the “2025 Grants of Plan-Based Awards” table and the CD&A for additional information on the 2025 AIP and the 2023-2025 C-LTIP.

	McReynolds	Runser	Beasley	Anderson	Johns
2025 AIP	$—	$—	$—	$—	$—
2023-2025 C-LTIP	776,875	201,988	55,935	170,913	152,268
Total	$776,875	$201,988	$55,935	$170,913	$152,268

(3)

Reflects the increase in actuarial present value during 2025 of each Named Executive Officer’s accumulated benefit under the Company’s legacy SBP and DSAs. The values reported are determined using the same assumptions as used by the Company for financial reporting purposes for the Company’s SBP and DSAs, except the payment date is assumed to be age 60 for the SBP rather than age 65. See “2025 Pension Benefits” for additional information on these plans. The 2025 change in actuarial present value by plan is as follows:

	McReynolds	Runser	Beasley	Anderson	Johns
Supplemental Benefit Plan	$—	$—	$—	$—	$—
Deferred Salary Agreement	10,634	—	—	—	—
Total Increase	$10,634	$—	$—	$—	$—

Earnings with respect to outstanding vested RSUs are not above market and are not included in this column. See “2025 Non-Qualified Deferred Compensation” for additional information on outstanding vested RSUs.

ArcBest / 2026 PROXY STATEMENT    59

(4)	All Other Compensation for 2025 consists of the following:

	McReynolds	Runser	Beasley	Anderson	Johns
401(k) Company Match	$10,500	$10,500	$10,500	$10,500	$10,500
DC Contribution	10,500	10,500	10,500	10,500	10,500
24-Hour Accidental Death Premiums(i)	180	—	—	180	180
Perquisites(ii)	40,579	41,539	—	—	—
Gross-Ups(iii)	15,638	4,622	—	—	270
Vesting of RSUs Upon Retirement(iv)	—	—	—	—	426,667
Retirement Gift and Legacy Contribution(v)	502,467	—	—	—	26,254
Total Other Compensation	$579,864	$67,161	$21,000	$21,180	$474,371
(i)	The 24-hour accidental death benefit was closed to new participants before Messrs. Runser and Beasley were promoted to eligible roles; therefore, they do not receive this benefit.
(ii)

The perquisites value for Ms. McReynolds and Mr. Runser include expenses for spousal travel to Company or industry events (including accommodations, transportation, and other travel-related items) and any related Company lost tax deduction resulting from the spouse accompanying the Named Executive Officer on a Company airplane for such events. Ms. McReynolds’ and Mr. Runser’s perquisite values also include limited personal use of Company aircraft.

Executive officers’ spouses are permitted to occasionally accompany them on business trips, including use of Company aircraft, when appropriate for business purposes or when space is available. Executive officers are also permitted limited use of Company aircraft for personal, non-entertainment purposes. The aggregate incremental costs, including tax effect, associated with Ms. McReynolds’ personal and spousal travel on Company aircraft in 2025 were $31,760. The aggregate incremental costs, including tax effect, associated with Mr. Runser’s personal and spousal travel on Company aircraft in 2025 were $34,901. The Company determines the aggregate incremental cost of personal and spousal use of Company aircraft using variable aircraft operating costs and total flight hours, plus the resulting lost tax deduction, if any, based on the Company’s incremental effective income tax rate.

No other Named Executive Officer received perquisites in excess of $10,000 during 2025, and therefore no value is reported.

(iii)

Tax gross-ups for Ms. McReynolds and Messrs. Runser and Johns are for gifts related to the Company’s annual President’s Club event, conference fees and expenses for a spouse accompanying the officer, personal travel on a Company airplane for non-entertainment purposes, spousal travel on a Company airplane to a Company or industry event, apparel items in connection with industry events, and the face value of electronics retained after retirement.

(iv) In accordance with the applicable grant agreements, because Mr. Johns was above the age of 65 at his retirement, his RSUs outstanding at December 31, 2025 became vested. The value included above is based on the closing market price of the Common Stock of $74.19 on December 31, 2025. Mr. Johns will receive shares as a result of settlement of his vested RSUs, represented in the amount reported in this row, following the six-month waiting period required under Section 409A of the IRC.

(v)

Ms. McReynolds received a retirement gift of $2,467, and a legacy contribution of $500,000 was made by the Company to the U.S. Marshals Museum Foundation in honor of her years of service to the Company. Mr. Johns received a retirement gift of $1,254, and a legacy contribution of $25,000 was made by the Company to The Sack Lunch Program in honor of his years of service to the Company.

ArcBest / 2026 PROXY STATEMENT    60

2025 Grants of Plan-Based Awards

The following table provides information related to non-equity and equity-based awards made to the Named Executive Officers for 2025.

							All Other Stock Awards
							Number of
				Estimated Future Payouts Under Non-Equity			Shares of	Grant Date
				Incentive Plan Awards(2,3)			Stock or	Fair Value of
	Award	Approval	Grant	Threshold	Target	Maximum	Units	Stock
Name	Type(1)	Date(2,3,4)	Date	($)	($)	($)	(#)	Awards ($)(4)
Judy R. McReynolds	AIP	2/20/2025	2/20/2025	$575,667	$1,151,334	$2,878,336
	C-LTIP	2/20/2025	2/20/2025	720,000	1,800,000	4,500,000
	RSU	4/24/2025	5/6/2025				20,500	$1,172,190
Seth K. Runser	AIP	2/20/2025	2/20/2025	230,000	460,000	1,150,000
	C-LTIP	2/20/2025	2/20/2025	240,000	600,000	1,500,000
	RSU	4/24/2025	5/6/2025				6,825	390,254
J. Matthew Beasley	AIP	2/20/2025	2/20/2025	192,563	385,125	962,813
	C-LTIP	2/20/2025	2/20/2025	163,200	408,000	1,020,000
	RSU	4/24/2025	5/6/2025				4,650	265,887
Dennis L. Anderson II	AIP	2/20/2025	2/20/2025	142,350	284,700	711,750
	C-LTIP	2/20/2025	2/20/2025	132,000	330,000	825,000
	RSU	4/24/2025	5/6/2025				3,750	214,425
Michael R. Johns	AIP	2/20/2025	2/20/2025	147,625	295,250	738,124
	C-LTIP	2/20/2025	2/20/2025	129,600	324,000	810,000
	RSU	4/24/2025	5/6/2025				3,700	211,566
(1)	Award Types:

AIP = annual incentive compensation under the ArcBest Corporation Executive Incentive Compensation Plan

RSU = restricted stock units granted under the Ownership Incentive Plan

C-LTIP = three-year cash long-term incentive compensation plan (2025-2027 performance period)

(2)

The performance criteria for the 2025 AIP award were approved by the Committee on February 20, 2025. Amounts shown in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” column with respect to the 2025 AIP award represent the threshold, target and maximum payment levels of the 2025 AIP. The target amount reflected is calculated based on base salary earned in 2025. Awards under the annual incentive plan are described in greater detail in “Compensation Discussion & Analysis — Components of Compensation — Annual Cash Incentive Compensation.” The actual amount of the AIP award paid for 2025 performance with respect to each Named Executive Officer is included in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.”

(3)

The performance criteria for the 2025-2027 C-LTIP award were approved by the Committee on February 20, 2025. Amounts shown in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” column represent the threshold, target and maximum payment levels with respect to C-LTIP awards granted in 2025. Awards under the cash long-term incentive compensation plan are described in greater detail in “Compensation Discussion & Analysis — Components of Compensation — Long-Term Incentive Compensation.”

(4)

The RSU award was approved by the Committee on April 24, 2025. As provided in the equity award policy, the grant date for the award was five business days following the first quarter’s earnings release. The value shown reflects the grant date fair value ($57.18 per share) of RSU awards made under the Ownership Incentive Plan on May 6, 2025, computed in accordance with FASB ASC Topic 718, determined without regard to forfeitures and adjusted for present value of dividends (which are not payable with respect to RSUs granted to Named Executive Officers). The 2025 RSUs are subject to three-year ratable vesting, with one-third of the awards vesting on each of the first, second and third anniversaries of the grant date, subject to early vesting if the participant experiences a qualifying termination from employment with the Company. The 2025 RSUs are described in greater detail in “Compensation Discussion & Analysis — Components of Compensation — Long-Term Incentive Compensation.”

ArcBest / 2026 PROXY STATEMENT    61

Outstanding Equity Awards at 2025 Year-End

The following table provides information related to any equity-based awards outstanding for the Named Executive Officers, as of December 31, 2025:

Stock Awards
			Number of Shares or Units of	Market Value of Shares or Units of
			Stock that	Stock that
			Have Not Vested	Have Not Vested
Name	Grant Date		(#)	($)(1)
Judy R. McReynolds(2)	—		—	—
Seth K. Runser	05/05/2023	(3)	1,234	$91,550
	05/07/2024	(4)	1,550	114,995
	05/06/2025	(5)	6,825	506,347
J. Matthew Beasley	05/05/2023	(3)	1,134	$84,131
	05/07/2024	(4)	1,367	101,418
	05/06/2025	(5)	4,650	344,984
Dennis L. Anderson II	05/05/2023	(3)	1,034	$76,712
	05/07/2024	(4)	1,017	75,451
	05/06/2025	(5)	3,750	278,213
Michael R. Johns(6)	—		—	—
(1)

Reflects the value of unvested RSUs as of December 31, 2025, awarded under the Ownership Incentive Plan, as amended and restated, based on the closing market price of the Common Stock of $74.19 on December 31, 2025.

(2)

Ms. McReynolds retired from the Company effective December 31, 2025. In accordance with the applicable grant agreements, because she was below the age of 65 at her retirement, her RSUs outstanding at December 31, 2025 were forfeited. See “2025 Option Exercises and Stock Vested” for information on the RSUs that vested in 2025.

(3)

These RSU awards vest in three equal installments. The first and second installments vested and settled on May 5, 2024 and May 5, 2025, respectively, and the final installment will fully vest on May 5, 2026.

(4)	These RSU awards vest in three equal installments. The first installment vested and settled on May 7, 2025 and the remaining two installments will fully vest on May 7, 2026 and May 7, 2027.
(5)	These RSU awards vest in three equal installments on May 6, 2026, May 6, 2027, and May 6, 2028.
(6)

Mr. Johns retired from the Company effective December 31, 2025. In accordance with the applicable grant agreements, because he was above the age of 65 at his retirement, his RSUs outstanding at December 31, 2025 became vested. The value of vested but not issued RSUs is reported in the “2025 Non-Qualified Deferred Compensation” table.

ArcBest / 2026 PROXY STATEMENT    62

2025 Option Exercises and Stock Vested

The following table provides information related to RSUs that vested during 2025 for the Named Executive Officers. None of our Named Executive Officers held stock option awards during 2025.

	Stock Awards
	Number of Shares	Value Realized
	Acquired on Vesting	on Vesting
Name	(#)(1,2)	($)(3)
Judy R. McReynolds	12,817	$762,873
Seth K. Runser	3,375	200,859
J. Matthew Beasley	2,183	130,801
Dennis L. Anderson II	2,675	159,292
Michael R. Johns	8,209	573,033
(1)

The 2022 RSU awards fully vested and settled on May 6, 2025. One-third of the 2023 and 2024 RSU awards vested and settled on May 5, 2025 and May 7, 2025, respectively. All of the shares issued for the 2022 RSU awards at final vesting and the pro-rata shares issued for the 2023 and 2024 RSU awards are free of vesting and ownership restrictions. All shares owned by executive officers are subject to company-imposed restrictions that limit trading during periods when officers have material nonpublic information as well as the Company’s policy related to minimum stock ownership for executive officers, as discussed in the CD&A.

(2)	Value realized on RSU vesting is equal to the closing market price of the Common Stock on the date of vesting multiplied by the number of shares that vest on that date.
(3)

Mr. Johns retired from the Company effective December 31, 2025. In accordance with the applicable grant agreements, because he was above the age of 65 at his retirement, his RSUs outstanding at December 31, 2025 became vested. Mr. Johns must wait six months after his retirement due to Section 409A of the IRC before those shares will be issued to him without restrictions. The value of vested but not issued RSUs is reported in the “2025 Non-Qualified Deferred Compensation” table.

2025 Equity Compensation Plan Information

The following table sets forth information as of December 31, 2025, with respect to the Company’s compensation plans under which equity securities of the Company are authorized for issuance:

Number of Securities
Remaining Available for
	Number of Securities to		Weighted-Average	Future Issuance Under
	be Issued Upon Exercise		Exercise Price of	Equity Compensation
	of Outstanding Options,		Outstanding Options,	Plans (Excluding
	Warrants and		Warrants and	Securities Reflected in
	Rights		Rights	Column (a))
Plan Category	(a)		(b)	(c)
Equity Compensation Plans Approved by Security Holders	299,837	(1)	—	1,369,763
Equity Compensation Plans Not Approved By Security Holders	—		—	—
Total	299,837		—	1,369,763
(1)

This amount reflects outstanding RSU awards under the Ownership Incentive Plan, which provides for the award of incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted stock, RSUs and performance award units. The Ownership Incentive Plan does not permit reload options. Pursuant to the Second Amendment to the Ownership Incentive Plan, approved by the Company’s stockholders on April 29, 2021, the aggregate number of shares that have been reserved for issuance pursuant to awards under the Ownership Incentive Plan is 4,874,500. No options have been granted under the Ownership Incentive Plan. The Compensation Committee administers the Ownership Incentive Plan.

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2025 Pension Benefits

The following table illustrates the present value of the accumulated benefit as of December 31, 2025, under the SBP and DSA for the Named Executive Officers.

		Number of Years	Present Value of	Payments During
		Credited Service	Accumulated Benefit	Last Fiscal Year
Name	Plan Name	(#)	($)(3)	($)
Judy R. McReynolds(1)	Supplemental Benefit Plan (SBP)	10.7	$306,436	118,034
	Deferred Salary Agreement (DSA)	10.7	187,870	—
Seth K. Runser(2)		—	—	—
J. Matthew Beasley(2)		—	—	—
Dennis L. Anderson II(2)		—	—	—
Michael R. Johns(2)		—	—	—
(1)

Ms. McReynolds elected to cease participation in the SBP and DSA, and the benefits were frozen effective January 31, 2008. Number of Years of Credited Service for the SBP and DSA was frozen based on her service as of the January 31, 2008 freeze date. Upon Ms. McReynolds’ retirement in December, she received payment of her benefit earned prior to Section 409A of the IRC went into effect and the balance will be paid in accordance with the six-month delay required by Section 409A of the IRC.

(2)	Messrs. Runser, Beasley, Anderson and Johns were promoted to eligible roles after the SBP and DSA were closed to new entrants and therefore are not eligible to participate in the SBP or DSA.
(3)

The actuarial present value of the accumulated benefits disclosed above is determined using the same assumptions as used by the Company for financial reporting purposes except the payment date is assumed to be age 60 for the SBP rather than age 65. The frozen DSA benefit was calculated under the plan provisions with a reduction for early retirement as of the date the benefit was frozen, with the DSA benefit equal to 35% of the participant’s monthly base salary in effect as of the date the benefit was frozen. The benefit is paid monthly for 120 months. An interest rate of 6% was used to calculate the present value of the frozen benefit as of January 31, 2008. Benefit payments commence in the month following termination, except to the extent a portion of the benefit must be delayed for six months as required by Section 409A of the IRC. DSA benefits are paid from the general assets of the Company. The earliest date a benefit can be paid with no benefit reduction under the SBP is age 60. The payment date is assumed to be age 65 for the DSA, which is the earliest date a benefit can be paid with no benefit reduction.

Supplemental Benefit Plan (frozen)

The SBP supplements benefits under the Company’s legacy non-contractual defined benefit pension plan (“Pension Plan”), which was terminated effective December 31, 2017, and fully liquidated as of December 31, 2019. The SBP was designed to replace benefit reductions (i) from various IRC limits and (ii) from reductions in the rate of benefit accruals from the Company’s 1985 pension formula. The SBP takes into account all eligible earnings under the Pension Plan without regard to IRC limitations. Participation in the SBP was generally limited to officers of the Company or ABF Freight, including Ms. McReynolds. No new participants were permitted in the SBP after December 2005, and caps have been placed on the maximum benefits payable. Benefit accruals in the SBP were frozen for all remaining participants effective December 31, 2009.

Benefits under the SBP were calculated as an annuity and then converted to a lump sum. The Pension Plan benefit was then subtracted from the resulting lump sum to determine the SBP benefit.

The annuity formula for the ArcBest Supplemental Benefit Plan is:

1.0% x $400 x years of service + 2.0% x (FAP–$400) x years of service

Early retirement eligible participants (age 55 with 10 years of service) are subject to a benefit reduction of 6% per year for each year he or she retires prior to age 60.

Upon termination of employment, benefits are paid in a lump sum as soon as administratively feasible. Certain benefits must be delayed for six months for key employees as required by Section 409A of the IRC. Benefits are paid from the general assets of the Company.

Deferred Salary Agreements (frozen)

The Company has unfunded, noncontributory DSAs with certain of their officers, including Ms. McReynolds. No DSA has been entered into since December 2005, and the Company does not intend to enter into these agreements in the future. For the existing DSAs, upon normal retirement (age 65), death or disability as defined in “Potential Payments upon Termination or Change in Control,” the DSA benefit is equal to 35% of the participant’s final monthly base salary paid monthly for 120 months. Upon termination of employment prior to age 65, the monthly benefit is equal to the participant’s

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years of service (with a maximum of 25 years) times 3% times 35% of the participant’s final monthly base salary. Benefit payments commence in the month following termination, except to the extent a portion of the benefit must be delayed for six months for key employees as required by Section 409A of the IRC. DSA benefits are paid from the general assets of the Company.

The DSAs provide that in the event of a change in control of the Company, as defined in “Potential Payments upon Termination or Change in Control,” followed by the officer’s termination within 36 months for pre-2005 deferred salary accruals or within 24 months for post-2004 deferred salary accruals, all benefits become 100% vested. The DSA benefit will be paid as a lump sum within fifteen days, with the 120 monthly installments discounted at 6.22% as provided in the DSA, except where payment must be delayed for six months for key employees as required by Section 409A of the IRC. DSA benefits will be reduced to the extent required to avoid being classified as excess parachute payments under Section 280G of the IRC. Other than during a 36-month period following a change in control of the Company for benefits accrued and vested prior to 2005 or during a 24-month period following a change in control of the Company for benefits accrued and vested after 2004, any unpaid DSA benefit is subject to forfeiture if the participant is discharged for wrongful conduct injurious to the Company, or if, following the date of termination, the participant discloses confidential information relating to the Company to unauthorized persons or becomes employed or renders services to a competitor of the Company.

2025 Non-Qualified Deferred Compensation

The following table shows the Named Executive Officers’ deferred compensation activity during 2025 with respect to outstanding vested RSUs.

	Executive	Registrant	Aggregate
	Contributions	Contributions	Earnings in	Aggregate	Aggregate
	in Last	in Last	Last Fiscal	Withdrawals/	Balance at Last
	Fiscal Year	Fiscal Year	Year	Distributions	Fiscal Year End
Name	($)	($)	($)	($)	($)(1)
Judy R. McReynolds	$—	$—	$—	$—	$—
Seth K. Runser	—	—	—	—	—
J. Matthew Beasley	—	—	—	—	—
Dennis L. Anderson II	—	—	—	—	—
Michael R. Johns	—	—	—	—	426,667
(1)

Includes the value associated with 5,751 vested RSUs for Mr. Johns. The value is based on the closing market price of the Common Stock of $74.19 on December 31, 2025. As a result of his retirement on December 31, 2025, Mr. Johns will receive shares as a result of settlement of his vested RSUs, represented in the amount reported in this column, following the six-month waiting period required under Section 409A of the IRC.

Potential Payments upon Termination or Change in Control

The Company does not have any employment contracts or severance arrangements with any Named Executive Officer that provide for payments in connection with a termination of employment or a change in control, other than the applicable termination provisions contained within the various arrangements discussed elsewhere in this Proxy Statement.

The termination and change in control provisions existing as of December 31, 2025, are described below and quantified in the table on page 69. All payments are assumed to be made in accordance with the six-month delay for key employees as required by Section 409A of the IRC, where applicable.

Potential Payments upon Termination

When a Named Executive Officer’s employment with the Company terminates, the officer is entitled to receive compensation and other benefits earned during the term of his or her employment (subject to the clawback policy), including the following:

■	Accrued vacation;
■	DSA benefit earned as of the DSA freeze date, paid monthly over 120 months (see the “2025 Pension Benefits” table for present value as of December 31, 2025, and more information regarding DSAs); and
■	SBP benefit earned as of the SBP freeze date, distributed as a lump sum (see “2025 Pension Benefits” table for values).

Except in the case of retirement, death or disability, as further described below, when a Named Executive Officer’s employment with the Company terminates, the officer forfeits (i) any unvested RSUs granted under the Ownership Incentive Plan, and (ii) any awards under the annual incentive plan (“AIP”) and cash long-term incentive compensation plan (“C-

ArcBest / 2026 PROXY STATEMENT    65

LTIP”), both of which provide that participants generally must be employed on the payment date in order to receive payment of any earned awards (unless the Committee, in its discretion, decides that a prorated award should be paid, which would be computed as determined by the Committee).

Potential Payments upon Retirement, Death or Disability

In the event of a Named Executive Officer’s termination due to his or her retirement, death or disability (each as defined in the Company’s compensation plans), the officer will be entitled to the following, in addition to the items identified above in “Potential Payments upon Termination.”

■	Full vesting and settlement of all RSUs, provided that, in the case of retirement, termination occurs on or after age 65;
■

For eligible officers, executive medical coverage, with the retired officer (or his or her eligible dependents) responsible for paying a monthly premium amount equal to the then-current COBRA rate until age 60. All retirees are responsible for paying a premium equivalent to $250 per individual covered, up to a maximum of $500, from age 60 to 65, and a reduced monthly premium after age 65; and

■

A pro rata benefit under the C-LTIP and the AIP based on actual performance results for the full performance period, provided that, in the case of retirement, he or she has completed a minimum of (a) 12 months of the measurement period under the C-LTIP, and (b) 90 days of the measurement period under the AIP, respectively. Any pro rata payment earned will not be paid until the end of the measurement period for the plan.

Potential Payments upon Termination After a Change in Control

Subject to the terms of the Change in Control Plan, in the event of a change in control of the Company, if termination of a Named Executive Officer occurs within 24 months of the change in control for “good reason” or without “cause” (as such terms are defined in the Change in Control Plan), the Named Executive Officer will be entitled to the following, in addition to the items identified above in “Potential Payments upon Termination”:

■	RSUs become fully vested as of the termination date and will be distributed as soon as administratively possible;
■

For AIP awards that have not yet reached the end of the measurement period, the award will be prorated from the first day of the measurement period through the date of the Participant’s Qualified Termination and calculated based on actual performance during the applicable measurement period and the amount payable pursuant to such awards shall be computed and paid in the normal course of business and pursuant to the terms of the AIP after the end of the measurement period;

■

For C-LTIP awards that have not yet reached the end of the measurement period, a prorated benefit under the plan based on the number of whole months completed during the applicable measurement period and will be calculated based on actual performance during the applicable measurement period; amounts payable pursuant to such awards are computed and paid in the normal course of business and pursuant to the terms of the applicable plan after the end of the measurement period;

■

Under the DSA, if termination of the Named Executive Officer occurs within 36 months of the change in control for benefits accrued and vested prior to 2005 and within 24 months of the change in control for benefits accrued and vested after 2004, the officer becomes 100% vested in the DSA benefit and the benefit is distributed as a lump sum;

■

A lump sum cash payment equal to 24 months of the then-current COBRA rate to elect continuation of coverage under the medical and dental plans of the Company for the coverage in effect for the officer immediately prior to the date of termination (“Medical Premiums”); and

■

A lump sum cash payment equal to either (A) with respect to Ms. McReynolds, two times her base salary in effect on the date of termination plus two times her average annual cash incentive earned during the three years prior to the year in which the date of termination occurs, or (B) for the other Named Executive Officers, one times the executive’s base salary in effect on the date of termination plus one times his average annual cash incentive earned during the three years prior to the year in which the date of termination occurs (“Cash Severance”).

“Change in Control” under the Change in Control Plan is generally defined as the earliest date on which any of the following events shall occur:

(i)

The acquisition by any individual, entity or group (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (i) the then outstanding shares of the Company’s Common Stock or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions will not constitute a Change in Control: (A) any

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acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction that constitutes a Merger of Equals as defined in subsection (iii) below.

(ii)

In any 12-month period, the individuals who, as of the beginning of the 12-month period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the applicable agreement whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors.

(iii)

Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries (each, a “Business Combination”), in each case, unless such Business Combination constitutes a Merger of Equals. A Business Combination will constitute a “Merger of Equals” if, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners, respectively, of the outstanding shares of the Company’s Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of Common Stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Resulting Corporation”) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding shares of the Company’s Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Resulting Corporation and its affiliates or any employee benefit plan (or related trust) of the Resulting Corporation and its affiliates) beneficially owns, directly or indirectly, 35% or more of, respectively, the then-outstanding shares of Common Stock of the Resulting Corporation or the combined voting power of the then-outstanding voting securities of the Resulting Corporation except to the extent that such ownership existed with respect to the Company prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the Resulting Corporation (the “Resulting Board”) were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination.

(iv)

The sale or other disposition of all or substantially all of the assets of the Company to any Person, other than a transfer to (A) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company or (B) any corporation pursuant to a transaction that constitutes a Merger of Equals as defined in subsection (iii) above.

(v)	A complete liquidation or dissolution of the Company.

“Good Reason” under the Change in Control Plan is generally defined as (i) any material and adverse diminution in the Named Executive Officer’s title, duties or responsibilities; (ii) a reduction in the Named Executive Officer’s base salary or employee benefits (including reducing the Named Executive Officer’s level of participation or target bonus award opportunity in the Company’s incentive compensation plans); or (iii) a relocation of the Named Executive Officer’s principal place of employment of more than 50 miles without the prior consent of the Named Executive Officer.

“Cause” under the Change in Control Plan is generally defined as the Named Executive Officer’s (i) gross misconduct or fraud in the performance of a Named Executive Officer’s duties to the Company or any subsidiary; (ii) conviction or guilty plea or plea of nolo contendere with respect to any felony or act of moral turpitude; (iii) engaging in any material act of theft or material misappropriation of Company property; or (iv) breach of the Company’s Code of Conduct as such code may be revised from time to time.

The Change in Control Plan provides that, unless outstanding equity awards are substituted, assumed, or continued by the successor to the Company with awards that have an equivalent (or greater) intrinsic value compared to the outstanding awards, such awards will become fully vested, settled and paid upon the occurrence of a change in control (with any outstanding performance-based awards being vested, settled and paid at a partial or full level based on the actual attainment of performance goals or, if not determinable, on a pro rata basis based on the assumed attainment of the target performance goals). If the equity awards are assumed or replaced by the successor company and the Named Executive Officer is terminated within 24 months of the change in control, he or she shall become vested as of the termination date in any unvested equity awards.

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If amounts payable to a Named Executive Officer under the Change in Control Plan (or pursuant to any other arrangement or agreement with the Company) exceed the amount allowed under section 280G of the IRC and would be subject to the excise tax imposed by section 4999 of the IRC, then, prior to the making of any payments to a Named Executive Officer, the Change in Control Plan provides that a best-net calculation will be made comparing (i) the before income tax net benefit to the Named Executive Officer of the payments after payment of the excise tax to (ii) the before income tax net benefit to the Named Executive Officer if the payments are reduced to the extent necessary to avoid being subject to the excise tax (the “Best Net Calculation”). If the amount calculated under (i) is less than the amount calculated under (ii) in the preceding sentence, then the payments will be reduced to the extent necessary to avoid being subject to the excise tax.

Restrictive Covenants

Under the DSA, no unpaid benefit will be paid if the Named Executive Officer is discharged for wrongful conduct injurious to the Company, if the Named Executive Officer discloses confidential information relating to the Company or if the Named Executive Officer becomes employed by or renders service to any competitor of the Company. Under the Ownership Incentive Plan, if the Compensation Committee determines that the recipient has committed an “Act of Misconduct” (which, as defined therein, includes solicitation of employees, unauthorized disclosure of confidential information and inducing a customer to cease business with the Company), the Committee may suspend the recipient’s rights to exercise, vest or receive any awards outstanding and may provide that the recipient will forfeit any vested but unsettled awards. The Executive Medical Policy provides that coverage will be forfeited if the Named Executive Officer becomes an employee, consultant or director of, or has an ownership interest in, any competitor of the Company. Named Executive Officers are prohibited from competing with, and solicitating of customers, clients and employees of the Company for a 12-month period following the termination and will not, without prior written consent from the Company, communicate or divulge any confidential information, knowledge or data to anyone at any time or the Committee may reduce or offset the benefits under the plan.

Quantification of Potential Payments upon Termination or Change in Control

The following table reflects compensation potentially payable to each Named Executive Officer under various employment termination and other scenarios based on the arrangements existing as of December 31, 2025. The amounts shown in the following table assume that a change in control occurred and/or each Named Executive Officer terminated employment with the Company effective December 31, 2025, and estimate the value that could be realized by each Named Executive Officer as a result of each specified triggering event; however, the amounts shown below do not take into account any Best Net Calculation and resulting reduction that may occur pursuant to the provisions of the Change in Control Plan. Effective December 31, 2025, Ms. McReynolds and Mr. Johns retired as Chief Executive Officer and Chief Legal Officer and Corporate Secretary of the Company, respectively. The table below reflects the amounts paid to Ms. McReynolds and Mr. Johns in connection with their retirement. None of the other Named Executive Officers are eligible for retirement; therefore, no data is shown for that scenario.

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See “2025 Pension Benefits” for benefits payable under the SBP and DSA. Benefits payable with respect to previously vested outstanding RSUs are quantified in the “2025 Non-Qualified Deferred Compensation” table.

							Termination Without
							Cause or Resignation
							for Good Reason
			General				After Change in
			Termination	Retirement	Death	Disability	Control
Name	Benefit		($)	($)	($)	($)	($)
Judy R. McReynolds(1)	RSUs	(2)	N/A	—	N/A	N/A	N/A
	Executive Medical	(3)	N/A	461,909	N/A	N/A	N/A
	Accrued Vacation	(4)	N/A	92,256	N/A	N/A	N/A
	C-LTIP	(5)	N/A	664,899	N/A	N/A	N/A
	Annual Incentive Plan	(6)	N/A	—	N/A	N/A	N/A
	Cash Severance	(7)	N/A	—	N/A	N/A	N/A
	Medical Premiums	(8)	N/A	—	N/A	N/A	N/A
	Total	(9)	N/A	$1,219,064	$ N/A	$ N/A	$ N/A
Seth K. Runser	RSUs	(2)	—	N/A	712,892	712,892	712,892
	Executive Medical	(3)	—	N/A	337,091	637,695	—
	Accrued Vacation	(4)	55,077	N/A	55,077	55,077	55,077
	C-LTIP	(5)	201,988	N/A	291,911	291,911	291,911
	Annual Incentive Plan	(6)	—	N/A	—	—	—
	Cash Severance	(7)	—	N/A	—	—	813,595
	Medical Premiums	(8)	—	N/A	—	—	54,696
	Total	(9)	$257,065	N/A	$1,396,971	$1,697,575	$1,928,171
J. Matthew Beasley	RSUs	(2)	—	N/A	530,533	530,533	530,533
	Executive Medical	(3)	N/A	N/A	N/A	N/A	N/A
	Accrued Vacation	(4)	35,414	N/A	35,414	35,414	35,414
	C-LTIP	(5)	55,935	N/A	135,279	135,279	135,279
	Annual Incentive Plan	(6)	—	N/A	—	—	—
	Cash Severance	(7)	—	N/A	—	—	671,871
	Medical Premiums	(8)	—	N/A	—	—	22,704
	Total	(9)	$91,349	N/A	$701,226	$701,226	$1,395,801
Dennis L. Anderson II	RSUs	(2)	—	N/A	430,376	430,376	430,376
	Executive Medical	(3)	—	N/A	334,231	633,122	—
	Accrued Vacation	(4)	41,954	N/A	41,954	41,954	41,954
	C-LTIP	(5)	170,913	N/A	230,421	230,421	230,421
	Annual Incentive Plan	(6)	—	N/A	—	—	—
	Cash Severance	(7)	—	N/A	—	—	618,582
	Medical Premiums	(8)	—	N/A	—	—	54,696
	Total	(9)	$212,867	N/A	$1,036,982	$1,335,873	$1,376,029
Michael R. Johns(10)	RSUs	(2)	N/A	426,667	N/A	N/A	N/A
	Executive Medical	(3)	N/A	487,272	N/A	N/A	N/A
	Accrued Vacation	(4)	N/A	—	N/A	N/A	N/A
	C-LTIP	(5)	N/A	217,065	N/A	N/A	N/A
	Annual Incentive Plan	(6)	N/A	—	N/A	N/A	N/A
	Cash Severance	(7)	N/A	—	N/A	N/A	N/A
	Medical Premiums	(8)	N/A	—	N/A	N/A	N/A
	Total	(9)	N/A	$1,131,004	N/A	N/A	N/A

(1)

Ms. McReynolds retired from the Company effective December 31, 2025. She was eligible for retirement, except under the terms of the RSU awards, and the amounts reported in the “Retirement” column reflect the amounts paid to Ms. McReynolds in connection with her retirement. Her unvested RSUs were forfeited in accordance with the terms of the RSU awards.

(2)

The RSU value is calculated using a per-share price of $74.19, which is the closing market price of the Common Stock on December 31, 2025, multiplied by the number of the Named Executive Officer’s RSUs vesting as a result of the applicable triggering event. Benefits payable with respect to previously vested outstanding RSUs are quantified in the “2025 Non-Qualified Deferred Compensation” table.

(3)

The executive medical value is based on the accumulated benefit obligation for the Named Executive Officer as of December 31, 2025, using the same assumptions as used by the Company for financial reporting purposes for the applicable triggering events. The values shown for executive medical coverage in the event of the Named Executive Officer’s death reflect the value of health coverage for the Named Executive Officer’s surviving spouse. Mr. Beasley is not eligible for Executive Medical benefits because the plan was closed to new participants in 2017, before Mr. Beasley joined the Company.

(4)

The accrued vacation value is based on the Named Executive Officer’s actual earned weeks of vacation and base salary rate as of December 31, 2025. Mr. Johns had no remaining vacation balance at the time of his retirement and, therefore, did not receive a payout of accrued vacation.

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(5)

The C-LTIP value is the sum of the full amount paid under the 2023-2025 cash long-term incentive compensation plan since all such amounts were earned as of December 31, 2025, plus the pro rata benefit accrued under the 2024-2026 and 2025-2027 cash long-term incentive compensation plans, calculated based on performance as of December 31, 2025. Amounts shown in the “General Termination” column represent amounts fully earned but unpaid as of December 31, 2025. For C-LTIP participants with a frozen DSA, the C-LTIP change in control value is equal to the C-LTIP change in control value in excess of the DSA change in control value, if any. Ms. McReynolds is the only Named Executive Officer with a frozen DSA.

(6)

The AIP is equal to the annual incentive amount paid to each Named Executive Officer for 2025 since all such amounts were earned as of December 31, 2025 (reported in the “Summary Compensation Table”). Based on 2025 performance, no payouts were earned with respect to the 2025 AIP, accordingly, no amounts are included above.

(7)

The cash severance payment value is a lump sum cash payment equal to one times the executive’s base salary in effect on the date of termination plus one times his average annual cash incentive earned during the three years prior to the year in which the date of termination occurs, as provided under the terms of the Change in Control Plan. See “Potential Payments upon Termination After a Change in Control” for additional information.

(8)

The medical premium is a lump sum payment equal to 24 months of the COBRA premium in effect as of December 31, 2025, to elect continuation of coverage under the medical and dental plans of the Company for the coverage in effect for the officer and his or her eligible dependents immediately prior to the date of termination. See “Potential Payments upon Termination After a Change in Control” for additional information.

(9)

Totals represent aggregate amounts reflected in the table payable upon each termination or change in control event as indicated above. These totals do not include benefits that are currently vested and payable under the DSA or SBP (each reported in “2025 Pension Benefits”), except to the extent a change in control or other triggering event creates an additional benefit above what was reported in either table.

(10)

Mr. Johns retired from the Company effective December 31, 2025. He was eligible for retirement and the amounts reported in the “Retirement” column reflect the amounts paid to Mr. Johns in connection with his retirement. Because he was above the age of 65 at his retirement, his RSUs outstanding at December 31, 2025, became vested in connection with his retirement.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the ratio of the annual total compensation of our median employee to the annual total compensation of Ms. McReynolds, our CEO for 2025, our last completed fiscal year. That ratio is a reasonable estimate calculated in a manner consistent with SEC rules and the methodology described below.

For 2025:

■	The total annual compensation of our median employee was $86,927.
■	The total annual compensation of Ms. McReynolds, as reported in the Summary Compensation Table in this Proxy Statement, was $3,499,008.
■	Based on this information, for 2025 the ratio of the total annual compensation of Ms. McReynolds to the median employee total annual compensation was 40.25 to 1.

We have chosen to identify a new median employee for purposes of calculating and disclosing our 2025 pay ratio. We used the following methodology to identify our median employee for fiscal year 2025:

■

October 1, 2025 was the date used to determine our employee population, which includes full-time and part-time employees. We do not have any seasonal or temporary employees. As of that date, our employee population was 14,153 and consisted of individuals working at our parent company and our subsidiaries in the United States (“U.S.”), including Puerto Rico, but excluding the Company’s Canadian population. SEC rules allow foreign employees to be excluded if those employees account for 5% or less of the total employees. Therefore, the Company’s entire Canadian population (92 employees) was excluded from the employee population.

■

To find the median employee of our employee population (other than Ms. McReynolds), we used a consistently applied compensation measure comparing the amount of salary or wages, bonus, vacation pay, sick pay, jury duty pay, bereavement pay, short-term disability, holiday pay and overtime prior to any deductions (total annual compensation) paid in 2025 as reflected in our payroll records as of October 1, 2025. Since equity awards are not widely distributed to our employees, we did not include equity awards in the compensation measure.

SEC rules for identifying the median employee and calculating the pay ratio allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported above may not be comparable to the pay ratio reported by other companies, as other companies may have utilized different methodologies and have different employment and compensation practices.

ArcBest / 2026 PROXY STATEMENT    70

PAY VERSUS PERFORMANCE

The following table sets forth the pay versus performance disclosures required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K for the years indicated. Ms. McReynolds served as Principal Executive Officer (“PEO”) in each year. The names of the non-PEO Named Executive Officers (the “Non-PEO NEOs”) included for purposes of calculating the average amounts in each covered year are as follows: (i) for 2025, Seth K. Runser, J. Matthew Beasley, Dennis L. Anderson II, and Michael R. Johns; (ii) for 2024, Seth K. Runser, J. Matthew Beasley, Dennis L. Anderson II and Michael E. Newcity; (iii) for 2023, J. Matthew Beasley, Seth K. Runser, Dennis L. Anderson II, Michael E. Newcity and David R. Cobb; (iv) for 2022, David R. Cobb, Michael E. Newcity, Seth K. Runser, Daniel E. Loe and Dennis L. Anderson II; and (v) for 2021, David R. Cobb, Michael E. Newcity, James A. Ingram and Dennis L. Anderson II.

The dollar amounts for Compensation Actually Paid (“CAP”) do not reflect the actual amount of compensation earned by or paid to the Named Executive Officers during the covered year. Please refer to the Compensation Discussion & Analysis section in this Proxy Statement and in our previous proxy statements for information about how the Compensation Committee has assessed the Company’s performance and Named Executive Officer compensation in a given year.

								Return on Capital
					Value of Initial Fixed $100			Employed (Adjusted
			Average	Average	Investment Based On:			ROCE)
	Summary		Summary	Compensation		Peer Group
	Compensation	Compensation	Compensation	Actually Paid	Total	Total
	Table Total	Actually Paid	Table Total for	to Non-PEO	Shareholder	Shareholder	Net Income		Average
	for PEO	to PEO(1)	Non-PEO NEOs	NEOs(1)	Return(2)	Return(3)	(millions)(4)	1 Year(5)	3 Year(5)
Year (a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
2025	3,499,008	909,273	1,056,920	1,002,413	178.25	155.71	60.10	7.9%	13.2%
2024	4,495,698	3,710,611	1,232,110	944,432	222.73	170.25	173.96	12.4%	23.5%
2023	6,315,108	10,548,681	1,737,578	2,508,269	285.78	176.24	195.43	20.1%	28.6%
2022	6,430,893	384,908	2,097,211	342,776	165.75	129.37	298.21	39.9%	26.7%
2021	6,006,289	16,582,019	2,131,000	5,779,949	282.10	157.24	213.52	34.8%	19.4%
(1)

Reflects the CAP for the PEO and the average CAP for the Non-PEO NEOs for the covered years, as computed in accordance with Item 402(v) of Regulation S-K. The following adjustments were made to the Summary Compensation Table total compensation to determine the CAP:

				Reported Change in the
	Reported Summary	Reported Value of	Equity Award	Actuarial Present Value of	Pension Benefit
	Compensation Table Total(i)	Equity Awards(ii)	Adjustments(iii)	Pension Benefits(iv)	Adjustments(v)	Compensation Actually Paid
Year	A	B	C	D	E	A-B+C-D+E
Company’s PEO
2025	3,499,008	1,172,190	(1,406,911)	10,634	—	909,273
Average of Non-PEO NEOs
2025	1,056,920	270,533	216,027	—	—	1,002,413
(i)	Reflects the amounts (or the average amounts for the Non-PEO NEOs) reported in the “Total” column of the Summary Compensation Table for the covered year.
(ii)

Reflects the grant date fair value of equity awards granted to the PEO (or the average amounts with regard to the Non-PEO NEOs) as reported in the “Stock Awards” column in the Summary Compensation Table for the covered year.

(iii)

The equity award adjustments for the covered year include the addition (or subtraction, as applicable) as set forth in the table below. The fair values of equity awards were calculated using closing stock price as of the applicable valuation dates and are not adjusted for present value of dividends (which are not payable with respect to RSUs granted to Named Executive Officers).

ArcBest / 2026 PROXY STATEMENT    71

	Year End Fair Value	Year over Year Change		Year over Year Change in
	of Equity Awards	in Fair Value of	Fair Value at Vesting Date	Fair Value of Equity Awards	Fair Value of
	Granted During	Outstanding and	of Awards Granted and	Granted in Prior Years	Forfeited Awards at	Total Equity Award
Year	the Fiscal Year	Unvested Equity Awards	Vesting in Same Year	that Vested in the Year	End of Prior Year	Adjustments
Company’s PEO
2025	—	—	—	(433,210)	973,701	(1,406,911)
Average of Non-PEO NEOs
2025	282,386	(35,084)	68,626	(99,900)	—	216,027

(iv)	Reflects the amounts reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table for the covered years.
(v)

These amounts reflect the actuarially determined service cost for services rendered during the applicable year. The Company’s legacy non-contractual defined benefit pension plan was terminated effective December 31, 2017, and fully liquidated as of December 31, 2019. Therefore, no services costs were incurred in any of the covered years.

(2)	Total Shareholder Return (TSR) is calculated assuming $100 was invested on December 31, 2020, with reinvestment of dividends. All calculations have been prepared by Zacks Investment Research, Inc.
(3)

The 2025 peer group includes the following companies: Covenant Logistics Group, Inc., Forward Air Corporation, Hub Group, Inc., J.B. Hunt Transport Services, Inc., Knight-Swift Transportation Holdings Inc., Landstar System, Inc., Old Dominion Freight Line, Inc., RXO, Inc., Saia, Inc., Schneider National, Inc., TFI International Inc., Werner Enterprises, Inc., and XPO, Inc. Our 2025 peer group is identical to our 2024 peer group.

(4)	Net income as reported in the Company’s audited financial statements for each covered year, which includes, for the applicable years, income from discontinued operations.
(5)

Reflects the one-year and three-year average Adjusted ROCE of the Company as approved by the Compensation Committee for purposes of the Company’s annual cash incentive compensation plan and long-term cash incentive compensation plan for each covered year. The Company has determined that one-year Adjusted ROCE as used in its annual cash incentive compensation plan is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link CAP to the Named Executive Officers, for the most recently completed fiscal year, to Company performance. Because the Company uses three-year average Adjusted ROCE in its long-term cash incentive program as discussed in greater detail in “Compensation Discussion & Analysis — Components of Compensation — Long-Term Incentive Compensation,” the Company is providing, on a supplemental basis, its three-year average Adjusted ROCE for each covered year. For more information, see the section below titled “Financial Performance Measures.”

Financial Performance Measures

As described in greater detail in “Executive Compensation — Compensation Discussion & Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The financial performance measures set forth in the table below (in unranked order), in the Company’s assessment, represent the most important financial performance measures used by the Company to link CAP to the Company’s named executive officers, for the most recently completed fiscal year, to the Company’s performance. The measures are utilized in our annual incentive compensation plan (“AIP”) and our cash long-term incentive compensation plan (“C-LTIP”) and are designed with the objective of aligning the executives’ interests with those of the Company’s stockholders.

Performance Measure	Compensation Weighting	For More Information
Adjusted Operating Income	60% of AIP	Page 49
Adjusted ROCE	40% of AIP	Page 49
Average Adjusted ROCE for the three-year performance period	60% of C-LTIP	Page 51
Relative TSR	40% of C-LTIP	Page 51

The graphs and narratives on the following pages reflect the relationship between (i) the CAP for Ms. McReynolds and the average CAP for the Non-PEO NEOs, and (ii) each of the financial performance measures included within the Pay Versus Performance table on page 71.

ArcBest / 2026 PROXY STATEMENT    72

CAP vs. Company TSR and Peer Group TSR

The following graph compares the CAP to Ms. McReynolds and the average amount of CAP to the Non-PEO NEOs with the Company’s cumulative TSR and the peer group TSR over the five years presented. TSR is calculated assuming $100 was invested on December 31, 2020, with reinvestment of dividends. The Company’s cumulative TSR over the five-year period was $178.25 while the cumulative TSR of the peer group was $155.71 over the same period.

CAP VS. COMPANY TSR AND PEER GROUP TSR

ArcBest / 2026 PROXY STATEMENT    73

CAP vs. Net Income

The following graph compares the CAP to Ms. McReynolds and the average amount of CAP to the Non-PEO NEOs with our net income over the five years presented. While we do not use net income as a compensation performance metric in our executive compensation program, the measure of net income may correlate to Adjusted Operating Income, which we use in our AIP. Because a significant portion of CAP is comprised of equity awards, which have multi-year vesting periods, CAP is more heavily impacted by fluctuations in stock price year-over-year, as compared to net income.

CAP VS. NET INCOME

ArcBest / 2026 PROXY STATEMENT    74

CAP vs. Annual and Three-Year Average Adjusted ROCE

The following graph compares the CAP to Ms. McReynolds and the average amount of CAP to the Non-PEO NEOs with (i) our one-year Adjusted ROCE, calculated in accordance with our AIP, and (ii) on a supplemental basis, the average three-year Adjusted ROCE, calculated in accordance with our C-LTIP program, each over the five years presented. While the Company uses several financial performance measures to evaluate performance for purposes of its executive compensation program, the Company has determined that one-year Adjusted ROCE as used in the AIP is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link CAP to the Named Executive Officers, for the most recently completed fiscal year, to Company performance.

CAP VS. ANNUAL AND THREE-YEAR AVERAGE ADJUSTED ROCE

ArcBest / 2026 PROXY STATEMENT    75

PROPOSAL II.
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Board recommends a vote “FOR” Proposal II.

In accordance with Section 14A of the Exchange Act, the Company is providing its stockholders with the opportunity to cast a non-binding advisory vote on a resolution to approve the compensation of the Company’s Named Executive Officers (the “Say on Pay Vote”). At the 2011, 2017, and 2023 Annual Meetings, stockholders voted in favor of the Board’s recommendation to hold a Say on Pay Vote on an annual basis, and since the 2011 Annual Meeting, the Company has held annual non-binding Say on Pay Votes. The next Say on Pay Vote will occur at the 2027 Annual Meeting.

The non-binding Say on Pay Vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. To that end, the Board has submitted the following resolution to be voted on by our stockholders at the 2026 Annual Meeting:

RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Proxy Statement for ArcBest Corporation’s 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion & Analysis, the Summary Compensation Table and the other related tables and narrative disclosure.

The Board recognizes that executive compensation is an important matter for our stockholders. As described in detail in the “Compensation Discussion & Analysis” section of this Proxy Statement, the Compensation Committee is responsible for establishing, implementing and monitoring adherence with our executive compensation policy.

As you consider this Proposal II, we encourage you to carefully review the “Compensation Discussion & Analysis” section and executive compensation tables of this Proxy Statement for a detailed discussion of our executive compensation program, including the more detailed information about our compensation philosophy and objectives and the past compensation of the Named Executive Officers.

As an advisory vote, Proposal II is not binding on the Board or the Compensation Committee, will not overrule any decisions made by the Board or the Compensation Committee, and will not require the Board or the Compensation Committee to take any action. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of our stockholders and intend to consider the outcome of the vote when making future compensation decisions for executive officers. In particular, to the extent there is any significant vote against the Named Executive Officers’ compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are appropriate in the future to address those concerns.

The Board recommends that stockholders vote “FOR” the approval of the compensation of the Named Executive Officers, as disclosed in this Proxy Statement.

ArcBest / 2026 PROXY STATEMENT    76

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is comprised solely of Directors who meet the independence standards and financial literacy requirements defined by the SEC and Nasdaq, and we operate under a written charter approved by the Board. The Audit Committee’s composition, member attributes and responsibilities, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. Ms. Stipp, Ms. Bordelon, and Mr. Albrecht are Board-designated Audit Committee Financial Experts as defined under applicable SEC and Nasdaq rules.

As part of our responsibilities, the Audit Committee oversaw the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the systems of internal controls. In fulfilling our oversight responsibilities related to the audited consolidated financial statements in the Company’s 2025 Annual Report, we reviewed and discussed with management, among other things:

■	the Company’s audited consolidated financial statements for 2025 and recommended to the Board that they be included in the Company’s Annual Report;
■	the representations of management that those consolidated financial statements were prepared in accordance with generally accepted accounting principles;
■	the quality and acceptability of the accounting principles;
■	the reasonableness of significant accounting judgments and critical accounting policies and estimates;
■	the clarity of disclosures in the consolidated financial statements;
■	the adequacy and effectiveness of the Company’s financial reporting procedures, including disclosure controls and procedures; and
■

the adequacy and effectiveness of the Company’s internal controls over financial reporting, including the report of management’s assessment on the effectiveness of internal controls over financial reporting, which was performed by management using the 2013 framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission.

The Audit Committee is also responsible for the appointment, termination, compensation, evaluation and oversight of the Company’s independent registered public accounting firm, including review of the firm’s qualifications, performance and independence. The independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and expressing an opinion on the effectiveness of the Company’s internal controls over financial reporting. The independent auditor is also responsible for expressing an opinion on the conformity of the audited consolidated financial statements with generally accepted accounting principles.

Grant Thornton LLP (“Grant Thornton”) served as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025. We reviewed and discussed with Grant Thornton its judgments as to the quality, not just the acceptability, of the Company’s accounting principles, reasonableness of significant accounting judgments, critical accounting policies and estimates, and the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, we received the written disclosures and the letter from Grant Thornton as required by the PCAOB regarding Grant Thornton’s communications with the Audit Committee concerning independence and discussed with Grant Thornton its independence from management and the Company. We considered the compatibility of non-audit services performed by Grant Thornton and determined the non-audit services to be compatible with Grant Thornton’s independence.

We discussed with the Company’s internal auditors and Grant Thornton the overall scope and plans for their respective audits. The Audit Committee met with the internal auditors and Grant Thornton, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. Additionally, we reviewed the performance, responsibilities, and staffing of the Company’s internal auditors. We also oversaw compliance with the Company’s receipt, retention and treatment of complaints regarding accounting, internal accounting controls, auditing and other federal securities law matters, including confidential and

ArcBest / 2026 PROXY STATEMENT    77

anonymous submissions of these complaints. Furthermore, we met with members of management to discuss the results of the Company’s legal and ethical compliance programs.

The Audit Committee provided oversight of the Company’s risk management policies and processes, and we reviewed and discussed with members of senior management significant risks identified by management in various areas of the Company, including financial statements, systems and reporting, legal, compliance, ethics, information technology, data security, cybersecurity, and related party transactions.

In reliance on the reviews and discussions referred to above, and the receipt of unqualified opinions from Grant Thornton dated February 25, 2026, with respect to the consolidated financial statements of the Company as of and for the year ended December 31, 2025, and with respect to the effectiveness of the Company’s internal controls over financial reporting, the Audit Committee recommended to the Board (and the Board has approved) that the audited consolidated financial statements be included in the Company’s 2025 Annual Report for filing with the SEC.

Audit Committee
Janice E. Stipp, Chair Thom S. Albrecht
Ann G. Bordelon Bobby K. George

ArcBest / 2026 PROXY STATEMENT    78

PROPOSAL III.
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board recommends a vote “FOR” Proposal III.

The Audit Committee has appointed Grant Thornton LLP (“Grant Thornton”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and stockholders are being asked to ratify the selection of Grant Thornton at the Annual Meeting. The Audit Committee and the Board believe it is in the best interests of the Company and its stockholders to retain Grant Thornton as the Company’s independent auditor for fiscal year 2026 and recommend that the stockholders ratify that appointment.

The Audit Committee has ultimate authority and responsibility for the appointment, termination, compensation, evaluation and oversight of the Company’s independent auditor, including review of its qualifications, performance and independence. The Audit Committee’s oversight includes regular private sessions with the independent auditor, discussions with the independent auditor regarding the scope of its audit, an annual evaluation of whether to re-engage the current auditor or consider other audit firms, and direct involvement in the transition of the new lead engagement partner in connection with the regulatory five-year rotation of that position. As part of the annual review, the Audit Committee considers, among other things:

■	the quality and efficiency of the current and historical services provided by the independent auditor;
■	the independent auditor’s capability and expertise in handling the breadth and complexity of the Company’s operations;
■	the quality and candor of the independent auditor’s communications with the Audit Committee;
■	external data on the independent auditor’s audit quality and performance, including recent PCAOB reports;
■	the independent auditor’s independence from the Company;
■	the appropriateness of the independent auditor’s fees;
■	the independent auditor’s tenure as the Company’s independent auditor and the controls and processes in place to help ensure the independent auditor’s continued independence; and
■	the costs associated with onboarding a new independent auditor due to training and lost efficiencies.

The submission of this proposal for approval by stockholders is not legally required, but the Board and the Audit Committee believe the submission provides an opportunity for stockholders, through their vote, to communicate with the Board and the Audit Committee about an important aspect of corporate governance. In the event the stockholders fail to ratify the appointment of Grant Thornton, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Representatives of Grant Thornton will attend the 2026 Annual Meeting. They will have the opportunity, following the meeting, to make a statement and respond to appropriate questions from stockholders.

The Board recommends that stockholders vote “FOR” the ratification of Grant Thornton as the Company’s independent registered public accounting firm for fiscal year 2026.

ArcBest / 2026 PROXY STATEMENT    79

Change in Independent Registered Public Accounting Firm

In fiscal 2025, the Audit Committee completed a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The Committee invited several public accounting firms to participate in the process, including Ernst & Young LLP (“EY”). On March 4, 2025, following the conclusion of this process, the Audit Committee (i) dismissed EY as the Company’s independent registered public accounting firm and (ii) approved the appointment of Grant Thornton as the Company’s independent registered public accounting firm beginning with the year ending December 31, 2025.

EY’s audit reports as of and for the years ended December 31, 2024 and 2023, contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  During the years ended December 31, 2024 and 2023 and the subsequent interim period through March 4, 2025, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreement in its reports on the financial statements for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the Company’s years ending December 31, 2024 and 2023 and through March 4, 2025, neither the Company, nor anyone on its behalf, consulted Grant Thornton regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) or “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

In accordance with Instruction 2 to Item 304 of Regulation S-K, the Company furnished EY and Grant Thornton a copy of the disclosures required by Item 304(a) of Regulation S-K prior to the time this Proxy Statement was filed with the SEC. In the event that EY or Grant Thornton believed the disclosures were incorrect or incomplete, each was permitted to express its views in a brief statement to be included in this Proxy Statement. Neither submitted such a statement.

Independent Auditor’s Fees and Services

The following is a summary of the fees billed to the Company by Grant Thornton and EY for professional services rendered for the fiscal years ended December 31, 2025, and December 31, 2024:

Fee Category	2025 Fees	(1)	2024 Fees
Audit Fees	$1,342,969		$2,500,000
Audit-Related Fees	15,579		111,146
Tax Fees	104,397		28,434
All Other Fees	10,205		2,000
Total Fees	$1,473,150		$2,641,580
(1)	Audit Fees include actual and expected billings for fees and expenses related to the 2025 financial statement audit.

Audit Fees

Consists of fees billed for professional services rendered for the integrated audit of the Company’s consolidated financial statements and internal controls over financial reporting and quarterly reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements. These services also include accounting consultations related to the impact of changes in rules or standards.

Audit-Related Fees

Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

Tax Fees

Consists of fees billed for professional services for tax compliance and tax consulting. These services include assistance regarding federal, state and international tax compliance.

ArcBest / 2026 PROXY STATEMENT    80

All Other Fees

Consists of fees for online technical accounting research.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee, under the responsibilities and duties outlined in its charter, is to pre-approve all audit and non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services as allowed by law or regulation. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specifically approved amount. The Company’s independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees incurred to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

The Audit Committee, or the Audit Committee Chair under authority of the Audit Committee, pre-approved all of the audit and non-audit services reflected in the table above for each of the fiscal years ended December 31, 2025, and December 31, 2024. None of the services were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

ArcBest / 2026 PROXY STATEMENT    81

PROPOSAL IV.
tO APPROVE THE REINCORPORATION OF THE COMPANY TO THE STATE OF TEXAS BY CONVERSION

After careful consideration, the Board has approved the reincorporation, by conversion, of the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Texas (the “Texas Corporation”), including the Plan of Conversion included as Appendix A to this Proxy Statement (the “Plan of Conversion”).  We refer to the proposed reincorporation of the Delaware Corporation in the form of a conversion to the Texas Corporation as the “Texas Reincorporation.”

The Board believes that the Texas Reincorporation is in the best interests of the Company and its stockholders for the reasons set forth below, as described further under “—Reasons for the Texas Reincorporation”:

■

The Texas Reincorporation generally preserves our existing stockholder rights to the extent permissible under Texas law (including opt-outs of certain provisions that would be significant departures from Delaware law), and includes certain improvements in stockholder rights;

■	Texas’s statutory-based approach to director and officer duties fosters more clarity and predictability for decision-making than Delaware’s judicial approach;
■	The Texas Reincorporation may reduce the potential for opportunistic and frivolous litigation that generates costs without a corresponding corporate benefit;
■	The Company has a more significant operational nexus to Texas than Delaware; and
■	Texas has a business-friendly reputation, and the Texas legislature has demonstrated a willingness to maintain a modern and effective corporate law.

The Board recommends that the stockholders approve the Texas Reincorporation, including the Plan of Conversion, and adopt the resolutions of the Board approving the reincorporation (the “Texas Reincorporation Resolutions”) included as Appendix B to this Proxy Statement, as more fully described below.

PRINCIPAL TERMS OF THE TEXAS REINCORPORATION

The Texas Reincorporation, if approved by our stockholders, will be effected through a conversion pursuant to Section 266 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 10.102 of the Texas Business Organizations Code, as amended (the “TBOC”), as set forth in the Plan of Conversion.  Approval of this Proposal will constitute approval of the Plan of Conversion and adoption of the Texas Reincorporation Resolutions.

Through the adoption of the Plan of Conversion, upon the Texas Reincorporation:

■	The Company will continue in existence as a Texas corporation and will continue to operate our business under the current name, “ArcBest Corporation”.
■

The affairs of the Company will cease to be governed by Delaware corporate law and will instead be subject to Texas corporate law. See “—Effects of the Texas Reincorporation—Comparison of Stockholder Rights under Delaware and Texas Law” below.

ArcBest / 2026 PROXY STATEMENT    82

■

The Company will cease to be governed by our existing Third Amended and Restated Certificate of Incorporation (the “Delaware Charter”) and existing Ninth Amended and Restated Bylaws (the “Delaware Bylaws”) and will instead be subject to the provisions of the proposed Texas Certificate of Formation (the “Texas Charter”) and the proposed Texas Bylaws (the “Texas Bylaws”), copies of which are included as Appendix C and Appendix D, respectively, to this Proxy Statement.  See “—Effects of the Texas Reincorporation—Certain Differences Between the Delaware Charter and Bylaws and the Texas Charter and Bylaws” below.

■

The Texas Reincorporation will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Texas Reincorporation and the cost of corporate franchise taxes).

■

Each outstanding share of common stock, par value $0.01 per share, of the Delaware Corporation (as used in this Proposal, the “Delaware Corporation Common Stock”) will be automatically converted into one outstanding share of common stock, par value $0.01 per share, of the Texas Corporation (the “Texas Corporation Common Stock” and together with the Delaware Corporation Common Stock, the “Common Stock”) pursuant to the Plan of Conversion.

■	Stockholders will not need to exchange their existing stock certificates for new stock certificates.
■

The Delaware Corporation Common Stock will continue to be traded on the Nasdaq Stock Market (“Nasdaq”) as the Texas Corporation Common Stock under the symbol “ARCB.” We do not expect any interruption in trading as a result of the Texas Reincorporation.

If our stockholders approve the Texas Reincorporation, we anticipate that the Texas Reincorporation will become effective (the “Effective Time”) on May 15, 2026. In connection with the Texas Reincorporation, we intend to make filings with the Secretary of State of the State of Texas and the Secretary of State of the State of Delaware and do not anticipate making any other filings to effect the Texas Reincorporation. The Texas Reincorporation may be delayed by the Board, or the Plan of Conversion may be terminated and abandoned by action of the Board, at any time prior to the Effective Time, whether before or after the approval by our stockholders, if the Board determines for any reason that such delay or abandonment would be in the best interests of the Company and all of its stockholders, as the case may be.

BACKGROUND OF THE PROPOSAL

While today a global freight and logistics solutions company, ArcBest traces its origin to a local freight hauler operating during the 1920s in Fort Smith, Arkansas, a city on the Arkansas-Oklahoma border where the Company’s headquarters are still located.  The hauling business grew rapidly, and in 1958 merged with the Dallas, Texas-based Best Motor Freight to form Arkansas-Best Freight System, Inc. (now a subsidiary of the Company named ABF Freight, Inc., or “ABF Freight”), the predecessor namesake to today’s ArcBest.  ABF was headquartered in Fort Smith and incorporated in Arkansas.

In 1966, on the recommendation of its bankers, ABF Freight incorporated a holding company in Delaware—named Arkansas Best Corporation—in order to facilitate the creation of a conglomerate that would not be subject to the regulatory restrictions applicable to ABF Freight’s trucking business.  After the creation of the Delaware holding company, Arkansas Best Corp. expanded into businesses outside of logistics, which have since been divested. In 1972, Arkansas Best Corporation listed on the New York Stock Exchange.  Despite the formation of the Delaware holding company, the company remained headquartered in Fort Smith.

In 1988, Arkansas Best Corporation went private in the face of a hostile takeover bid by corporate raiders, and the current Company (then named Best Holding Corporation, later renamed Arkansas Best Corporation and today, ArcBest Corporation) was incorporated in Delaware in connection with the transaction.  The Company went public once again on the Nasdaq Stock Market in 1992.

Many U.S. public corporations have historically chosen Delaware as their state of incorporation because of, among other reasons, the flexible and modern statutory law and the extensive experience of the Delaware courts in adjudicating corporate and business-related matters.  However, in recent years, a number of factors, including other states’ efforts to modernize their corporate law and certain high-profile litigation outcomes in Delaware that generated uncertainty about how Delaware courts will rule on previously settled matters, have triggered a surge in public companies seeking to reincorporate from Delaware to other U.S. states.  Some companies have considered reincorporating in the state of their headquarters, while others have considered alternatives with modern corporate governance regimes such as Texas and Nevada.

During the course of 2025, the Board and management began discussions concerning whether the Company should consider changing its state of incorporation.  The Board authorized the Nominating/Corporate Governance Committee to

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consider the differences among specified jurisdictions.  The Company engaged Sidley Austin LLP to assist the Board and the Nominating/Corporate Governance Committee in assessing the advantages and disadvantages to reincorporating in certain alternative jurisdictions.  Following a thorough review conducted across seven months, upon the unanimous recommendation of the Nominating/Corporate Governance Committee, the Board determined to pursue the Texas Reincorporation for the reasons described below under “—Reasons for the Texas Reincorporation.”

REASONS FOR THE TEXAS REINCORPORATION

In the course of evaluating the Texas Reincorporation, and in determining to recommend that stockholders approve it, the Board considered the following factors that tended to support the Texas Reincorporation (which factors are not intended to be exhaustive and are not presented in any relative order of importance):

The Texas Reincorporation generally preserves our existing stockholder rights to the extent permissible under Texas law (including opt-outs of certain provisions that would be significant departures from Delaware law), and includes certain improvements in stockholder rights.

The Board has considered stockholder rights under Delaware law and Texas law and believes that the economic and voting rights of stockholders would, on balance, be reasonably comparable as a result of the proposed Texas Reincorporation.  See the section “—Comparison of Stockholder Rights under Delaware and Texas Law” below for the Company’s summary of certain differences between Delaware and Texas law. Where there may appear to be distinctions, the Board concluded that they were generally differences that could be resolved in the Texas Charter and Bylaws or were not material to the Company.  In addition, the Texas Charter and Texas Bylaws have been drafted with an intent to reflect the Delaware Charter and Delaware Bylaws, to the extent permissible under Texas law.  See the section “Certain Differences Between Delaware Charter and Bylaws and Texas Charter and Bylaws” below for the Company’s summary of certain differences between the Delaware Charter and Delaware Bylaws and the Texas Charter and Texas Bylaws.

In furtherance of the Board’s intent to preserve stockholders’ existing rights, the Texas Charter includes provisions that expressly opt out of Section 21.373 (regarding ownership and solicitation thresholds to submit shareholder proposals) and Section 21.552(3) (regarding ownership thresholds to bring derivative lawsuits) of the TBOC.  As a result, the Company will not be subject to, and cannot elect to be subject to, these provisions without an amendment to the Texas Charter, which would require separate shareholder approval.  The Board believes that Sections 21.373 and 21.552(3) not only significantly depart from shareholder rights under Delaware law, but also are inconsistent with shareholder value and preferences.

The proposed Texas Charter and Texas Bylaws include certain improved shareholder rights.  For instance, while the Delaware Charter and Delaware Bylaws do not allow stockholders to call special meetings of stockholders, the proposed Texas Charter provides that holders of 25% of the shares of capital stock that are entitled to vote in the election of directors may call a special meeting of shareholders.  The Board believes that this ownership threshold (rather than the statutory maximum under the TBOC of 50%) is consistent with market practices and our shareholders’ preferences.

Texas’s statutory-based approach to director and officer duties fosters more clarity and predictability for decision-making than Delaware’s judicial approach.

The Board believes that stockholder value is enhanced when directors and officers can make decisions under a clear and predictable legal framework that protects good faith, informed business judgments from unwarranted scrutiny.  Uncertainty about the duties and standards of review applicable to decision-making can have a chilling effect on corporate actions, make the Company less attractive for director and officer talent, and increase the chances of opportunistic litigation that can distract management and generate litigation costs without a meaningful corporate benefit.

After a review of the frameworks under Delaware and Texas law, the Board believes that Texas’s statutory approach creates a more stable and predictable environment for business decisions than Delaware’s judicial approach.  As the competitive and regulatory landscape continues to evolve, the Board believes the additional certainty in corporate decision-making offered by being a Texas corporation can assist the Company’s competitive efficiencies, which can help facilitate the execution of the Company’s strategic plans in the years to come.

Fiduciary duties and standards for reviewing director and officer conduct in Delaware are predominately created and developed by judges through case law.  The Board believes that this approach reduces clarity and predictability for directors and officers making strategic decisions.  Case law is inherently indeterminate because it entails broad, flexible standards that are applied to individual cases in a highly fact-specific way.  While Delaware has an extensive body of corporate case law, the Board does not believe that this eliminates the inherent difficulty and unpredictability of applying cases to corporate

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decision-making.  In addition, case law can rapidly and unpredictably change over time without the transparency and stakeholder participation that would be required for statutory amendments.  In recent years, certain decisions by Delaware courts have been inconsistent with widespread market practice, raising questions among legal scholars and market participants about the predictability of Delaware courts going forward.

In contrast, Texas has adopted a statutory-based approach to director and officer decision-making.  While Texas’s fiduciary duties are similarly created by case law, the TBOC includes a codified business judgment rule that reinforces that directors may exercise their business judgment free from unnecessary judicial intervention, an express ability to consider the long-term and short-term interests of the Company and its shareholders of the corporation, and a limitation on director liability in the absence of fraud, intentional misconduct, an ultra vires act or a knowing violation of law. The Board believes that Texas’s statutory-based approach provides a clearer and more consistent legal framework for reviewing corporate decisions than relying on case law, which will enable the Board to make strategic decisions under a knowable standard that still protects shareholders from intentional misconduct, fraud and other improper acts.  The Board also considered that the use of a specialized business court system in Texas will contribute to the predictable application of these codified doctrines.

The Texas Reincorporation may reduce the potential for opportunistic and frivolous litigation that generates costs without a corresponding corporate benefit.

The Board also considered the increasingly litigious environment in Delaware, which distracts directors and management, generates defense costs, and may deter talented director and officers from joining the Company, without a corresponding benefit to the Company.

The Board believes that the Texas Reincorporation may reduce the potential for opportunistic and frivolous litigation against the Company and its directors and officers.  For one, Texas is more protective than Delaware against opportunistic and frivolous litigation against directors and officers because it provides a clearer and more predictable legal framework for corporate decision-making.  See “—Texas’s statutory-based approach to director and officer duties fosters more clarity and predictability for decision-making than Delaware’s judicial approach” above.  The TBOC also contains provisions that make it more difficult for frivolous derivative litigation to be brought, including a requirement that stockholders make a formal written demand on the corporation prior to bringing a derivative claim and limitations on the use of books and records demands to generate lawsuits.

While the Board believes that reducing the potential for opportunistic and frivolous litigation is in the best interests of the Company and its shareholders, the Board does not believe that imposing a significant ownership requirement to bring derivative claims is consistent with shareholder value or preferences.  Accordingly, the proposed Texas Charter would expressly opt out of Section 21.552(3) of the TBOC, which allows Texas corporations to impose an ownership threshold of up to 5% of outstanding shares to bring derivative lawsuits.

The Company has a more significant operational nexus to Texas than Delaware.

ArcBest and its predecessors have been headquartered in Fort Smith, Arkansas since its origin in the 1920s, and has operated in Texas since at least its 1958 merger with a Texas-based hauling company.  By contrast, the Company’s predecessor incorporated in Delaware in 1966 for purposes of forming a holding company to acquire businesses outside of logistics, which it has since divested.  Fort Smith, located on the Arkansas-Oklahoma border, is approximately three hours by vehicle from the Texas border, and four hours by vehicle from the Dallas-Fort Worth metropolitan area.  The Company has significant operations in Texas, including 17 facilities (more than it has in any other state) and its Dallas distribution center.

By comparison, the Company has no meaningful operational connection to Delaware aside from serving customers in the state. The Company does not operate any service centers or distribution hubs in Delaware.  The Company’s executives and management do not operate in Delaware.  The Company’s predecessor was originally incorporated in Delaware on the recommendation of its bankers in order to facilitate the creation of a conglomerate holding company and avoid regulatory restrictions applicable to the trucking business, which rationales are no longer relevant to the Company.

The Board believes that a closer geographic nexus between its operations and its state of incorporation would benefit the Company and its stockholders because, among other things, it reduces the costs to the Company for directors and officers to attend legal proceedings related to the Company, and it increases the possibility that politicians and judges making decisions about the Company have a better understanding of the effect of such decisions on the Company and its long-term value.

Texas has a business-friendly reputation, and the Texas legislature has demonstrated a willingness to maintain a modern and effective corporate law.

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While Delaware has historically been known for its developed body of case law and modern corporate statute, the Board believes that Texas offers a superior political and economic environment for the Company to be incorporated going forward.  Texas has emerged as a leading jurisdiction for public companies to incorporate after initiatives by the Texas legislature to modernize the TBOC, including amendments that created specialized business courts, increased statutory clarity, and codified key protections for boards and shareholders.  Texas has also built a reputation as one of the most business-friendly states in the country.  As a result, the Board believes that Texas is committed to creating a modern, forward-looking corporate governance regime that provides a superior environment for corporate value creation.

RISKS OF THE TEXAS REINCORPORATION

In the course of evaluating the Texas Reincorporation, and in determining to recommend that stockholders approve it, the Board also considered the following uncertainties, risks, and potentially countervailing factors (which factors are not intended to be exhaustive and are not presented in any relative order of importance):

It is possible that the anticipated benefits of the Texas Reincorporation will not be realized, and it is possible that the Texas Reincorporation will prevent benefits to the Company or stockholders that would have been realized had the Company remained incorporated in Delaware.

Although the Board believes that the Texas Reincorporation is in the best interests of the Company and its stockholders, the Texas Reincorporation may not result in all or any of the expected benefits described above under “—Reasons for the Texas Reincorporation”.

It is also possible that in the future the Company or stockholders will fail to realize benefits that would have been available to them had the Company remained incorporated in Delaware.  For instance, it is possible that the Texas provisions that limit opportunistic or frivolous litigation described above could prevent shareholders from bringing derivative litigation that could result in a recovery by the Company.  Likewise, it is possible that the Texas statutory provisions that expressly permit directors to consider the long-term interests of the Company could permit the Board to decline to take actions that would maximize the short-term stock price.

The Company will lose the benefits of the long track record and expertise of the Delaware corporate law system, and will become subject to a Texas corporate law system that has undergone significant changes in recent years.

The Delaware corporate law system is widely lauded for its expertise and efficiency.  The Delaware Court of Chancery and Supreme Court are highly respected and experienced business courts with an extensive body of case law and highly experienced jurists.  The Delaware court system is recognized for resolving complex disputes efficiently and effectively.  Delaware statutory law is regularly updated by the legislature, which has a long track record of maintaining a stable corporate law that gradually evolves in response to market feedback.

By contrast, the Texas corporate law system has recently undergone significant changes, including statutory enhancements and the creation of the business court system.  Because of this, the Texas corporate law system has a shorter track record than Delaware: there is less relevant case law, and practitioners and jurists have developed less expertise in applying the new statutory provisions and operating in the new business courts.  In the future, the Texas legislature could make amendments to the TBOC that are inconsistent with the reasons for the Texas Reincorporation and not beneficial for our stockholders.  The Texas business court system could fail to operate with the efficiency and effectiveness of the Delaware court system for an extended period of time, if at all.

EFFECTS OF THE TEXAS REINCORPORATION

The Texas Reincorporation will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below.  Following the Texas Reincorporation, we will be governed by the TBOC and Texas case law instead of the DGCL and Delaware case law, and we will be governed by the Texas Charter and the Texas Bylaws. Approval of the Proposal will constitute approval of the Texas Charter and the Texas Bylaws. The Delaware Charter and the Delaware Bylaws will no longer be applicable following completion of the Texas Reincorporation.

The following summaries do not provide a complete description of the differences that may affect stockholders. These summaries are qualified in their entirety by reference to the Delaware Charter and the Delaware Bylaws, the Texas Charter and the Texas Bylaws, the DGCL and the TBOC, and the body of case law in both jurisdictions.

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Certain Differences Between the Delaware Charter and Bylaws and the Texas Charter and Bylaws

The Texas Charter and Texas Bylaws have been drafted with an intent to reflect the Delaware Charter and Delaware Bylaws to the extent the Board deemed appropriate. As summarized below, there are certain differences that may relate to your rights as a stockholder, as well as the corporate governance of the Company, between the Delaware Charter and Delaware Bylaws, on the one hand, and the Texas Charter and Texas Bylaws, on the other hand.

Issue	Delaware Charter and Delaware Bylaws	Texas Charter and Texas Bylaws
Election of Directors

The Delaware Bylaws provide that, at a meeting at which a quorum is present, (i) in an uncontested election (i.e., where the number of nominees does not exceed the number of directors to be elected as of a certain date before the scheduled mailing of the Company’s proxy statement for such meeting), each director shall be elected by a vote of the majority of the votes cast with respect to that director’s election (which means that the number of shares voted “for” a nominee’s election exceeds the number of shares voted “against” that nominee’s election) and (ii) in an election that is not an uncontested election, the directors shall be elected by a plurality of the votes cast.

The Texas Bylaws provide that, at a meeting at which a quorum is present, (i) in an uncontested election (i.e., where the number of nominees does not exceed the number of directors to be elected as of a certain date before the scheduled mailing of the Company’s proxy statement for such meeting), each director shall be elected by a vote of the majority of the votes cast with respect to that director’s election (which means that the number of shares voted “for” a nominee’s election exceeds the number of shares voted “against” that nominee’s election) and (ii) in an election that is not an uncontested election, the directors shall be elected by a plurality of the votes cast.

Default Voting Standard and Quorum

The Delaware Bylaws provide that, when a quorum is present at any meeting, all questions or matters submitted to the stockholders shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote, except as otherwise provided by the Delaware Charter, Delaware Bylaws, or DGCL.

The Delaware Bylaws provide that a majority of the outstanding shares entitled to vote constitutes a quorum.

The Texas Bylaws provide that, when a quorum is present at any meeting, all questions or matters submitted to the shareholders shall be decided by the affirmative vote of the holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter, except as otherwise provided by the Texas Charter, the Texas Bylaws, or the TBOC.

The Texas Bylaws provide that a majority of the outstanding shares entitled to vote constitutes a quorum.

Stockholder Vote for Fundamental Business Transactions and Charter Amendments

The Delaware Charter provides that the affirmative vote of the holders of not less than a majority of the outstanding voting stock of the Company shall be required for the approval or authorization of any (i) merger or consolidation of the Company with or into any other corporation, (ii) sale, lease, exchange or other disposition of all or substantially all of the assets of the Company to or with any other corporation, person or other entity, (iii) dissolution of the Company, and (iv) amendments to the Delaware Charter.

The Texas Charter provides that the affirmative vote of the holders of not less than a majority of the outstanding voting stock of the Company shall be required for the approval or authorization of any (i) merger; (ii) exchange; (iii) conversion; (iv) a sale of all or substantially all of the Company’s assets that is not made in the usual and regular course of the Company’s business, (v) amendments to the Texas Charter, and (vi) any other “fundamental action” or “fundamental business transaction” as defined in the TBOC.

Action by Written Consent	The Delaware Charter prohibits stockholder action by written consent in lieu of a meeting.	The Texas Charter permits shareholder action by unanimous written consent in lieu

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Issue	Delaware Charter and Delaware Bylaws	Texas Charter and Texas Bylaws
of a meeting, as is provided under the TBOC.
Authority to Call a Special Stockholder Meeting

The Delaware Bylaws provide that special stockholder meetings may be called by the Chairman of the Board, the Board pursuant to a resolution adopted by a majority of the total number of authorized directors, or the President. Stockholders do not have the authority to call a special stockholder meeting.

The Texas Charter provides that special shareholder meetings may be called by the Chairman of the Board, the Board pursuant to a resolution adopted by a majority of the total number of directors then in office, the President, or by the Secretary upon the proper written request of the holders of 25% of the shares of capital stock that are entitled to vote in the election of directors.  The Texas Bylaws include certain procedural mechanics that must be followed by shareholders to request the calling of a special meeting, including requesting that the Board first fix a record date for determining the shareholders entitled to request a meeting to be called.

Notice to Stockholders

The Delaware Bylaws provide that written notice of every meeting of stockholders shall be delivered to each stockholder by personal delivery or by mail or by electronic communication not less than 10 nor more than 60 days before the meeting.

The DGCL permits corporations to deliver a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. The DGCL further provides that any stockholder who fails to object within 60 days of having been given written notice by the Company of the intention to send the single notice shall be deemed to have consented to receiving such single notice.

The Texas Bylaws provide that written notice of every meeting of shareholders shall be delivered to each shareholder by personal delivery or by mail, or by electronic communication to the extent permitted by the TBOC, not less than 10 nor more than 60 days before the meeting.

Additionally, under the TBOC, corporations are not allowed to deliver a single notice to multiple shareholders at the same address, nor are corporations allowed to send notices to shareholders electronically without the affirmative consent of the shareholder, so the right of the Company to deliver notice is limited by the TBOC.

Board Vacancies

The Delaware Bylaws provide that vacancies on the Board may be filled exclusively by the affirmative vote of a majority of the remaining directors then in office, and each director so elected shall hold office for the unexpired portion of the term and until such director’s successor is elected.

The Texas Bylaws provide that vacancies on the Board, including vacancies created by an increase in the number of directors, may be filled by election at an annual or special meeting of shareholders called for that purpose or by the affirmative vote of a majority of the remaining directors then in office.  Each director so elected shall hold office for the unexpired portion of the term of the director whose seat was vacated (or until the next annual meeting of shareholders, in the case of a director elected to a vacancy created by an increase in the number of directors) and until such director’s successor is elected.

As required by the TBOC, the Board may not fill more than two vacancies caused by an increase in the number of directors

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Issue	Delaware Charter and Delaware Bylaws	Texas Charter and Texas Bylaws
between any two successive annual meetings of shareholders.
Indemnification

The Delaware Charter provides that the Company shall indemnify any persons who are or were made a party or threatened to be made a party to or otherwise involved in any action, suit or proceeding by reason of the fact that such person, or a person for whom he or she is the legal representative, is or was serving at the request of the Company as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent authorized by the DGCL as it exists or may be amended from time to time, except for certain proceedings initiated by such persons.

The Delaware Bylaws provide that the Company shall indemnify any persons who are or were made a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director, officer, employee or agent of the Company, or that such person is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, provided that he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

See “—Comparison of Stockholder Rights under Delaware and Texas Law—Indemnification of Directors and Officers,” “—Procedure for Indemnification” and “—Mandatory Indemnification” below.

The Texas Charter provides that the Company shall indemnify any persons who are or were made a party or threatened to be made a party to or otherwise involved in any action, suit or proceeding by reason of the fact that such person, or a person for whom he or she is the legal representative, is or was serving at the request of the Company as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent authorized by the TBOC as it exists or may be amended from time to time, except for certain proceedings initiated by such persons.

The Texas Bylaws provide that the Company shall indemnify any persons who are or were made a party or threatened to be made a party to or otherwise involved in any action, suit or proceeding by reason of the fact of such person’s service as a director, officer, employee or agent, or that such person is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, provided that he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

See “—Comparison of Shareholder Rights under Delaware and Texas Law—Indemnification of Directors and Officers,” “—Procedure for Indemnification” and “—Mandatory Indemnification” below.

Advancement of Expenses

The Delaware Charter and Delaware Bylaws provide that the right to indemnification conferred in the Delaware Charter and Delaware Bylaws, respectively, will include the right to be paid by the Company expenses incurred in defending any such proceeding in advance of its final disposition upon the Company’s receipt of an undertaking by the person to repay such amounts if it is ultimately determined that the person is not entitled to indemnification.

The Texas Charter and Bylaws provide that the right to indemnification conferred in the Texas Charter and Texas Bylaws, respectively, will include the right to be paid by the Company expenses incurred in defending any such proceeding in advance of its final disposition upon the Company’s receipt from such indemnified person of a written undertaking to repay any expenses advanced if such person is ultimately not entitled to indemnification.

Stock Ownership Requirements for	The Delaware Charter and Delaware Bylaws do not require a stockholder or	Under the TBOC, “nationally listed corporations” (as defined in the TBOC and

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Issue	Delaware Charter and Delaware Bylaws	Texas Charter and Texas Bylaws
Stockholder Proposals	stockholders to hold a minimum number of shares of the Company to submit a proposal on a matter to the stockholders of the Company for approval at a stockholder meeting.

described below) are permitted to impose stock ownership requirements on shareholders to be eligible to submit a proposal on a matter (other than director nominations and procedural resolutions ancillary to the conduct of a shareholder meeting) to the shareholders of such corporation for approval at a shareholder meeting and comply with certain solicitation requirements.

The Texas Charter opts out of such impositions and do not require a shareholder or shareholders to hold a minimum number of shares of the Company to submit a proposal on a matter to the shareholders of the Company for approval at a shareholder meeting (other than the ownership in record name of one share of common stock).

Stock Ownership Requirement for Derivative Suits	The Delaware Charter and Delaware Bylaws do not provide for a minimum stock ownership requirement with respect to the right to institute or maintain a derivative suit.

Under the TBOC, corporations are permitted to impose a minimum stock ownership threshold for shareholders to institute or maintain a derivative suit.

The Texas Charter opts out of such imposition and do not require a minimum stock ownership threshold for shareholders to institute or maintain a derivative suit.

Advance Notice of Shareholder Nominations and Shareholder Proposals

The Delaware Bylaws provide that nominations may be made at a stockholder meeting and business may be submitted at a meeting (other than pursuant to Rule 14a-8 under the Exchange Act) only by stockholders who comply with certain notice and procedural requirements, including that notice of such nominations or proposals must be submitted not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting, and such notice must include certain information about the stockholder, its associated persons, its proposed nominees, and its proposed business.

The Texas Bylaws provide that nominations may be made at a shareholder meeting and business may be submitted at a meeting (other than pursuant to Rule 14a-8 under the Exchange Act) only by shareholders who comply with certain notice and procedural requirements, including that notice of such nominations or proposals must be submitted not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting, and such notice must include certain information about the shareholder, its associated persons, its proposed nominees, and its proposed business.

Proxy Access

The Delaware Bylaws allow a stockholder or group of stockholders who have held at least three percent of the Company’s common stock for three years may nominate directors for inclusion in the Company’s proxy statement so long as they comply with certain notice and procedural requirements.

The Texas Bylaws allow a shareholder or group of shareholders who have held at least three percent of the Company’s common stock for three years may nominate directors for inclusion in the Company’s proxy statement so long as they comply with certain notice and procedural requirements.

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Issue	Delaware Charter and Delaware Bylaws	Texas Charter and Texas Bylaws
Exclusive Forum and Jury Trials

The Delaware Bylaws provide that the exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or the Delaware Charter or Delaware Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim against the Company or any director or officer or other employee of the Company governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware or, if the Court of Chancery does not have jurisdiction, a state court located within the State of Delaware or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware.

Neither the Delaware Charter nor the Delaware Bylaws includes a mandatory waiver of the right to a jury trial.

The Texas Charter provides that the exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director or officer or other employee of the Corporation to the Corporation or the Corporation’s shareholders including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (c) any action asserting a claim against the Corporation or any current or former director or officer or other employee of the Corporation arising pursuant to any provision of the TBOC or this Certificate of Formation or the Bylaws (in each case, as they may be amended from time to time), (d) any action asserting a claim related to or involving the Corporation that is governed by the internal affairs doctrine, or (e) any action asserting an ”internal entity claim” as that term is defined in Section 2.115 of the TBOC shall be in the First Business Court Division of the State of Texas (provided that if such court determines that it lacks jurisdiction, the United States District Court for the Northern District of Texas or, if such court lacks jurisdiction, the state district court of Texas located in Tarrant County).

The Texas Charter includes a mandatory waiver of the right to a jury trial.

Duration of Proxies	Under the Delaware Bylaws, proxies are valid for three years from their respective dates of execution, unless the proxy provides for a longer period.	Consistent with the TBOC, the Texas Bylaws provide that proxies are valid for eleven months from their respective dates of execution, unless the proxy provides for a longer period.

Comparison of Stockholder Rights under Delaware and Texas Law

The statutory corporate laws of Texas, as governed by the TBOC, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may relate to your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of certain legal considerations relating to the current rights of stockholders of a Delaware corporation and the rights of shareholders of a Texas corporation and the corporate governance of a company in Delaware and in Texas. Certain differences in the legal considerations described below may not affect you in light of the Company’s decision to include certain optional provisions in the Texas Charter and the Texas Bylaws, as permitted by the TBOC.

Issue	Delaware	Texas

Fiduciary Duties	In Delaware, fiduciary duties are generally developed by case law. In general, directors and officers are subject to the fiduciary duties of care and loyalty (which further include the	In Texas, fiduciary duties are generally developed by case law. Directors and officers owe fiduciary duties of loyalty, care, and obedience

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Issue	Delaware	Texas

duties of good faith, oversight, and disclosure).

The duty of care requires directors not to act with gross negligence, including, depending on the facts and circumstances, by being well-informed and gathering and considering reasonably available relevant information.

The duty of loyalty requires directors to act in good faith and under the belief that their actions will be best for the corporation and its stockholders.

Directors are “fully protected” if they rely in good faith upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation’s officers or employees, or committees of the board of directors, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

(i.e., duty to follow the law) to the corporation.

Directors and officers may rely on information, opinions, reports, or statements, including financial statements and other financial data, prepared or presented by an officer or employee of the corporation, legal counsel, a certified public accountant, an investment banker, a person who the director or officer reasonably believes possesses professional expertise in the matter, or a committee of the corporation on which the director or officer does not serve.

Business Judgment Rule

Under Delaware law, directors and officers are generally protected by the business judgment rule, which is a presumption that in making a business decision the directors of a corporation acted on an informed basis, in good faith and in the honest belief that the action taken was in the best interests of the company. Under the business judgment rule, a court will generally not second-guess directors’ decisions unless the business judgment rule’s presumptions have been rebutted for the challenged decision. If the business judgment rule’s presumptions have been rebutted, directors will not be personally liable absent a finding of non-exculpated fiduciary misconduct. Personal liability for directors for breach of the duty of care cannot occur unless (i) the director acted with gross negligence and (ii) the certificate of incorporation lacks an applicable exculpation provision. The Delaware Charter has an exculpation provision which forecloses personal liability for monetary damages for breach of the duty of care as a director or officer.

Under the TBOC, directors and officers are generally protected by the business judgment rule, which protects directors and officers from liability for decisions that may be considered negligent or unwise if made in good faith and within their discretion in furtherance of the corporation’s interests. Texas courts have typically not imposed liability on disinterested directors unless the conduct involves fraud or an ultra vires act, although Texas case law is not clear as to whether “gross negligence” will support a breach of the duty of loyalty and therefore impose liability. In addition, the Texas Charter has an exculpation provision which forecloses personal liability for monetary damages for breach of the duty of care as a director or officer.

For a corporation listed on a national securities exchange or that has elected in its governing documents to be governed by Section 21.419 of the TBOC (in either case, a “21.419 Corporation”), the TBOC codifies the business judgment rule and

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Delaware courts apply enhanced scrutiny in certain scenarios involving the adoption of defensive measures, certain change of control transactions, and certain scenarios involving interference with stockholders’ voting rights. If enhanced scrutiny applies, the court generally reviews directors’ actions for reasonableness. Delaware courts apply the most stringent entire fairness standard of review where either (i) a majority of directors who made the challenged decision were interested or lacked independence from an interested party or (ii) certain transactions involving a conflicted controlling stockholder. However, the DGCL provides that if a statutory safe harbor applies, the act or transaction cannot be the subject of equitable relief or give rise to an award of money damages against directors, officers, or controlling stockholders.

establishes a presumption that directors and officers, in deciding upon matters of business, act in good faith, on an informed basis, in furtherance of the interests of the corporation, and in obedience to the law and the corporation’s governing law. For 21.419 Corporations, the TBOC designates the business judgment rule as the governing standard for director and officer liability, including transactions with controlling shareholders.

Interested Party Transaction Approvals

Section 144 of the DGCL provides safe harbor procedures for acts or transactions in which one or more directors or officers as well as controlling stockholders and members of control groups have interests or relationships that might render them interested or not independent with respect to the act or transaction. If one of the statutory safe harbors applies, the act or transaction at issue may not be the subject of equitable relief or give rise to an award of damages against a director or officer. Section 144 of the DGCL provides that certain acts or transactions involving interested directors or officers will be protected if the act or transaction is (i) approved or recommended by a majority of the disinterested directors, either serving on the board of directors or a committee of the board of directors, acting in good faith, without gross negligence and with knowledge as to the material facts, (ii) approved or ratified by an informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders entitled to vote thereon, or (iii) fair to the corporation and its stockholders. If a majority of the directors are not disinterested directors with respect to the act or transaction, any such disinterested director approval or recommendation must be

The TBOC provides that an otherwise valid and enforceable contract or transaction between a corporation and (i) one or more directors or officers of the corporation, or one or more affiliates or associates thereof, or (ii) an entity or other organization in which one or more directors or officers of the corporation, or one or more affiliates or associates thereof, is a “managerial official” or has a financial interest, is valid and enforceable, and is not void or voidable, notwithstanding such relationship or interest if any one of the following conditions is satisfied: (a) the material facts as to the applicable relationship or interest and as to the contract or transaction are disclosed to or known by: (1) the corporation’s board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the contract or transaction by the approval of the majority of the disinterested directors or committee members, regardless of whether the disinterested directors or committee members constitute a quorum, or (2) the shareholders entitled to vote on the authorization of the contract or transaction, and the contract or transaction is specifically approved in good faith by a vote of the shareholders, or (b) the contract or transaction is fair to the corporation

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provided through a disinterested director committee that consists of two or more directors. The DGCL provides statutory definitions of what parties constitute a controlling stockholder or control group and safe harbor procedures that can be followed to insulate from challenge specified acts or transactions from which a controlling stockholder or control group receives a unique benefit.

A controlling stockholder transaction that does not constitute a “going private transaction” may be entitled to the statutory safe harbor protection if it is (i) approved or recommended by a majority of the directors serving on a fully empowered committee of disinterested directors acting in good faith, without gross negligence and with knowledge of the material facts, (ii) approved or ratified by the informed and uncoerced vote of a majority of the votes cast by the disinterested stockholders entitled to vote thereon and is conditioned on such approval or ratification at or prior to the time it is submitted to stockholders, or (iii) fair to the corporation and its stockholders. A controlling stockholder transaction that constitutes a “going private transaction” may be entitled to the statutory safe harbor protection if items (i) and (ii) of the foregoing sentence are both obtained or the act or transaction is fair to the corporation and its stockholders. The DGCL provides criteria for determining the independence and disinterestedness of directors and stockholders and provides for a rebuttable presumption of independence where directors satisfy exchange rules for independence.

when the contract or transaction is authorized, approved, or ratified by the board of directors, a committee of the board of directors, or the shareholders.

The TBOC differs from the DGCL’s interested party transaction statute in that it expressly provides that if at least one of the above conditions is satisfied, neither the 21.419 Corporation nor any of the 21.419 Corporation’s shareholders will have a cause of action against any of the 21.419 Corporation’s directors or officers for breach of duty with respect to the making, authorization, or performance of the contract or transaction because the person had an applicable relationship or interest, unless the cause of action is permitted by Section 21.419 of the TBOC.

Increasing or Decreasing Authorized Capital Stock, Including Number of Unissued Shares of a Series of Preferred Stock

Under the DGCL, except as provided below, the board cannot increase or decrease the amount of authorized capital stock without stockholder approval unless the increase in the number of authorized shares is in connection with a forward stock split, in which case the number of authorized shares can be increased up to an amount proportionate to the subdivision without stockholder approval, provided that the corporation only has one class of stock outstanding

Under the TBOC, once stock has been issued, the board cannot unilaterally increase or decrease the amount of authorized capital stock without shareholder approval unless (i) the increase in the number of authorized shares is in connection with a forward stock split, in which case the number of authorized shares can be increased to an amount proportionate to the same multiple by which the number of issued shares is subdivided as a result of the forward stock split without

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and such class is not divided into series (unless stockholder approval is expressly required by the certificate of incorporation). See “Comparison of Stockholder Rights under Delaware and Texas Law—Charter Amendments” below.

Unless otherwise provided in any certificate of designations designating any series of preferred stock, the number of shares of stock of any such series may be increased (but not above the total number of authorized shares of the class) or decreased (but not below the number of shares thereof then outstanding) by resolution of the board of directors upon the filing of a certificate of increase or decrease with the Delaware Secretary of State. Unless otherwise provided in the certificate of incorporation, when no shares of any such series of preferred stock are outstanding, either because none were issued or because no issued shares of any series remain outstanding, the board of directors may eliminate such series of preferred stock by resolution of the board of directors upon the filing of a certificate with the Delaware Secretary of State.

shareholder approval, or (ii) the decrease is in connection with a reverse stock split primarily for the purpose of maintaining the listing eligibility of the class of shares on any applicable national securities exchange, in which case the number of authorized shares can be decreased to an amount proportionate to the same multiple by which the number of issued shares is combined as a result of the reverse stock split without shareholder approval, provided in both cases that the corporation only has one class of stock outstanding and such class is not divided into series (unless shareholder approval is expressly required by the certificate of formation).

With respect to a series of shares of preferred stock established by the board of directors if authorized by the corporation’s certificate of formation (and subject thereto), unless the certificate of formation expressly restricts the board of directors from increasing or decreasing the number of unissued shares of a series to be established by the board of directors, the board of directors may increase or decrease the number of shares in each series to be established, except that the board of directors may not decrease the number of shares in a particular series to a number that is less than the number of shares in that series that are issued at the time of the decrease.

Number of Directors

Under the DGCL, the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors. If the certificate of incorporation fixes the number of directors, then a change in the number of directors shall be made only by amendment of the certificate of incorporation.

Under the TBOC, the number of directors shall be set by, or in the manner provided by, the certificate of formation or bylaws, except that the number of directors on the initial board of directors must be set by the certificate of formation.

The number of directors may be increased or decreased by amendment to, or as provided by, the certificate of formation or bylaws.

If the certificate of formation or bylaws do not set the number constituting the board of directors or provide for the manner in which the number of directors must be determined, the number of directors is the same as the number constituting the initial board of

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directors as set by the certificate of formation.
Procedures for Filling Vacant Directorships

Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws: (i) vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director; and (ii) whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

In the case of a Delaware corporation the directors of which are divided into classes, all directors chosen under (i) or (ii) of the above shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors shall be elected and qualified.

Under the TBOC, except as provided below with respect to class voting, vacancies may be filled by the affirmative vote of the majority of the remaining directors, even if less than a quorum, or by election at an annual or special meeting of shareholders called for that purpose.

The term of a director elected to fill a vacancy occurring in the board of directors is the unexpired term of the director’s predecessor in office.

Except as provided below with respect to class voting, a directorship to be filled because of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders. The board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.

Unless otherwise authorized by a corporation’s certificate of formation, a vacancy or a newly created vacancy in a director position that the certificate of formation entitles the holders of a class or series of shares or group of classes or series of shares to elect may be filled only: (i) by the affirmative vote of the majority of the directors then in office elected by the class, series, or group; (ii) by the sole remaining director elected in that manner; or (iii) by the affirmative vote of the holders of the outstanding shares of the class, series, or group.

Committees

Under the DGCL, the board of directors may, by resolution, designate one or more committees, each consisting of one or more directors. The board may also designate one or more director(s) as alternate committee members who can replace any absent or disqualified member. The board can authorize any committee to have and to exercise all the powers and authority of the board in the management of the business, but no committee of a corporation formed before July 1, 1996 (such as the Company) may have power or

Under the TBOC, the board of directors may designate committees composed of one or more directors if authorized by the certificate of formation or the bylaws of the corporation. Once appointed, a committee has the full authority of the board of directors, though such authority may be limited by the resolution that created the committee, the certificate of formation, the bylaws, or the TBOC. A committee cannot (i) amend the certificate of formation, except to establish a series of shares,

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authority with respect to: (i) amending the certificate of incorporation (except with respect to certificates of designations, to the extent authorized therein); (ii) adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation’s property and assets or recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution; (iii) amending the bylaws of the corporation; or (iv) unless the resolution, bylaws or certificate of incorporation expressly provides, declaring a dividend, authorizing the issuance of stock or adopting a certificate of ownership and merger.

change the number of shares in a series, or eliminate a series of shares; (ii) propose a reduction of stated capital; (iii) approve a plan of merger, share exchange, or conversion; (iv) recommend to the shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation not made in the ordinary course of business; (v) recommend to the shareholders a voluntary winding up and termination or revocation of such action; (vi) amend, adopt, or repeal bylaws; (vii) fill board vacancies; (viii) fill committee vacancies or designate alternate committee members; (ix) fill vacancies due to an increase in the number of directors; (x) elect or remove officers or committee members; (xi) set committee member compensation; or (xii) alter or repeal a board resolution that states that the board resolution cannot be amended or repealed by a committee.

The board of directors of a 21.419 Corporation may adopt resolutions that authorize the formation of a committee of independent and disinterested directors to review and approve transactions, whether or not contemplated at the time of the committee’s formation or a petition under Section 21.4161 of the TBOC, involving the 21.419 Corporation or any of its subsidiaries and a controlling shareholder, director, or officer.

Special Meetings of the Stockholders

Under the DGCL, the board of directors, or any other one or more persons authorized in the certificate of incorporation or bylaws, may call a special meeting. Stockholders do not have a statutory right to call a special meeting, but the certificate of incorporation or bylaws for the corporation may provide for such right. Neither the Delaware Charter nor the Delaware Bylaws vests stockholders with the right to call special meetings.

Under the TBOC, special meetings of the shareholders of a corporation may be called by: (i) the president, the board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation; or (ii) the holders of the percentage of shares specified in the certificate of formation, not to exceed 50% of the shares entitled to vote or, if no percentage is specified, at least 10% of all of the shares of the corporation entitled to vote at the proposed special meeting.

As described above, the Texas Charter provides that special meetings of shareholders shall be called by the Secretary upon the proper written request of the holders of 25% of the

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shares of capital stock that are entitled to vote in the election of directors, subject to compliance with the procedural requirements set forth in the Texas Bylaws.
Adjournment of Stockholder Meetings

Under the DGCL, unless the bylaws provide otherwise, a meeting of stockholders may be adjourned to another time or place without notice if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are: (i) announced at the meeting at which the adjournment is taken; (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication; or (iii) set forth in the notice of meeting.

Under the DGCL, if a meeting of stockholders is adjourned for more than 30 days, or if after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting, or each stockholder of record entitled to vote at the adjourned meeting as of the new record date set for notice of the adjourned meeting, respectively.

At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

Under the TBOC, unless the certificate of formation or bylaws provide otherwise, a meeting of shareholders may be adjourned due to lack of quorum until the time and to the place as may be determined by a vote of the holders of the majority of the shares who are present or represented by proxy at the meeting.

The TBOC does not have a specific provision on the notice for an adjourned meeting or the business that may be transacted at an adjourned meeting.

Generally, under the TBOC, the only business that may be conducted at a special meeting of the shareholders is business that is within the purpose or purposes described in the notice.

Voting by Proxy

Under the DGCL, a stockholder may authorize another person or persons to act for such stockholder by proxy. A proxy is valid for three years from its date unless a longer period is provided in the proxy.

Under the TBOC, a shareholder may authorize another person or persons to act for such shareholder by proxy. A proxy is valid for eleven months from its date of execution unless a longer period is provided in the proxy.

Quorum and Required Vote

Under the DGCL, the certificate of incorporation or bylaws of a Delaware corporation may specify the number of shares and/or the amount of other securities having voting power, the holders of which must be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for,

Under the TBOC, subject to the following sentence, the holders of the majority of the shares entitled to vote at a meeting of the shareholders of a Texas corporation that are present or represented by proxy at the meeting are a quorum for the consideration of a matter to be presented at that meeting. The certificate of formation of a

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the transaction of any business, but in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than one-third of the shares of such class or series or classes or series.

In the absence of such specification in the certificate of incorporation or bylaws of the corporation: (i) a majority in voting power of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders; (ii) in all matters other than the election of directors, the affirmative vote of the majority in voting power of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (iii) directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors; and (iv) where a separate vote by a class or series or classes or series is required, a majority in voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series.

A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.

corporation may provide that a quorum is present only if: (i) the holders of a specified portion of the shares that is greater than the majority of the shares entitled to vote are represented at the meeting in person or by proxy; or (ii) the holders of a specified portion of the shares that is less than the majority but not less than one-third of the shares entitled to vote are represented at the meeting in person or by proxy.

The certificate of formation or bylaws of a corporation may provide that a director of a corporation shall be elected only if the director receives: (i) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors; (ii) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors and represented in person or by proxy at a meeting of shareholders at which a quorum is present; or (iii) the vote of the holders of a specified portion, but not less than the majority, of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present. If no standard is specified, directors of a corporation shall be elected by a plurality of the votes cast.

Subject to the following sentence, with respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the affirmative vote of the holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting of a corporation at which a quorum is present is the act of the shareholders. With respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the certificate of formation or bylaws of a corporation may provide that the act of the shareholders of the corporation is: (i) the affirmative vote of the holders of

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a specified portion, but not less than the majority, of the shares entitled to vote on that matter; (ii) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter and represented in person or by proxy at a shareholders’ meeting at which a quorum is present; (iii) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for or against, the matter at a shareholders’ meeting at which a quorum is present; or (iv) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting at which a quorum is present.

Stockholder Vote for Fundamental Business Transactions

Under the DGCL, a majority in voting power of the outstanding stock of the corporation entitled to vote thereon generally must approve fundamental changes, such as: (i) certain mergers or consolidations; (ii) a sale, lease, or exchange of all or substantially all of the corporation’s assets (provided that no stockholder authorization or consent is required (a) to mortgage or pledge the corporation’s property and assets unless the certificate of incorporation so requires or (b) where the property or assets in the sale, lease or exchange is collateral that secures a mortgage or is pledged to a secured party and certain additional conditions are met); (iii) dissolution; (iv) conversion of a domestic corporation to other entities; and (v) transfer, domestication or continuance of a domestic corporation to a foreign jurisdiction. The certificate of incorporation may contain provisions requiring for any corporate action the vote of a larger portion of the stock or of any class or series thereof than is required by the DGCL.

There is no specific quantity or percentage that definitively governs whether a given portion of assets to be sold constitutes substantially all of assets. Instead, the inquiry hinges on a fact-intensive evaluation of whether the assets to be sold are quantitatively and

Under the TBOC, unless otherwise provided for in the TBOC or the certificate of formation of a corporation, shareholders holding at least two-thirds of the outstanding shares entitled to vote on the matter must typically approve fundamental business transactions such as: (i) a merger; (ii) an exchange; (iii) a conversion; or (iv) a sale of all or substantially all of the corporation’s assets that is not made in the usual and regular course of the corporation’s business. No approval is required, however, for a sale of assets made in the usual and regular course of the corporation’s business. Under the TBOC, even the transfer of substantially all of a corporation’s assets is deemed not to require shareholder approval if the corporation continues directly or indirectly to engage in one or more businesses.

The certificate of formation can provide for a different threshold of approval for fundamental business transactions, but not less than a majority of the shares entitled to vote.

Except as otherwise provided by the TBOC, if a class or series of shares is entitled to vote as a class or series on a fundamental business transaction, the affirmative vote of the holders of at least two-thirds of the outstanding

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qualitatively vital to the business of the corporation.

shares in each such class or series of shares entitled to vote on the transaction as a class or series is also required to approve the fundamental business transaction, unless a different threshold, not less than a majority, is specified in the certificate of formation. Shares entitled to vote as a class or series are only entitled to vote as a class or series on the fundamental business transaction unless that class or series is otherwise entitled to vote on each matter submitted to the shareholders generally or is otherwise entitled to vote under the certificate of formation.

The TBOC allows a corporation to provide in its certificate of formation that all shares vote as a single class for the purpose of approving any matter, even in transactions that would otherwise require approval by separate class vote.

Business Combinations Statute

Under the DGCL, unless a Delaware corporation’s certificate of incorporation or bylaws (original, or approved by stockholders) provide otherwise, Delaware corporations that have a class of voting stock listed on a national securities exchange or held of record by 2,000 or more persons are prohibited from entering into any “business combination” with any “interested stockholder” for a period of three years following the time that such stockholder became an interested stockholder. The DGCL generally defines a “business combination” as (i) certain mergers and consolidations; (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets or the outstanding stock of a company; (iii) certain transactions that would result in the issuance or transfer of stock of the corporation to an interested stockholder; (iv) certain transactions that have the effect, directly or indirectly, of increasing the proportionate share of stock of the corporation which is owned by the interested stockholder, subject to exceptions; and (v) any receipt by the interested stockholder of the benefit, directly or indirectly, of any loans,

Under the TBOC, a Texas “issuing public corporation” is generally prohibited from, directly or indirectly, entering into (i) mergers, share exchanges or conversions with an affiliated shareholder or other entity that after such transaction would be an affiliate or associate of an affiliated shareholder, and certain other entities, (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of (a) the aggregate market value of the consolidated assets of such corporation, (b) the aggregate market value of the outstanding voting stock of such corporation or (c) the earning power or net income of such corporation on a consolidated basis, (iii) certain transactions that would result in the issuance or transfer of shares of such corporation to an affiliated shareholder or an affiliate or associate, (iv) liquidation or dissolution plans or proposals with an affiliated shareholder or an associate or an affiliate of an associate of an affiliated shareholder, (v) certain transactions, including reclassifications of securities or other share distributions or recapitalizations, that have the effect, directly or indirectly, of increasing the proportionate ownership percentage of

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advances, guarantees, pledges or other financial benefits provided by or through the corporation, subject to certain exceptions.

“Interested stockholder” is generally defined as a person (including the affiliates and associates of such person) that is directly or indirectly a beneficial owner of 15% or more of the outstanding voting stock of a Delaware corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period before the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person, in each case subject to certain exceptions.

The DGCL provides an exception to this prohibition if: (i) the corporation’s board of directors approved either the business combination or the transaction in which the interested stockholder became an interested stockholder prior to the date the interested stockholder became an interested stockholder; (ii) the interested stockholder acquired at least 85% of the voting stock of that company (excluding shares owned by persons who are directors and also officers, and employee stock plans in which participants do not have the right to determine whether shares will be tendered in a tender or exchange offer) in the transaction in which it became an interested stockholder; or (iii) the business combination is approved by the board of directors and the affirmative vote of at least two-thirds of the votes entitled to be cast by disinterested stockholders at an annual or special meeting (and not by written consent).

A corporation may expressly elect in its certificate of incorporation to not be governed by this statute.

the outstanding shares of a class or series of voting shares or securities convertible into voting shares of the issuing public corporation that is beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder, except as a result of immaterial changes due to fractional share adjustments or (vi) loans, advances, guarantees, pledges, or other financial assistance or a tax credit or other tax advantages the recipient of which is an affiliated shareholder or an affiliate or associate of an affiliated shareholder, in each case, with an “affiliated shareholder” or any affiliate or associate of the “affiliated shareholder” for a period of three years after the date the shareholder obtained “affiliated shareholder” status.

“Affiliated shareholder” is generally broadly defined as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the outstanding voting stock of an issuing public corporation.

“Issuing public corporation” means a Texas corporation that has: (i) 100 or more shareholders of record as shown by the share transfer records of the corporation; (ii) a class or series of the corporation’s voting shares registered under the Exchange Act, as amended; or (iii) a class or series of the corporation’s voting shares qualified for trading on a national securities exchange.

The TBOC provides an exception to this prohibition if: (i) the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated shareholder; or (ii) the holders of at least two-thirds of the outstanding voting shares not beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder approve the transaction at a meeting held no earlier than six months after the shareholder acquires such ownership.

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The TBOC expressly provides that the foregoing shareholder approval may not be by written consent. A corporation may expressly elect in its certificate of formation to not be governed by this statute.
Charter Amendments

Under the DGCL, subject to limited exceptions, an amendment to the certificate of incorporation must be approved by (i) the board of directors and (ii) the holders of a majority of a Delaware corporation’s outstanding stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number. Whether or not entitled to vote by the certificate of incorporation, the holders of the outstanding shares of a class are entitled to vote as a class on a proposed amendment, if the amendment would (i) increase or decrease the aggregate number of authorized shares of such class; (ii) increase or decrease the par value of the shares of such class; or (iii) alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely. However, the DGCL permits corporations to provide in their certificate of incorporation that no separate class vote(s) shall be required to increase or decrease the aggregate number of authorized shares of such class, in which case a share increase/decrease amendment would instead be approved by the holders of all outstanding shares, voting together as a single class.

In addition, unless otherwise expressly required by the certificate of incorporation: (i) no meeting or vote of stockholders is required to adopt an amendment that reclassifies by subdividing the issued shares of a class of stock into a greater number of issued shares of the same class of stock (and, in connection therewith, such amendment may increase the number of authorized shares of such class of stock up to an amount proportionate to the subdivision), provided the corporation has only one class of stock outstanding and such class is not divided into series; and (ii) an amendment to increase or decrease

Under the TBOC, subject to limited exceptions, an amendment to the certificate of formation requires the approval of (i) the board of directors and (ii) the holders of at least two-thirds of the outstanding shares of the Texas corporation entitled to vote thereon, unless a different threshold, not less than a majority, is specified in the certificate of formation.

If a class or series of shares is entitled to vote as a class or series on an amendment to the certificate of formation, the affirmative vote of the holders of at least two-thirds (unless a different threshold, not less than a majority, is specified in the certificate of formation) of the outstanding shares in each such class or series of shares entitled to vote on the amendment as a class or series is also required to approve an amendment to the certificate of formation, although the TBOC allows corporations to provide in their certificate of formation that all shares vote as a single class for such an amendment. In addition, the TBOC allows corporations to provide in their certificate of formation that no separate class vote(s) shall be required to increase or decrease the aggregate number of authorized shares of a class, in which case a share increase/decrease amendment would instead be approved by the holders of a majority of all outstanding shares entitled to vote thereon, voting together as a single class.

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Issue	Delaware	Texas

the authorized number of shares of a class of capital stock or an amendment to reclassify by combining the issued shares of a class of capital stock into a lesser number of issued shares of the same class of stock may be made and effected, without obtaining the vote or votes of stockholders otherwise required if: (a) the shares of such class are listed on a national securities exchange immediately before such amendment becomes effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after such amendment becomes effective, (b) at a properly called meeting, a vote of the stockholders entitled to vote thereon, voting as a single class, is taken for and against the proposed amendment, and the votes cast for the amendment exceed the votes cast against the amendment, and (c) if the amendment increases or decreases the authorized number of shares of a class of capital stock for which no provision in the certificate of incorporation has been made in accordance with the DGCL, the votes cast for the amendment by the holders of such class exceed the votes cast against the amendment by the holders of such class.

Bylaw Amendments

Under the DGCL, stockholders of a Delaware corporation entitled to vote have the right to amend, repeal or adopt the bylaws. If a Delaware corporation’s certificate of incorporation so provides, the Delaware corporation’s board of directors may also have the right to amend, repeal or adopt the bylaws.

Generally, under the TBOC, the board of directors may amend, repeal or adopt bylaws. However, the shareholders may amend, repeal or adopt bylaws even if the directors also have that power, and a Texas corporation’s certificate of formation may wholly or partly reserve the power to amend, repeal or adopt bylaws exclusively to the shareholders. Similarly, the shareholders, in amending, repealing or adopting a particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that bylaw.

Dividends and Distributions

Under the DGCL, a Delaware corporation may, subject to any restrictions contained in its certificate of incorporation, pay dividends out of surplus or, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the capital of the corporation is less than

Under the TBOC, a distribution is defined as a transfer of cash or other property (except a corporation’s own shares or rights to acquire its shares or a split-up or division of the issued shares of a class of a corporation into a larger number of shares within the same class that does not increase the

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Issue	Delaware	Texas

the capital represented by issued and outstanding stock having preferences on asset distributions.

A Delaware corporation may not pay dividends if doing so would render the corporation insolvent in the sense that its liabilities exceed its assets or it could not pay its debts as they come due, and also may not pay dividends if doing so would impair the corporation’s ability to continue as a going concern.

stated capital of the corporation), or an issuance of debt, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of a Texas corporation’s outstanding shares; (ii) a purchase or redemption, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets.

Under the TBOC, a Texas corporation may not make a distribution if such distribution violates its certificate of formation, if the corporation’s surplus is less than the amount of the corporation’s stated capital (as determined by the TBOC) or, unless a Texas corporation is in receivership or the distribution is made in connection with the winding up and termination of the Texas corporation, if it either renders the Texas corporation unable to pay its debts as they become due in the course of its business or affairs, or exceeds, depending on the type of distribution, either the net assets or the surplus of the Texas corporation, or, subject to certain exceptions, if the distribution will be made to shareholders of another class or series.

Stock Redemption and Repurchase

Under the DGCL, a Delaware corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by such purchase or redemption. A Delaware corporation may, however, purchase or redeem out of capital shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares are to be retired and the capital reduced. However, a corporation may not purchase redeemable shares for a price greater than that at which they would be redeemed.

In addition, a Delaware corporation may not effect a repurchase or redemption if doing so would render the corporation insolvent in the sense that its liabilities exceed its assets or it could not pay its debts as they come due, and also may not repurchase or redeem shares if doing so would impair

As noted above, under the TBOC, the purchase or redemption by a Texas corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases.

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Issue	Delaware	Texas
the corporation’s ability to continue as a going concern.
Inspection of Books and Records

Under the DGCL, any stockholder may inspect, and make copies and extracts from, a Delaware corporation’s books and records during normal business hours for any proper purpose (defined to mean a purpose reasonably related to the stockholder’s interest as a stockholder) upon written demand under oath stating the purpose of the inspection. The DGCL defines “books and records” to mean a specific set of materials that includes, without limitation, the governing documents, certain agreements with stockholders, minutes of certain board and stockholder meetings, certain communications with stockholders generally, certain actions by written consent of the board and stockholders, annual financial statements for the past three years and director independence questionnaires. The stockholder may only inspect books and records if the stockholder’s demand is made in good faith, is for a proper purpose, and describes with reasonable particularity the stockholder’s purpose and the books and records sought.

The DGCL provides that the corporation may impose reasonable restrictions on the confidentiality, use, and distribution of books and records and may require the stockholder to stipulate that any books and records received are deemed incorporated by reference in any follow-on complaint in a plenary action relating to the subject matter of the demand.

If a Delaware corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to a Delaware court for an order to compel such inspection.

Delaware courts may not order inspection of any documents beyond those defined as “books and records” unless either of two exceptions applies. First, if the corporation does not have certain materials defined as “books and records,” a Delaware court may order the production of their functional equivalent only if and to the extent the

Under the TBOC, a shareholder may inspect a Texas corporation’s books and records during normal business hours upon written demand stating a proper purpose if such shareholder holds at least 5% of the outstanding shares of stock of the Texas corporation or has been a holder of shares for at least six months prior to such demand.

If a Texas corporation refuses to allow a person to examine and make copies of account records, minutes, and share transfer records under the TBOC, the Texas corporation is liable to the shareholder for any cost or expense, including attorney’s fees, incurred in enforcing the shareholder’s rights under the TBOC to examine such materials.

A Texas corporation may defend against an inspection action by establishing that the shareholder: (i) has sold or offered for sale, or has aided or abetted a person in procuring a list of shareholders or of holders of voting trust certificates for the purpose of selling, a list of shareholders or of holders of voting trust certificates for shares of the Texas corporation or any other corporation within the two years preceding the date the action is brought; (ii) has improperly used information obtained through prior examination of the books, account records, minutes, or share transfer records of the corporation or any other corporation; or (iii) was not acting in good faith or for a proper purpose in making the request.

The TBOC (i) provides that emails, text messages, and social media information are not considered corporate records unless effectuating a corporate action and (ii) deems written demands from shareholders of a 21.419 Corporation to inspect corporate records to not be for proper purpose if they are made in connection with active or pending derivative suits or litigation involving the corporation as an adversarial party.

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Issue	Delaware	Texas

stockholder has met other requirements of the books and records statute and only to the extent necessary and essential to fulfill the stockholder’s proper purpose. Second, a Delaware court may order production of additional materials only if (i) the stockholder has met other requirements of the books and records statute, (ii) the stockholder made a showing of compelling need for such materials, and (iii) the stockholder has demonstrated by clear and convincing evidence that such materials are necessary and essential to further their proper purpose.

Limitation of Personal Liability of Directors, Officers and Controlling Stockholders

Under the DGCL, a Delaware corporation is permitted to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that such provision does not eliminate or limit the liability of: (i) a director or officer breaching the duty of loyalty to the corporation or its stockholders; (ii) a director or officer failing to act in good faith or engaging in intentional misconduct or a knowing violation of law; (iii) a director declaring an illegal dividend or approving an illegal stock purchase or redemption; (iv) a director or officer obtaining an improper personal benefit from the corporation; or (v) an officer in any action by or in the right of a Delaware corporation.

The DGCL further provides that controlling stockholders and control groups, in their capacity as such, cannot be liable for monetary damages for breach of the fiduciary duty of care.

Under the TBOC, a Texas corporation is permitted to provide that a director or officer is not liable, or is liable only to the extent provided by the certificate of formation, to the corporation or its shareholders for monetary damages for an act or omission by the person in the person’s capacity as a director or officer, respectively.

The TBOC does not, however, permit any limitation of the liability of a director or officer for: (i) a breach of the duty of loyalty to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (iii) a transaction from which the director or officer obtains an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person’s duties; or (iv) an act or omission for which the liability of a director or officer is expressly provided by an applicable statute (such as wrongful distributions).

The TBOC also provides that 21.419 Corporations and their shareholders would not have a cause of action against a director or officer of the 21.419 Corporation as a result of any act or failure to act, unless: (i) the presumption of the business judgment rule is rebutted; (ii) the director’s or officer’s act or failure to act constituted a breach of a fiduciary duty; and (iii) such breach involved fraud, intentional

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Issue	Delaware	Texas
misconduct, an ultra vires act, or a knowing violation of law.
Considerations by Directors Permitted by Statute

Under the DGCL, except for corporations that have opted to become public benefit corporations, directors of Delaware corporations do not have any express statutory authority to consider constituencies beyond stockholders when discharging their fiduciary duties. Delaware case law provides that fiduciary duties generally require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders and that directors can consider the interests of other constituencies so long as doing so serves the ultimate goal of value maximization.

Under the TBOC, in discharging the duties of a director and in considering the best interests of the corporation, a director is entitled to consider the long-term and short-term interests of the corporation and the shareholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.

In discharging the duties of a director or officer under the TBOC or otherwise, a director or officer of a corporation is entitled to consider any social purpose specified in the corporation’s certificate of formation. In addition, the TBOC provides that nothing in the applicable section thereof prohibits or limits a director or officer of a corporation that does not have a social purpose specified as a purpose in the corporation’s certificate of formation from considering, approving, or taking an action that promotes or has the effect of promoting a social, charitable, or environmental purpose.

Indemnification of Directors and Officers

Under the DGCL, a Delaware corporation is permitted to indemnify any person who is a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with any threatened, pending or completed action, suit or proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party or threatened to be made a party, provided such person acted in good faith and in a manner the person reasonably believed was in or not opposed to the best interests of the corporation, and in the case of a criminal proceeding, that he or she had no reasonable cause to believe his or her conduct was unlawful.

Under the TBOC, a Texas corporation is permitted to indemnify a director, former director, or delegate who was, is, or is threatened to be made a respondent in a proceeding, against judgments and against expenses (other than a judgment) reasonably and actually incurred by the person in connection with a proceeding if the person: (i) acted in good faith; (ii) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and in any other case, that the person’s conduct was not opposed to the corporation’s best interests; and (iii) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful.

If, however, the person is found liable to a Texas corporation, or is found liable on the basis that he or she received an improper personal benefit, then indemnification under the TBOC is limited to the reimbursement of

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Issue	Delaware	Texas

In connection with any threatened, pending or completed action or suit by or in the right of the corporation involving a person who is or was a director, officer, employee or agent, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, a Delaware corporation has the power to indemnify such a person who is a party or is threatened to be made a party for expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit: (i) if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and (ii) if such person is found liable to the corporation, only to the extent the Court of Chancery or the court in which such action or suit was brought determined that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. This is not exclusive of any other indemnification rights that may be granted by a Delaware corporation to its directors, officers, employees or agents.

reasonable expenses actually incurred in connection with the proceeding, and which excludes a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan. Furthermore, no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation; (ii) breach of the person’s duty of loyalty owed to the corporation; or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

A corporation may indemnify and advance expenses to a person who is not a director, including an officer, employee or agent, as provided by: (a) the corporation’s governing documents; (b) general or specific action of the corporation’s board of directors; (c) resolution of the shareholders; (d) contract; or (e) common law.

Advancement of Expenses

Under the DGCL, expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in Section 145 of the DGCL.

Under the TBOC, a corporation may pay or reimburse reasonable expenses incurred by a present director or delegate who was, is, or is threatened to be made a respondent in a proceeding in advance of the final disposition of the proceeding without making the determinations required for permissive indemnification after the corporation receives: (i) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification; and (ii) a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by the TBOC.

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Issue	Delaware	Texas
Procedure for Indemnification

Under the DGCL, a determination that indemnification of a director or officer is appropriate generally must be made: (i) by a majority vote of directors who are not party to the proceeding, even though less than a quorum; (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (iii) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion; or (iv) by the stockholders.

Under the TBOC, a determination that indemnification is appropriate generally must be made: (i) by a majority vote of the directors who, at the time of the vote, are disinterested and independent, regardless of whether such directors constitute a quorum; (ii) by a majority vote of a special committee of the board of directors if the committee is designated by a majority vote of the directors who at the time of the vote are disinterested and independent, regardless of whether such directors constitute a quorum, and is composed solely of one or more directors who are disinterested and independent; (iii) by special legal counsel selected by majority vote under (i) or (ii) above; (iv) by the shareholders in a vote that excludes those shares held by directors who, at the time of the vote, are not disinterested and independent; or (v) by a unanimous vote of the shareholders of the corporation.

Mandatory Indemnification

The DGCL requires indemnification for expenses (including attorneys’ fees) actually and reasonably incurred with respect to any claim, issue or matter on which the director or “officer” (as defined for purposes of Section 145(c) of the DGCL) is successful on the merits or otherwise, in the defense of the proceeding.

The TBOC requires indemnification for reasonable expenses actually incurred only if the director is wholly successful, on the merits or otherwise, in the defense of the proceeding.
Selection of Forum/Venue

Under the DGCL, a Delaware corporation’s certificate of incorporation or bylaws may require, consistent with applicable jurisdictional requirements, that any or all internal corporate claims shall be brought solely and exclusively in any or all of the courts in Delaware, and no provision of a Delaware corporation’s certificate of incorporation or bylaws may prohibit bringing such claims in the courts of Delaware.

“Internal corporate claims” means claims, including claims in the right of the corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity; or (ii) as to which the DGCL confers jurisdiction upon a Delaware court.

With respect to claims that are not internal corporate claims, the

Under the TBOC, the governing documents of a Texas entity may require, consistent with applicable state and federal jurisdictional requirements, that any internal entity claims shall be brought only in a court in Texas.

“Internal entity claim” means a claim of any nature, including a derivative claim in the right of an entity, that is based on, arises from, or relates to the internal affairs of the entity. Internal affairs include the rights, powers, and duties of the entity’s governing persons, officers, owners, and members, and matters relating to the entity’s membership or ownership interests.

The TBOC allows a corporation to identify a particular court in Texas as

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Issue	Delaware	Texas

certificate of incorporation or bylaws may require stockholders, when acting in their capacity as stockholders or in the right of the corporation, to bring any or all such claims only in 1 or more prescribed forums or venues, if such claims relate to the business of the corporation, the conduct of its affairs, or the rights or powers of the corporation or its stockholders, directors or officers; provided that such requirement is consistent with applicable jurisdictional requirements and allows a stockholder to bring such claims in at least 1 court in Delaware that has jurisdiction over such claims.

its sole venue, subject to jurisdictional limits.
Stock Ownership Requirement for Derivative Suits; Jury Trials

Under the DGCL, subject to limited exceptions, a stockholder may not institute or maintain a derivative suit unless the plaintiff was a stockholder of the corporation at the time of the transaction of which such stockholder complains or that such stockholder’s stock thereafter devolved upon such stockholder by operation of law, and the plaintiff maintains such ownership throughout the litigation. A limited number of Delaware corporations may have included an ownership threshold for derivative claims in their bylaws; however, Delaware courts have not opined on the enforceability of these provisions.

Jury trials are generally not available in the Delaware Court of Chancery, which is the venue in which stockholder suits relating to the internal affairs of a Delaware corporation are typically filed.

Under the TBOC, a shareholder may not institute or maintain a derivative proceeding unless: (i) the shareholder was a shareholder of the corporation at the time of the transaction in question, or became a shareholder by operation of law originating from a person that was a shareholder at the time of the transaction in question; and (ii) the shareholder fairly and adequately represents the interests of the corporation in enforcing the right of the corporation. The TBOC allows corporations with common shares listed on a national securities exchange and corporations with over 500 shareholders that have elected to be governed by Section 21.419 of the TBOC to set an ownership threshold in their governing documents (not to exceed 3% of outstanding shares) that shareholders must satisfy to bring a derivative claim.

The TBOC allows a Texas corporation to include a waiver of jury trial in its certificate of formation or bylaws, and that such waiver will constitute a knowing waiver if enforced against a party approving the certificate of formation or bylaws or acquiring a security after the adoption of such certificate of formation or bylaws, continuing to hold a security of a public company after such certificate of formation or bylaws are adopted or by other methods permitted under law.

Dissent and Appraisal Rights	Under the DGCL, a stockholder or “beneficial owner” (as defined in Section 262 of the DGCL) of a corporation that is a constituent in a	Under the TBOC, except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required

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Issue	Delaware	Texas

merger, consolidation, conversion, domestication, transfer, or continuance may, under certain circumstances, be entitled to appraisal rights pursuant to which the stockholder may receive cash in the amount of the fair market value of their shares as determined by a Delaware court.

Under the DGCL, stockholders have no appraisal rights in the event of a merger, consolidation, conversion, domestication, transfer or continuance if (i) prior to the effective time of the transaction the stock of the corporation is listed on a national securities exchange or is held of record by more than 2,000 stockholders, and (ii) in the merger, consolidation, conversion, domestication, transfer or continuance, they receive solely shares of stock of the surviving corporation or entity or of any other corporation that at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders.

under Texas law, shareholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, interest exchange, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. However, a shareholder of a Texas corporation has no dissenters’ rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange, if: (i) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate: (a) listed on a national securities exchange, or (b) held of record by at least 2,000 owners, (ii) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive, and (iii) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than: (a) ownership interests, or depository receipts in respect of ownership interests, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are: (i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance, or (ii) held of record by at least 2,000

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Issue	Delaware	Texas
owners, (b) cash instead of fractional ownership interests the owner would otherwise be entitled to receive, or (c) any combination of the ownership interests and cash above.
Independence of Corporate Statute	Delaware does not have an analogous statute.	The TBOC prohibits the plain meaning of the statutes under the TBOC from being supplanted, contravened, or modified by the laws or judicial decisions of any other jurisdiction.
Judicial Certification of Committees and Panels	Delaware does not have an analogous statute.

The TBOC permits corporations to request a court, at the start of a transaction or investigation of a derivative claim, to judicially determine the independence and disinterestedness of directors on special committees reviewing transactions or individuals on panels reviewing derivative claims. Future challenges to independence or disinterestedness would require new facts.

No Impact on Nasdaq Listing or SEC Reporting Obligations

We will continue to be a publicly traded company following completion of the Texas Reincorporation, and the Delaware Corporation Common Stock will continue to be listed on the Nasdaq Global Select Market as the Texas Corporation Common Stock and traded under the symbol “ARCB.” The Company will continue to file required periodic reports and other documents with the SEC. We do not expect any interruption in trading as a result of the Texas Reincorporation. We and our shareholders will be in the same respective positions under the federal securities laws after the Texas Reincorporation as we and our stockholders were prior to the Texas Reincorporation.

No Material Accounting Implications

Effecting the Texas Reincorporation will not have any material accounting implications.

No Exchange of Stock Certificates Required

Stockholders will not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding share of Delaware Corporation Common Stock will automatically be converted into one share of Texas Corporation Common Stock, and stock certificates will represent the same number of shares of the Texas Corporation as they represented of the Delaware Corporation.

Certain Federal Income Tax Consequences

The following discussion summarizes certain U.S. federal income tax consequences of the Texas Reincorporation to holders of the shares of Delaware Corporation Common Stock, each of which is converted into one outstanding share of Texas Corporation Common Stock in connection with the Texas Reincorporation.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations promulgated or proposed thereunder (collectively, the “Treasury Regulations”), judicial authority, and administrative rulings and practice, all as in effect as of the date of this Proxy Statement, and all of which are subject to change at any time, possibly with retroactive effect. This discussion is limited to holders of Common Stock that are U.S. holders (as defined below) and that hold their shares of Common Stock as “capital assets” within the meaning of Section 1221 of the Code. Further, this discussion does not discuss all tax considerations that may be relevant to holders of Common Stock in light of their particular circumstances (including the Medicare tax imposed on net investment income and the alternative minimum

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tax), nor does it address any tax consequences to holders subject to special treatment under the U.S. federal income tax laws, such as tax-exempt entities, partnerships or other pass-through entities for U.S. federal income tax purposes (and investors therein), holders that acquired their shares of Common Stock pursuant to the exercise of employee stock options or otherwise as compensation, financial institutions, insurance companies, dealers or traders in securities, holders that have a functional currency other than the U.S. dollar, holders that hold their shares of Common Stock as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment or other risk-reduction transaction for U.S. federal income tax purposes and persons that actually or constructively own 5% or more of the voting power, or 5% or more of the total value, of the Common Stock. This discussion does not address any U.S. federal estate, gift, or other non-income tax consequences or any state, local, or foreign tax consequences.

For purposes of this section, a “U.S. holder” is a beneficial owner of Common Stock that is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the U.S., (ii) a corporation created or organized under the laws of the U.S., any state thereof or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust, if (a) a court within the U.S. is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has a valid election in place under applicable Treasury Regulations to be treated as a U.S. person.

If a partnership (including any entity or arrangement treated as partnership for U.S. federal income tax purposes) holds shares of Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partnerships holding Common Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them of the Texas Reincorporation.

We intend the Texas Reincorporation, for U.S. federal income tax purposes, to qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming the Texas Reincorporation qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, then, for U.S. federal income tax purposes:

■	No gain or loss will be recognized by a holder of Common Stock upon the conversion of such Common Stock into Texas Corporation Common Stock in connection with the Texas Reincorporation;

■

The aggregate tax basis of the shares of Texas Corporation Common Stock received by a holder of shares of Common Stock in connection with the Texas Reincorporation will equal the aggregate tax basis of the shares of Common Stock converted into such shares of Texas Corporation Common Stock; and

■

The holding period of the shares of Texas Corporation Common Stock received by a holder of Common Stock in connection with the Texas Reincorporation will include the holding period of the shares of Common Stock converted into such shares of Texas Corporation Common Stock.

Stockholders that have acquired different blocks of Common Stock at different times or at different prices, and whose blocks of such Common Stock are converted into shares of Texas Corporation Common Stock in connection with the Texas Reincorporation, should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, such shares of Texas Corporation Common Stock.

Assuming the Texas Reincorporation qualifies as a tax-free “reorganization” within the meaning of Section 368(a) of the Code, each stockholder that receives shares of Texas Corporation Common Stock in the Texas Reincorporation is required to retain permanent records pertaining to the Texas Reincorporation and make such records available to the IRS. Such records should specifically include information regarding the amount, basis and fair market value of the Common Stock held at the Effective Time. Each holder at the Effective Time (i) of Common Stock who owns at least 5% (by vote or value) of the total outstanding Common Stock or (ii) who owns stock in the Company with a tax basis of $1,000,000 or more, is required to attach a statement to its tax returns for the year in which the Texas Reincorporation is consummated that contains the information listed in Treasury Regulations Section 1.368-3(b). Such statement must include the stockholder’s tax basis in the Common Stock and the fair market value of such Common Stock.

HOLDERS OF COMMON STOCK ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE TEXAS REINCORPORATION, INCLUDING ANY APPLICABLE U.S. FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES.

Anti-Takeover Implications of the Texas Reincorporation

ArcBest / 2026 PROXY STATEMENT    114

The Texas Reincorporation is not being effected to prevent a change in control of the Company, nor is it in response to any present attempt known to the Board to acquire control of the Company or obtain representation on the Board. Certain effects of the Texas Reincorporation may be considered to have anti-takeover implications by virtue of our being subject to Texas law following the Effective Time.

Legal Proceedings

The Company does not have any legal proceedings pending in Delaware.

Regulatory Matters

In connection with the Texas Reincorporation, the Company intends to make filings with the Secretary of State of the State of Texas and the Secretary of State of the State of Delaware and does not anticipate making any other filings to effect the Texas Reincorporation.

Appraisal Rights

Under the DGCL, holders of Delaware Corporation Common Stock are not entitled to appraisal rights with respect to the Texas Reincorporation.

Interests of Certain Persons

As described above, Texas law may provide greater protection to the Company’s officers and directors than provided under Delaware law. As a result, stockholders should be aware in voting on the Proposal that our directors and officers may be considered to have interests in the Texas Reincorporation that are different from, or in addition to, the interests of the stockholders generally. The Board has considered these potential interests, among other matters, in reaching the decision to approve the Texas Reincorporation.

Vote Required

Assuming a quorum is present, the Proposal will be approved if a majority of the voting power of the shares of Common Stock issued and outstanding and entitled to vote thereon is voted for the Proposal, which will constitute the approval of the Texas Reincorporation, including the Plan of Conversion, and the adoption of the Texas Reincorporation Resolutions. As a result, any shares not voted “FOR” this Proposal, including abstentions and broker non-votes, will have the same effect as a vote “AGAINST” this Proposal.  Brokers will not have discretionary voting authority with respect to shares held in street name for their clients.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE TEXAS REINCORPORATION, INCLUDING THE PLAN OF CONVERSION, AND THE ADOPTION OF THE TEXAS REINCORPORATION RESOLUTIONS.

The Board recommends a vote “FOR” Proposal IV.

ArcBest / 2026 PROXY STATEMENT    115

PROPOSAL V.
Stockholder Proposal for GHG Emissions Reduction Targets

We received the following proposal from Green Century Capital Management, Inc. (“Green Century”), 114 State Street, Suite 200, Boston, Massachusetts 02109, owner of at least $25,000 worth of shares of our Common stock. The proposal will be voted on at the Annual Meeting only if properly presented by or on behalf of the proponent. In accordance with federal securities regulations, we have included the text of the proposal and supporting statement exactly as submitted by Green Century. We are not responsible for the content of the proposal and the supporting statements or any inaccuracies they may contain.

Proponent’s Statement in Support of Shareholder Proposal

WHEREAS: Economic losses from natural disasters attributed to climate change were nearly $750 billion over the last five years.1 Studies expect a temperature increase of just 2°C to cost over $38 trillion annually by 2050.2 Climate change is associated with systemic and enterprise risks including supply chain disruptions, lost productivity, and infrastructure damage. ArcBest notes in its 10-K that climate change “could disrupt our operations… damage existing infrastructure, destroy our assets, affect regional economies, or disrupt fuel supplies…, which could adversely affect our business.”3 Climate change increases the frequency and severity of weather-related infrastructure damage that has cost the trucking industry billions of dollars in one week.4

ArcBest’s 10-K also states that the physical risks of climate change may increase the cost and decrease the availability of insurance, which “could have a material adverse effect on results of operations and financial condition.”5 CARFAX estimated that Hurricane Helene resulted in 138,000 flood-damaged vehicles across six states.6 Insurers are passing on rising costs, and auto insurance rates have risen faster than the rate of inflation over the past 15 years.7

ArcBest further recognizes that concerns over climate change have led to legislative efforts that impose substantial costs and may adversely impact operations.8 These regulations include fuel efficiency standards and requirements for manufacturers to increasingly sell zero-emission trucks. ArcBest’s Asset-Based segment, which accounts for most of the Company’s revenue, is likely to be impacted by these regulations.9

While ArcBest discloses its Scope 1 and 2 greenhouse gas (GHG) emissions and actions to reduce emissions from its equipment and services, it has not set a GHG emissions reduction target.10 Competitors including J.B. Hunt, Knight-Swift Transportation, FedEx, and C.H. Robinson have set GHG reduction targets,11 and J.B. Hunt and Knight-Swift Transportation

1 https://www.ncei.noaa.gov/access/billions/

2 https://epic.uchicago.edu/news/climate-change-may-cost-38-trillion-a-year-by-2049-study -says/

3 https://d18rn0p25nwr6d.cloudfront.net/CIK-0000894405/ad0911f7-95f4-458a-af38-e3d5d174ef7a.pdf, 32

4 https://www.unepfi.org/wordpress/wp-content/uploads/2024/05/Climate-Risks-in-the-Transportation-Sector-1.pdf, 41

5 https://d18rn0p25nwr6d.cloudfront.net/CIK-0000894405/ad0911f7-95f4-458a-af38-e3d5d174ef7a.pdf, 30

6 https://www.carfax.com/press/hurricane-helene

7 https://yaleclimateconnections.org/2025/01/nobodys-insurance-rates-are-safe-from-climate-change/

8 https://d18rn0p25nwr6d.cloudfront.net/CIK-0000894405/ad0911f7-95f4-458a-af38-e3d5d174ef7a.pdf, 28

9 https://d18rn0p25nwr6d.cloudfront.net/CIK-0000894405/ad0911f7-95f4-458a-af38-e3d5d174ef7a.pdf, 5,12

10 https://s203.q4cdn.com/716791110/files/doc_downloads/2025/2024-Impact-Report.pdf, 20-21

11 https://www.jbhunt.com/our-company/esg/environmental-sustainability; https://www.knighttrans.com/corporate-responsibility/; https://www.fedex.com/en-us/sustainability.html; https://www.chrobinson.com/-/media/chrglobal/documents/esg-report/chr-esg-report-english.pdf, 15

ArcBest / 2026 PROXY STATEMENT    116

are among companies with targets that achieved greater annual GHG emissions intensity reductions between 2021 and 2023.12

To appropriately respond to its climate-related risks and opportunities, protect long-term shareholder value, and remain competitive, investors believe ArcBest should take action to catch up with peers and mitigate the physical, transition, and regulatory risks associated with the global shift to a clean energy economy.

RESOLVED: Shareholders request that ArcBest adopts targets for measurably reducing its GHG emissions and report annually, at reasonable expense and excluding proprietary information, on its progress toward those targets.

SUPPORTING STATEMENT: In assessing targets, proponents recommend, at the board and management’s discretion:

■	Including emissions from vehicles sold or rented by the Company;
■	Disclosing a strategy for achieving the company’s goals;
■	Considering frameworks, benchmarks and processes developed by credible third parties including the Science Based Targets initiative and Transition Plan Taskforce.

ArcBest’s Statement in Opposition

The Board has considered this proposal and concluded that its adoption is not in the best interests of our stockholders. The Board unanimously recommends a vote “AGAINST” the foregoing proposal for the reasons discussed below.

The Board does not believe that adopting targets for measurably reducing its GHG emissions is in the best interest of the Company and its stockholders, or that this approach appropriately captures the Company’s pathway to reduced emissions, particularly in light of actions the Company is already taking to address emissions and sustainability.

ArcBest is committed to ongoing sustainability and environmental stewardship — across our organization, campuses, service centers and logistics operations. The Company recognizes the importance of emissions reduction for our stakeholders and, accordingly, the Company has been disclosing its Scope 1 and Scope 2 GHG fleet emissions annually and continues to strive to reduce emissions year-over-year by maximizing efficiencies in our fleet equipment as well as continuously analyzing our operations to create more efficient routes that eliminate unnecessary miles and reduce fuel use. In addition, we expect our vendors, suppliers and service providers to adopt similar strategies, as noted in our Supplier Code of Conduct.

We believe a holistic approach to reducing our impact, one that considers factors beyond only GHG emissions is both a more responsible and more impactful way to make improvements across our operations and supply chain. Committing to GHG emissions targets would involve a highly complex analysis of variables and factors, and we are not willing to set public goals if we do not know how and when they can be achieved or if certain aspects of the achievement of those goals are not within our control. Further, adopting arbitrary quantitative targets as requested by this proposal would diminish the broader progress we are already making and constitute an unnecessary and distracting diversion of resources, thereby limiting our flexibility to identify and adopt the strategies and practices that are best for the Company and its stockholders.

We remain committed to actively monitoring our environmental risks and providing transparency regarding our environmental performance; however, we do not believe that adopting GHG emissions targets is in the best interests of the Company and our stockholders.

Our Board and management closely review and oversee our strategy, commitments, and progress on climate-related risks and sustainability matters.

Our Board is committed to effective oversight of climate-related risks and progress across our sustainability initiatives. Accordingly, this proposal to commit to GHG emissions targets will not improve our already robust risk management process and would interfere with our ability to identify and pursue appropriate strategies for managing our climate-related risks.

Oversight responsibilities for climate-related risks and initiatives are shared by our Nominating/Corporate Governance Committee and Audit Committee. Our Nominating/Corporate Governance Committee is responsible for overseeing the Company’s sustainability strategy, practices and policies, and as appropriate, provides updates, makes recommendations to the Board and monitors emerging trends, best practices and regulatory developments related to sustainability matters.

12 https://www.usatoday.com/story/news/nation/2025/04/21/earth-day-2025-americas-climate-leaders/83033618007/

ArcBest / 2026 PROXY STATEMENT    117

Our Audit Committee is responsible for the oversight of general financial risk matters, significant risk exposures, including sustainability-related risks, and the Company’s policies for risk assessment and risk management.

In addition to oversight at the Board level, the Company maintains an employee-level Sustainability Committee (which includes certain key members of management), which is responsible for providing guidance to the Company and the Board on matters relating to climate and environmental sustainability.  Through this cross-functional collaboration, our Board and management help to implement responsible climate and sustainability strategies that serve the best interests of the Company and its stockholders.

The Board recommends a vote “AGAINST” Proposal V.

ArcBest / 2026 PROXY STATEMENT    118

PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

The following table sets forth certain information concerning beneficial ownership of the Common Stock, as of February 23, 2026 (except to the extent indicated otherwise in footnotes), by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock; (ii) each officer who is listed in the Summary Compensation Table (collectively the “Named Executive Officers”) and each director and director nominee; and (iii) all current directors and executive officers as a group.

Unless otherwise indicated, to the Company’s knowledge, the persons included in the table below have sole voting and investment power with respect to all the shares of Common Stock beneficially owned by them, subject to applicable community property laws. The number of shares beneficially owned by a person includes RSUs that are (i) scheduled to vest within 60 days after February 23, 2026, if any, or (ii) vested but deferred (and payable on a specified date or separation from service with the Company). These shares are also deemed outstanding for the purpose of computing the percentage of outstanding shares owned by the person. These shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person. On February 23, 2026, there were 22,295,803 shares of Common Stock outstanding.

(i) Name / Address	Shares Beneficially Owned	Percentage of Shares Outstanding
BlackRock, Inc.(1)	3,377,022	15.15%
50 Hudson Yards, New York, NY 10001
The Vanguard Group, Inc.(2)	2,619,194	11.75%
100 Vanguard Boulevard, Malvern, PA 19355
AllianceBernstein L.P.(3)	1,600,405	7.18%
501 Commerce Street, Nashville, TN 37203
Dimensional Fund Advisors LP(4)	1,447,063	6.49%
6300 Bee Cave Road, Building One, Austin, TX 78746
American Century Investment Management, Inc.(5)	1,307,223	5.86%
4500 Main Street, 9th Floor, Kansas City, Missouri 64111

(ii) Name	Position	Shares Beneficially Owned	Percentage of Shares Outstanding
Judy R. McReynolds(6,7)	Chairman	62,848	*
Salvatore A. Abbate(6)	Director	3,650	*
Thomas S. Albrecht(6)	Director	—	*
Ann G. Bordelon(6)	Director	—	*
Eduardo F. Conrado(6)	Director	25,750	*
Bobby K. George(6)	Director	—	*
Michael P. Hogan(6)	Director	29,939	*
Seth K. Runser(6)	Director and Chief Executive Officer	10,698	*
Janice E. Stipp(6)	Director	18,960	*
Chris T. Sultemeier(6)	Director	—	*
Dennis L. Anderson II(6)	Chief Innovation Officer	12,887	*
J. Matthew Beasley(6)	Chief Financial Officer	5,023	*
Michael R. Johns(6)(9)	Former Chief Legal Officer and Corporate Secretary	16,378	*
(iii) All Current Directors and Executive Officers as a Group (18 total)(8)		218,337	0.98%
*	Less than 1%
(1)

Based on information contained in Amendment No. 2 to Schedule 13G filed with the SEC by BlackRock, Inc. on July 18, 2025, BlackRock, Inc. has sole voting power with respect to 3,320,458  shares of Common Stock and sole dispositive power with respect to 3,377,022 shares.

(2)

Based on information contained in Amendment No. 13 to Schedule 13G filed with the SEC by The Vanguard Group, Inc. on February 13, 2024 The Vanguard Group, Inc. has sole voting power with respect to 0 shares of Common Stock, shared voting power with respect to 28,698 shares, sole dispositive power with respect to 2,565,333 shares and shared dispositive power with respect to 53,861 shares.

(3)

Based on information contained in Amendment No. 2 to Schedule 13G filed with the SEC by AllianceBernstein L.P. on August 13, 2025, AllianceBernstein L.P. has sole voting power with respect to 1,368,838 shares of Common Stock and sole dispositive power with respect to 1,600,092 shares and shared dispositive power with respect to 313 shares.

ArcBest / 2026 PROXY STATEMENT    119

(4)

Based on information contained in Amendment No. 16 to Schedule 13G filed with the SEC by Dimensional Fund Advisors LP on April 15, 2025, Dimensional Fund Advisors LP has sole voting power with respect to 1,407,899 shares of Common Stock and sole dispositive power with respect to 1,447,063 shares.

(5)

Based on information contained in Schedule 13G filed with the SEC by American Century Investment Management, Inc. on February 13, 2026, American Century Investment Management, Inc. has sole voting power with respect to 1,291,861 shares of Common Stock and sole dispositive power with respect to 1,307,223 shares.

(6)

Includes RSUs that are (i) scheduled to vest within 60 days after February 23, 2026, if any, or (ii) vested but deferred (and payable on a specified date or separation from service with the Company), as follows:

As of February 23, 2026
McReynolds	—
Abbate	—
Albrecht	—
Bordelon	—
Conrado	22,150
George	—
Hogan	3,800
Runser	—
Stipp	—
Sultemeier	—
Anderson	—
Beasley	—
Johns	—

(7)	Includes 62,848 shares of Common Stock held by the McReynolds 2005 Joint Trust, of which Ms. McReynolds is co-trustee.
(8)

Includes 25,950 RSUs that are vested but deferred (and payable on a specified date or separation from service with the Company). Mr. Johns is not included in the current Directors and Executive Officers as a group, due to his retirement in December 2025.

(9)	Mr. Johns retired from the Company effective December 31, 2025. The amount included in the table above is based on information provided by Mr. Johns as of December 31, 2025.

Delinquent Section 16(a) Reports

The Company’s executive officers, Directors and persons who own more than 10% of a registered class of the Company’s equity securities are required by Section 16(a) of the Exchange Act to file reports of ownership and changes of ownership with the SEC. The SEC’s rules require such persons to furnish the Company with copies of all Section 16(a) reports that are filed on their behalf. Based on a review of the reports submitted by the Company, the Company believes that the applicable Section 16(a) reporting requirements were complied with for all transactions which occurred in 2025.

The Company has not received any information from 10% stockholders indicating that they have not complied with filing requirements.

ArcBest / 2026 PROXY STATEMENT    120

INFORMATION ABOUT THE MEETING

The 2026 Annual Meeting will be held on April 24, 2026, at 7:30 a.m. CDT at the principal offices of the Company located at 8401 McClure Drive, Fort Smith, Arkansas 72916. Stockholders attending in person will have the opportunity to ask questions during the meeting and vote during the open poll portion of the meeting. The question period of the Annual Meeting will be open for up to 20 minutes for stockholder questions to be answered by Company personnel during the meeting. In preparing questions, please note that we will only address questions that are germane to the matters being voted on at our Annual Meeting.

To obtain directions to attend the Annual Meeting and to vote in person, contact the Company’s Investor Relations Department at toll-free telephone number 800-961-9744, email address invrel@arcb.com or through the Company’s website www.arcb.com.

Internet Availability of Proxy Materials

We are pleased to furnish proxy materials to our stockholders electronically, rather than mailing individual printed copies of those materials. Electronic delivery makes our annual meeting more environmentally friendly and reduces printing and distribution costs. Accordingly, on or about March [●], 2026, we began mailing a Notice of Internet Availability to stockholders entitled to vote at the Annual Meeting containing instructions on how you may access and review the proxy materials and how to cast your vote online as well as instructions on how to obtain paper copies of our materials. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request one. There is no charge to you for requesting a copy. If you would like to receive an extra copy of the Annual Report or this Proxy Statement, we will send a copy to you by mail upon request. To submit a materials request, visit our website at investors.arcb.com or call our toll-free telephone number 800-961-9744. Each document is also available in digital form for download or review in the “Investor Relations” section of our website at investors.arcb.com.

Record Date

The Board has fixed the close of business on February 23, 2026, as the record date for the 2026 Annual Meeting. Only stockholders of record on that date are entitled to notice of and to vote at the meeting or any adjournment(s) or postponement(s) thereof. Stockholders may contact us at invrel@arcb.com, up to 10 days prior to the Annual Meeting to inspect the list of stockholders.

Voting

Stockholders of Record. If you are a registered stockholder, you may vote your shares of the Company’s Common Stock by proxy or during the meeting. To vote in advance of the Annual Meeting, either: (i) visit www.proxyvote.com to submit your proxy online; (ii) call 1-800-690-6903 to submit your proxy by telephone through an automated system; or (iii) mail a signed and dated proxy card in the envelope provided if you requested paper materials.

Beneficial Holders. If you hold your shares in “street name,” you will receive instructions from your broker or other nominee describing how to vote your shares. If you do not provide voting instructions, the entity that holds your shares will only be permitted to vote your shares on Proposal III (Ratification of Appointment of Independent Registered Public Accounting Firm). Your broker cannot vote on Proposal I (Election of Directors), Proposal II (Advisory Vote to Approve Executive Compensation), Proposal IV (Reincorporation), or Proposal V (Stockholder Proposal) without your instructions. This is called a “broker non-vote.”

If you vote by Internet or telephone or submit a properly signed and dated proxy card, the individuals designated by the Board will vote your shares in accordance with your instructions. If you do not vote or return your proxy card, your shares cannot be voted by proxy. If you return a signed proxy card that does not provide complete voting instructions, your shares will be voted as recommended by the Board. Your proxy also confers discretionary authority to the proxy holders to vote on any other matter not presently known to the Company that may properly come before the meeting.

Guests. Guests may attend the Annual Meeting in person without advanced registration. Guests will not be entitled to ask questions or vote during the Annual Meeting.

ArcBest / 2026 PROXY STATEMENT    121

Revoking a Proxy

Registered stockholders may revoke their proxy at any time before the shares are voted at the 2026 Annual Meeting by: (i) timely submitting new voting instructions by Internet, by telephone voting system or by delivering a valid, duly executed proxy card bearing a later date; (ii) voting during the 2026 Annual Meeting before the open poll portion of the Annual Meeting closes; however, attending the meeting without voting will not revoke any previously submitted proxy; or (iii) delivering written notice of revocation to the Corporate Secretary of the Company at 8401 McClure Drive, Fort Smith, Arkansas 72916, by 5:00 p.m. (CDT), on or before April 23, 2026. Beneficial stockholders may change their votes by submitting new voting instructions to their bank, broker or other nominee in accordance with that entity’s procedures.

Quorum

On the record date, there were 22,295,803 shares of ArcBest Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. Cumulative voting is not allowed. The holders in person or by proxy of a majority of the total number of shares of Common Stock will constitute a quorum for purposes of the 2026 Annual Meeting. If there is not a quorum at the meeting (either in person or represented by proxy), the holders of a majority of the shares entitled to vote who are represented in person or by proxy may adjourn the meeting from time to time, until a quorum is present. At any such adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the original meeting. Votes are tabulated by the inspector of elections, Carideo Group.

Required Votes

Proposal	Vote Required to Pass	Effect of Abstentions and Broker Non-Votes
Proposal I (Election of Directors)	A nominee is elected by a majority of the votes cast*	None
Proposal II (Advisory Vote to Approve Executive Compensation)	The affirmative vote of the holders of a majority of the total number of shares of Common Stock present in person or by proxy and entitled to vote	An abstention will have the same effect as a vote “against” this proposal. Broker non-votes will not affect the outcome of the vote.
Proposal III (Ratification of Appointment of Independent Registered Public Accounting Firm)	The affirmative vote by the holders of a majority of the total number of shares of Common Stock present in person or by proxy and entitled to vote	An abstention will have the same effect as a vote “against” the proposal. There should not be any broker non-votes.
Proposal IV (Approval of the Reincorporation of the Company to the State of Texas by Conversion)	The affirmative vote of the holders of not less than a majority of the outstanding voting stock	An abstention or broker non-vote will have the same effect as a vote “against” the proposal.
Proposal V (To consider one stockholder proposal, if properly presented at the Annual Meeting)	The affirmative vote by the holders of a majority of the total number of shares of Common Stock present in person or by proxy and entitled to vote	An abstention will have the same effect as a vote “against” this proposal. Broker non-votes will not affect the outcome of the vote.

*	A majority of votes cast means that the number of shares voted “for” a director nominee’s election must exceed the number of shares voted “against” it.

Unless otherwise instructed, shares represented by proxy will be voted for the election of each of the director nominees; for the approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers; for the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2026; and against the stockholder proposal.

ArcBest / 2026 PROXY STATEMENT    122

OTHER MATTERS

Neither the Company nor the Board knows of any matters that will be presented for action at the 2026 Annual Meeting other than those described above and matters incident to the conduct of the meeting. If, however, any other matters not presently known to the Company or the Board should come before the 2026 Annual Meeting, it is intended that the shares represented by the accompanying proxy will be voted on such matters in accordance with the discretion of the holders of such proxy.

Cost of Solicitation

Proxies may be solicited by Directors, officers or employees of the Company or its subsidiaries in person, by telephone, electronic communication or other means. However, no payment will be made to any of them for their solicitation activities. The costs of solicitation, including the standard charges and expenses of banks, brokerage houses, other institutions, nominees and fiduciaries for preparing, assembling and forwarding proxy materials to and obtaining proxies from beneficial owners of shares held of record by such persons, will be borne by the Company. We have engaged Innisfree M&A Incorporated (“Innisfree”) to assist with the solicitation of proxies for an estimated fee of $100,000 plus reimbursement of expenses. We have agreed to indemnify Innisfree against potential certain liabilities arising out of our agreement with Innisfree.

Stockholder Communication with the Board

ArcBest Corporation stockholders may communicate with the Board, or any individual member of the Board, by sending the communication as follows:

Board of Directors (or Individual Member’s Name)

c/o Corporate Secretary

ArcBest Corporation

P.O. Box 10048

Fort Smith, AR 72917-0048

Communications addressed to the Board will be sent to the Chairman of the Board.

All communications to the Board, or an individual member, will be opened and reviewed by the Corporate Secretary prior to forwarding to the Board or individual member of the Board. This review will facilitate a timely review of any matters contained in the communication if, for any reason, the Board member is unavailable to timely review the communication. We reserve the right not to forward any abusive, threatening or otherwise inappropriate materials.

Electronic Delivery of Stockholder Communications

We encourage you to help us conserve natural resources and reduce printing and mailing costs by signing up to receive your stockholder communications electronically via email. With electronic delivery, you will be notified by email as soon as future annual reports and proxy statements are available via the internet, and you can submit your stockholder votes online or by telephone. Your electronic delivery enrollment will be effective until you cancel it. To sign up for electronic delivery:

■	Stockholders of Record: visit www.shareowneronline.com and log into your account to enroll.
■	Beneficial Holders: contact your broker, bank, trustee or nominee to request instructions for how to enroll.

Procedure for Submitting Stockholder Proposals and Nominations for 2027 Annual Meeting

Proposals for inclusion in the proxy statement. Pursuant to Rule 14a-8 under the Exchange Act, any stockholder who intends to present a proposal at the 2027 Annual Meeting and wishes to have that proposal included in the Company’s proxy statement and proxy related to the 2027 Annual Meeting must deliver such proposal to the Company no later than the close of business on November 13, 2026. Proposals should be addressed to Corporate Secretary, ArcBest Corporation, 8401 McClure Drive, Fort Smith, Arkansas 72916. In order to prevent controversy about the date of receipt of a proposal,

ArcBest / 2026 PROXY STATEMENT    123

which must be no later than the close of business on November 13, 2026, the Company strongly recommends that any stockholder wishing to present a proposal submit the proposal by certified mail, return receipt requested. Such proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for the 2027 Annual Meeting.

Nominees for inclusion in the proxy statement. Pursuant to the “proxy access” provision in the Company’s bylaws, stockholders who intend to nominate director candidates and wish to have such nomination(s) included in the Company’s proxy statement for the 2027 Annual Meeting must be certain that those nominations (each a “stockholder nomination”) are received by the Corporate Secretary at the address set forth above no earlier than October 14, 2026, and not later than the close of business on November 13, 2026. In the event that the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after the anniversary date of the 2026 Annual Meeting, to be timely received, the stockholder nomination must be received by the Corporate Secretary not earlier than the close of business on the 150th day prior to the 2027 Annual Meeting and not later than the close of business on the later of (i) the 120th day prior to the Annual Meeting or (ii) the 10th day following the date the Company publicly announces the date of the 2027 Annual Meeting.  Such nominations must meet the requirements set forth in the Company’s bylaws in order to be eligible for inclusion in the proxy statement for the 2027 Annual Meeting.

Proposals or nominations not for inclusion in the proxy statement. Pursuant to the advanced notice procedure in the Company’s bylaws, stockholders who intend to submit a proposal regarding a director nomination or other matter of business at the 2027 Annual Meeting, and who do not intend to have such proposal included in the Company’s proxy statement pursuant to Rule 14a-8 or the Company’s “proxy access” bylaw discussed above, must submit a written notice (“stockholder notice”) that must be received by the Corporate Secretary at the address set forth above no earlier than the close of business on December 25, 2026, and no later than the close of business on January 24, 2027. In the event that the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after the anniversary date of the 2026 Annual Meeting, to be timely received, the proposal must be received by the Corporate Secretary of the Company not less than 100 days nor more than 120 days prior to the date of the 2027 Annual Meeting; provided, however, in the event that the first public announcement of the date of the 2027 Annual Meeting is less than 100 days prior to the date of such meeting, the proposal must be received by the Corporate Secretary of the Company by the 10th day following the date of the public announcement. Such stockholder notices must set forth the information specified in the Company’s bylaws. For information regarding the required information in the stockholder notice, contact the Corporate Secretary’s office at info@arcb.com or 479-785-6000.

In addition to satisfying the requirements in the Company’s bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Exchange Act Rule 14a-19 no later than February 23, 2027.

Householding of Proxy Materials

Certain stockholders sharing an address may have received only one copy of the Company’s proxy materials. The Company will promptly deliver, upon oral or written request, a separate copy of this Proxy Statement and the 2025 Annual Report to a stockholder at a shared address to which only a single copy of such documents was delivered. Separate copies may be requested by contacting your broker, bank or other holder of record or by contacting the Company at the following address or telephone number:

ArcBest Corporation

Attention: Vice President–Investor Relations

P.O. Box 10048

Fort Smith, Arkansas 72917-0048

Telephone: 479-785-6000

If you want to receive separate copies of the Company’s Annual Report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you can make these requests through the following sources:

Stockholders of record should contact the Company’s Corporate Secretary in writing at ArcBest Corporation, P.O. Box 10048, Fort Smith, Arkansas 72917-0048 or by telephone at 479-785-6000.

Stockholders who are beneficial owners should contact their bank, broker or other nominee record holder or contact Broadridge in writing at Broadridge, Attention: Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or by telephone at 866-540-7095.

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Your vote is important. Whether or not you plan to attend the meeting, we hope you will vote promptly: by Internet, by telephone or by signing, dating and returning a proxy card.

Fort Smith, Arkansas	J. Brent Hagy
Date: March [●], 2026	Chief Legal Officer and Corporate Secretary

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Appendix A

The proposed Plan of Conversion contemplated by Proposal IV is copied below.

Plan of Conversion

of

ArcBest Corporation, a Delaware corporation,

into

ArcBest Corporation, a Texas corporation

This PLAN OF CONVERSION (this “Plan”), dated as of [•], 2026, is hereby adopted by ArcBest Corporation, Inc., a Delaware corporation (the “Converting Entity”), in order to set forth the terms, conditions and procedures governing its conversion into, and continued existence as, ArcBest Corporation, a Texas corporation (the “Converted Entity”), pursuant to Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”).

WHEREAS, the Board of Directors of the Converting Entity has approved this Plan and the conversion of the Converting Entity into the Converted Entity (the “Conversion”), has adopted such resolutions as required pursuant to the terms of the Delaware General Corporation Law (the “DGCL”), and has submitted and recommended this Plan and the Conversion for approval by the stockholders of the Converting Entity, and the stockholders of the Converting Entity have validly approved this Plan and the Conversion in accordance with the requirements of the DGCL and the certificate of incorporation of the Converting Entity.

NOW, THEREFORE, the Converting Entity does hereby adopt this Plan, as set forth below:

1.	Plan of Conversion.
a.

The name of the Converting Entity is “ArcBest Corporation”, a Delaware corporation. The Converting Entity was originally incorporated under the name Best Holding Corporation, and its Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware on August 23, 1988.

b.	The name of the Converted Entity is “ArcBest Corporation”, a Texas corporation.
c.

The Converting Entity is continuing its existence, without lapse or interruption, in the organizational form of a Texas for-profit corporation under the name “ArcBest Corporation”; that is, in the organizational form of the Converted Entity.

d.	The Converted Entity is to be a corporation and its jurisdiction of formation is the State of Texas.
e.

As of the Effective Time (as defined in Section 2), automatically by virtue of the Conversion and without any further action on the part of any person, each share of common stock (including restricted stock, which shall remain restricted), par value $0.01 per share, of the Converting Entity shall convert into one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Converted Entity, and any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any, or of any instrument to convert into or based on the value of, common stock or other equity security of the Converting Entity shall from and after the Effective Time, be a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into or based on the value of, the same amount of common stock or other equity securities of the Converted Entity, respectively, and, if applicable, with the same exercise or purchase price per share. No shares of preferred stock, par value $0.01 per share, of the Converting Entity are issued and outstanding as of the Effective Time.

f.

As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each employment letter or agreement, employee benefit plan or agreement, incentive compensation plan or agreement or other similar plan or agreement to which the Converting Entity is a party, or otherwise maintains, sponsors or contributes, shall continue to be a plan or agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall mean the Converted Entity on and after the Effective Time. To the extent that any such plan, letter or agreement provides for the issuance, or is otherwise based on the value, of common stock or other equity securities of the Converting Entity, as of the Effective Time, automatically by virtue of the

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Conversion and without any further action on the part of any person, such plan or agreement shall be deemed to provide for the issuance, or be based on the value, of common stock or other equity securities of the Converted Entity, respectively.

g.

All of the outstanding certificates representing shares of common stock of the Converting Entity immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of common stock of the Converted Entity.

h.

As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each agreement to which the Converting Entity is a party, shall continue to be an agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall, on and after the Effective Time, mean the Converted Entity.

2.

Effective Time. The Conversion will be consummated under the TBOC by filing with the Secretary of State of the State of Texas (a) a Certificate of Conversion in the form required by the TBOC (the “Texas Certificate”) and executed in accordance with the relevant provisions of the TBOC and (b) a Certificate of Formation in the form attached hereto as Exhibit A (the “Certificate of Formation”). The time on which such Texas Certificate is accepted by the Texas Secretary of State shall be the “Effective Time”. Simultaneously with the filing of the Texas Certificate, the Converting Entity is authorized and empowered to take any such actions as may be necessary or prudent in connection with the Conversion under the DGCL.

3.

Effects of the Conversion. The Conversion will have the effects set forth in the TBOC and, to the extent necessary, the DGCL, including without limitation the effects set forth in Section 1.c of this Plan. The Converted Entity will be responsible for the payment of all of the Converting Entity’s fees and franchise taxes and will be responsible for all of its debts and liabilities.

4.

Governance of the Converted Entity. On and after the Effective Time, the affairs of the Converted Entity shall be governed in accordance with the TBOC and the Certificate of Formation, and the Bylaws of the Converted Entity in substantially the form attached hereto as Exhibit B. Immediately after the Effective Time, the directors and officers of the Converting Entity shall continue as the directors and officers of the Converted Entity.

5.

Foreign Qualifications of the Converted Entity. For the purpose of authorizing the Converted Entity to do business in any state, territory, or dependency of the United States, including, but not limited to, Delaware, or of any foreign country in which it is necessary or expedient for the Converted Entity to transact business, the officers of the Converted Entity are hereby authorized and empowered to appoint and substitute all necessary agents or attorneys for service of process, to designate and to prepare, execute, and file, for and on behalf of the Converted Entity, all necessary certificates, reports, powers of attorney, and other instruments as may be required by the laws of such state, territory, dependency, or country to authorize the Converted Entity to transact business therein, and whenever it is expedient for the Converted Entity to cease doing business therein and withdraw therefrom, to revoke any appointment of agent or attorney for service of process, and to file such certificates, reports, revocation of appointment, or surrender of authority as may be necessary to terminate the authority of the Converted Entity to do business in any such state, territory, dependency, or country, and all actions taken by the officers of the Converted Entity prior to the Effective Time in furtherance of this Section 5 shall be, and each of them hereby is, approved, ratified and confirmed in all respects as the proper acts and deeds of the Converted Entity.

6.

Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein. It being understood that, notwithstanding anything to the contrary in this Plan, no provision of this Plan is intended to, or does, confer any rights or remedies on any current or former employee or other service provider of the Converting Entity (nor any other individual associated therewith) and none of such individuals shall be regarded for any purpose as a third party beneficiary to this Plan.

7.

Severability. Whenever possible, each term and provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any term or provision of this Plan is held to be prohibited by or invalid under applicable law or in any jurisdiction, such term or provision will be ineffective only to the extent, of such prohibition or invalidity, without invalidating the remainder of this Plan. Upon the determination that any term or provision of this Plan is invalid, illegal or unenforceable, such term or provision shall be deemed amended in such jurisdiction, without further action on the part of any person or entity, to the limited extent necessary to render the same valid, legal or enforceable.

[Signature Page Follows]

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IN WITNESS WHEREOF, ArcBest Corporation, a Delaware corporation, has caused this Plan to be executed by its duly authorized representative as of the date first stated above.

ArcBest Corporation
a Delaware corporation

By:
Name:
Title:

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Exhibit A

Certificate of Formation of the Converted Entity

[See attached]

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Exhibit B

Bylaws of the Converted Entity

[See attached]

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Appendix B

The ArcBest Corporation Board of Directors Resolutions approving the Reincorporation of the Company contemplated by Proposal IV is copied below.

ArcBest Corporation

Board of Directors

Resolution 5

February 19, 2026

The Board of Directors (the “Board”) of ArcBest Corporation (the “Company”), consented to and adopted the following resolutions at a regular meeting duly called and held on February 19, 2026.

Approval of Reincorporation from Delaware into Texas

WHEREAS, the Board has determined that it is in the best interests of the Company to reincorporate the Company from a corporation organized under the laws of the State of Delaware, into a corporation organized under the laws of the State of Texas (the “Reincorporation”);

WHEREAS, pursuant to the Reincorporation, the Board has been advised, and believes that it is within the Company’s best interest, to approve the Plan of Conversion, a copy of which is included in substantially the final form attached hereto as Exhibit 3 (the “Plan of Conversion”);

WHEREAS, the Company has been advised that upon the completion of the Reincorporation, the Company will cease to be governed by its existing Third Amended and Restated Certificate of Incorporation and existing Ninth Amended and Restated Bylaws and will instead be subject to the provisions of the proposed Texas Certificate of Formation (the “Texas Charter”) and the proposed Texas Bylaws (the “Texas Bylaws”), copies of which are included in substantially the final form attached hereto as Exhibit 4 and Exhibit 5;

NOW THEREFORE, BE IT RESOLVED, the Board declares it advisable and in the best interest of the Company to approve the Reincorporation.

Resolved Further, that the Board hereby adopts and approves the Reincorporation, and Plan of Conversion, Texas Charter and Texas Bylaws, attached substantially the final form attached hereto as Exhibit 3, Exhibit 4, and Exhibit 5, respectively.

Resolved Further, that pursuant to the terms of the Reincorporation, and upon the effectiveness of the Reincorporation, the Company will continue in existence as a Texas corporation and will continue to operate its business under the current name, “ArcBest Corporation;”

Resolved Further, that pursuant to the terms of the Reincorporation, and upon the effectiveness of the Reincorporation, the affairs of the Company will cease to be governed by Delaware corporate law and will instead be subject to Texas corporate law;

RESOLVED FURTHER, that the each of the Chief Executive Officer, Chief Financial Officer, and Chief Legal Officer of the Company be, and each of them hereby is, authorized, empowered and directed, for, in the name of, and on behalf of the Company, to take any and all actions necessary or desirable with respect to the Reincorporation, in compliance with the Company’s bylaws and applicable securities laws and regulations.

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Appendix C

The proposed Texas Certificate of Formation contemplated by Proposal IV is copied below.

CERTIFICATE OF FORMATION

OF

ARCBEST CORPORATION

ArcBest Corporation, a corporation organized and existing under the laws of the State of Texas (the “Corporation”), hereby certifies as follows:

1.

The Corporation was originally formed as a corporation incorporated under the laws of the State of Delaware (the “Delaware Corporation”) under the name Best Holding Corporation on August 23, 1988. The Delaware Corporation changed its name to Arkansas Best Corporation on March 16, 1992, and changed its name to ArcBest Corporation effective as of May 1, 2014.

2.

The Delaware Corporation was converted from a corporation incorporated under the laws of the State of Delaware into a corporation incorporated under the laws of the State of Texas under the name “ArcBest Corporation” on [•], 2026, pursuant to a plan of conversion adopted by the Company’s shareholders on [•], 2026.

ARTICLE I

The name of the Corporation is ArcBest Corporation. The Corporation is a for-profit corporation.

ARTICLE II

The name of the Corporation’s registered agent is Corporation Service Company, d/b/a CSC-Lawyers Incorporating Service Company. The initial address of the Corporation’s registered office in the State of Texas is 211 East 7th Street, Suite 620, Austin, Travis County, TX 78701-3218. The initial mailing address of the Corporation is 8401 McClure Drive, Fort Smith, Arkansas.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Texas Business Organizations Code (the “TBOC”).

ARTICLE IV

A.

The total number of shares of capital stock which the Corporation shall have the authority to issue is eighty million (80,000,000) consisting of (1) ten million (10,000,000) shares of Preferred Stock, $0.01 par value per share, and (2) seventy million (70,000,000) shares of Common Stock, $0.01 par value per share.

B.	Common Stock.

1.Each holder of Common Stock entitled to vote in accordance with the terms and provisions of this Certificate of Formation and the Bylaws of the Corporation shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such shareholder.

2.The voting, dividend, liquidation and other rights, powers and preferences of the holders of Common Stock are subject to, and qualified by, the rights, powers and preferences of any series of Preferred Stock as may be designated by the Board of Directors of the Corporation and outstanding from time to time.

C.	Designations, etc. of Preferred Stock.

1.Shares of Preferred Stock may be issued from time to time in one or more series, each such series to have distinctive serial designations, as shall hereafter be determined in the resolution or resolutions providing for the issue of such series from time to time adopted by the Board of Directors pursuant to the authority which is hereby vested in the Board of Directors.

2.Each series of Preferred Stock

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(i)may have such number of shares;

(ii)	may have such voting power, full or limited, or may be without voting power;
(iii)	may be subject to redemption at such time or times and at such prices;
(iv)

may be entitled to receive dividends (which may be cumulative or noncumulative), payable in cash, securities or property, at such rate or rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable in any other class or classes or series of stock;

(v)

may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation at such price or prices or at such rates of exchange, and with such adjustments;

(vi)	may be entitled to the benefit of a sinking fund or purchase fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;
(vii)

may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional stock (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption, or other acquisition by the Corporation or any subsidiary, of any outstanding stock of the Corporation, or of other affirmative or negative covenants;

(viii)	may have certain rights in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, and relative rights of priority of payment of shares of that series; and
(ix)

may have such other relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof; all as shall be stated in a resolution or resolutions providing for the issuance of such Preferred Stock. Except where otherwise set forth in the resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock, the number of shares comprising such series may be increased or decreased (but not below the number of shares then issued) from time to time by action of the Board of Directors.

ARTICLE V

In furtherance and not limitation of the powers conferred by the laws of the State of Texas, the Board of Directors is expressly authorized to alter, amend or repeal the Bylaws of the Corporation or to adopt new Bylaws.

ARTICLE VI

To the fullest extent permitted by the TBOC, a director or officer of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for an act or omission in such person’s capacity as a director or officer, except for liability for (i) any breach of such person’s duty of loyalty to the Corporation or its shareholders, (ii) acts or omissions not in good faith that constitute a breach of duty to the Corporation or involve intentional misconduct or a knowing violation of law, (iii) any transaction from which such person derived any improper benefit, regardless of whether the benefit resulted from an action taken within the scope of such person’s duties or (iv) an act or omission for which the liability of such person is expressly provided for by an applicable statute, except as permitted by the TBOC. If the TBOC is amended after the filing of this Certificate of Formation to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the TBOC, as so amended.

Any amendment, repeal or elimination of the foregoing paragraph by the shareholders of the Corporation shall be prospective only and shall not affect any limitation on liability of a director or officer of the Corporation for acts or omissions occurring before such amendment, repeal or elimination unless the provision provides otherwise at the time of such act or omission.

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ARTICLE VII

1.Designation of Initial Board of Directors.

The names of the initial Board of Directors shall be [•]1, and the addresses of such directors shall be P.O. Box 10048, Fort Smith, AR 72917-0048.

2.Number of Directors.

The initial number of Directors constituting the Board of Directors shall be as set at [•]2 and subsequently shall be fixed from time to time by resolution of the Board of Directors.

3.Right to Indemnification.

Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action or omission in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the TBOC, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue with respect to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that, except as provided in paragraph 2 of this Article with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding initiated by such indemnitee only if such proceeding was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if required by the TBOC, an advancement of expenses incurred by an indemnitee shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Article or otherwise.

[1]	To insert the names of the directors elected at the 2026 Annual Meeting of Stockholders.
[2]	To insert the number of directors elected at the 2026 Annual Meeting of Stockholders.

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4.Right of Indemnitee to Bring Suit.

If a claim under paragraph 1 of this Article is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation (except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days), the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, the indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the TBOC.

Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the TBOC, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled under this Article or otherwise to be indemnified, or to such advancement of expenses, shall be on the Corporation.

5.Non-Exclusivity of Rights.

The rights to indemnification and to the advancement of expenses conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation or any bylaw, agreement, vote of shareholders or disinterested directors or otherwise.

6.Insurance.

The Corporation may maintain insurance, at its expense, to protect itself and any indemnitee against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the TBOC.

7.Indemnity of Employees and Agents of the Corporation.

The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article or as otherwise permitted under the TBOC with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

ARTICLE VIII

The shareholders do not have statutory preemptive rights.

ARTICLE IX

Cumulative voting for the election of Directors shall not be permitted.

ARTICLE X

The affirmative vote of the holders of not less than a majority of the outstanding voting stock of the Corporation shall be required for the approval or authorization of any (i) merger or consolidation of the Corporation with or into any other corporation, (ii) sale, lease, exchange or other disposition of all or substantially all of the assets of the Corporation to or with any other corporation, person or other entity, (iii) dissolution of the Corporation, (iv) amendment of this Certificate of Formation, or (v) any other “fundamental action” or “fundamental business transaction” as defined in the TBOC.

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ARTICLE XI

Special meetings of the shareholders, for any purpose, may only be called by (i) the Chairman of the Board, (ii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors then in office, (iii) the President, or (iv) the Secretary of the Corporation upon a timely request in proper written form of the holders of record, as of the record date for determining the shareholders entitled to request a special meeting be called that is fixed in accordance with the Bylaws of the Corporation, of at least twenty-five percent (25%) of the shares of capital stock of the Corporation entitled to vote at the special meeting. No special meeting shall be called pursuant to clause (iv) unless such request complies with the procedures for calling a special meeting of stockholders as set forth in the Bylaws of the Corporation.

No action required to be taken or which may be taken at any annual or special meeting of shareholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by all holders of shares entitled to vote on such action. Any such action taken by written consent shall be delivered to the Corporation at its principal office.

ARTICLE XII

Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director or officer or other employee of the Corporation to the Corporation of the Corporation’s shareholders including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (c) any action asserting a claim against the Corporation or any current or former director or officer or other employee of the Corporation arising pursuant to any provision of the TBOC or this Certificate of Formation or the Bylaws (in each case, as they may be amended from time to time), (d) any action asserting a claim related to or involving the Corporation that is governed by the internal affairs doctrine or (e) any action asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC shall be in the First Business Court Division (“Business Court”) of the State of Texas (provided that if the Business Court determines that it lacks jurisdiction, the United States District Court for the Northern District of Texas (the “Federal Court”) or, if the Federal Court lacks jurisdiction, the state district court of Texas located in Tarrant County).

Unless the Corporation consents in writing to a jury trial, the Corporation and each shareholder, director, and officer of the Corporation hereby irrevocably and unconditionally waive any right that the Corporation or such person may have to a trial by jury in any legal action, proceeding, cause of action, counterclaim, cross-claim or third-party claim arising out of or relating to any “internal entity claim” as that term is defined in Section 2.115 of the TBOC. Each shareholder agrees that such shareholder’s holding or acquisition of shares of stock of the Corporation or, to the extent permitted by law, options or rights to acquire shares of stock of the Corporation following the adoption of this Certificate of Formation constitutes such shareholder’s intentional and knowing waiver of any right to trial by jury with respect to such claims.

ARTICLE XIII

A shareholder or group of shareholders shall not be required to comply with the requirements of Section 21.373 of the TBOC with respect to the submission of proposals to shareholders, and the Corporation hereby elects not to be governed by Section 21.373 of the TBOC, even if the Corporation at any time constitutes a “nationally listed corporation” as defined in the TBOC.

For purposes of Section 21.552(3) of the TBOC, the ownership threshold to institute a derivative proceeding in the right of the Corporation shall be a single share.

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IN WITNESS WHEREOF, this Certificate of Formation has been signed this [•] day of [•], 2026.

ARCBEST CORPORATION

By:
Name:
Title:

[Signature Page to the Certificate of Formation]

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Appendix D

The proposed Texas Bylaws contemplated by Proposal IV are copied below.

BYLAWS

OF ARCBEST CORPORATION

(A Texas corporation)

AS OF [•], 2026

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BYLAWS

OF

ARCBEST CORPORATION

AS OF [•], 2026

ARTICLE I - OFFICES

SECTION 1.1.Registered Office and Agent. The registered office and registered agent of the corporation shall be as designated from time to time by the appropriate filing by the corporation in the office of the Secretary of State of the State of Texas.

SECTION 1.2.Other Offices. The corporation may have other offices, either within or without the State of Texas, at such place or places as the Board of Directors may from time to time appoint or the business of the corporation may require.

ARTICLE II - MEETINGS OF SHAREHOLDERS

SECTION 2.1.Places of Meetings. Meetings of shareholders shall be held at such places within or without the State of Texas, including by means of remote communication as authorized by Section 6.002(a) of the Texas Business Organizations Code (the “TBOC”), as specified by the person or persons calling the meeting.

SECTION 2.2.Annual Meetings. Annual meetings of the shareholders for the election of directors and for such other business as may be stated in the notice of meeting, shall be held on the date and time as fixed by the Board of Directors. At each annual meeting, the shareholders entitled to vote shall elect directors and may transact such other corporate business as may be properly brought before the meeting. No business may be conducted at the annual meeting of shareholders except in accordance with the procedures set forth in Section 2.13.

SECTION 2.3.Special Meetings.

(a)Special meetings of the shareholders, for any purpose, may only be called by (i) the Chairman of the Board, (ii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors then in office, (iii) the President, or (iv) the Secretary of the corporation upon a timely request in proper written form of the holders of record as of the Requested Record Date (as defined below) of at least twenty-five percent (25%) of the shares of capital stock of the corporation entitled to vote at the special meeting (the “Requisite Percentage”), which request shall comply with this Section 2.3. Only business within the proper purpose or purposes described in the notice required by these bylaws may be conducted at a special meeting of the shareholders.

(b)No shareholder may request that the Secretary call a special meeting of the shareholders pursuant to clause (iv) of Section 2.3(a) unless a holder of record of shares of capital stock of the corporation (a “Record Date Requesting Person”) has first submitted a request in writing that the Board of Directors fix a record date for the purpose of determining the shareholders entitled to request that the Secretary call such special meeting (a “Requested Record Date”). Such written request shall include as to the Record Date Requesting Person, each Shareholder Associated Person (as defined below, but substituting “Record Date Requesting Person” in all places where “Proposing Person” appears in such definition), and the business desired to be brought before the special meeting, the information that would be set forth in a notice provided under Section 2.13 of these Bylaws as if such business were to be considered at an annual meeting of shareholders, except substituting “Record Date Requesting Person” in all places where “shareholder” appears in Section 2.13, as applicable.

(c)Within ten (10) business days after the Secretary receives a request to fix a Requested Record Date in proper form and otherwise in compliance with this Section 2.3 from a Record Date Requesting Person, the Board of Directors shall adopt a resolution fixing a Requested Record Date for the purpose of determining the shareholders entitled to request that the Secretary call a special meeting, which date shall not precede the date upon which the resolution fixing the Requested Record Date is adopted by the Board of Directors. Notwithstanding anything in this Section 2.3(c) to the contrary, no Requested Record Date shall be fixed if the Board of Directors determines that the request or requests that would otherwise be submitted following such Requested Record Date could not comply with the requirements set forth in Section 2.3.

(d)To be timely for purposes of clause (iv) of Section 2.3(a), the request to call a special meeting must be delivered to the Secretary at the principal executive offices of the corporation not later than the sixtieth (60th) day following the Requested Record Date. To be in proper written form, a request to call a special meeting (a “Special Meeting Request”) from a shareholder or shareholders holding the Requisite Percentage (together

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with any beneficial owner of Common Shares on whose behalf such request was made, a “Requesting Shareholder”) must be signed and dated by each such shareholder requesting the meeting, or a duly authorized agent of such Requesting Shareholder, and shall include, (i) a brief description of the business desired to be brought before the special meeting (including, without limitation, the matters proposed to be acted on at the special meeting), and (ii) unless such person is a Solicited Shareholder (as defined below), as to (A) each Requesting Shareholder, (B) each Shareholder Associated Person (as defined below, but substituting “Requesting Shareholder” in all places where “Proposing Person” appears in such definition), and (C) the business or nomination desired to be brought before the special meeting, the information that would be set forth in a notice provided under Section 2.13 at an annual meeting of shareholders. Each Requesting Shareholder (except for any Solicited Shareholder) shall comply with the obligations set forth in Section 2.13(a)(v) with respect to the Special Meeting Request, except that for purposes of this Section 2.3(d), the term “Requesting Shareholder” shall be substituted for the term “Proposing Person” in all places that it appears in Section 2.13(a)(v). For purposes of these Bylaws, a “Solicited Shareholder” shall mean a Shareholder that has provided a request to call a special meeting in response to a solicitation made pursuant to, and in accordance with, the Exchange Act (as defined below).

(e)Special meetings of shareholders shall be held at such date, time and location as determined by the Board of Directors; provided, however, that within ten (10) days following the date on which the Secretary has received a proper Special Meeting Request, the Board of Directors shall fix the record date and meeting date, time and location for the special meeting of shareholders; provided, further, that the date of any such special meeting shall be not more than ninety (90) days after the Special Meeting Request is received by the Secretary of the corporation. Subject to the foregoing provisions of this Section 2.3, the record date for the special meeting of shareholders shall be fixed in accordance with Section 6.3 below, and the Board of Directors shall provide notice of the special meeting of shareholders in accordance with Section 2.4 below.

(f)Notwithstanding the foregoing provisions of this Section 2.3, a special meeting requested by shareholders shall not be called or held if:

(i)the Special Meeting Request does not comply with this Section 2.3, or

(ii)the request relates to an item of business that is not a proper subject for shareholder action under applicable law, was made in a manner that involved a violation of applicable law, or otherwise does not comply with applicable law.

(g)No business shall be presented by a shareholder at a special meeting of shareholders except business described in the Special Meeting Request; provided, however, that nothing herein shall prohibit the Board of Directors from submitting additional matters to shareholders at any special meeting. If the presiding person of a special meeting determines that business was not properly brought before the special meeting in accordance with these Bylaws, the presiding person shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

(h)In determining whether a special meeting of shareholders has been requested by the holders of record of the Requisite Percentage, multiple Special Meeting Requests delivered to the Secretary will be considered together only if (i) each such request identifies substantially the same business to be brought before the special meeting (as determined in good faith by the Board of Directors), and (ii) such requests have been dated and delivered to the Secretary within sixty (60) days of the Requested Record Date.

(i)Any shareholder may revoke a request for a special meeting at any time prior to the special meeting of shareholders by written revocation delivered to the Secretary at the principal executive offices of the corporation. If, at any time after receipt by the Secretary of a proper request for a special meeting of shareholders, there are no longer valid requests from shareholders holding in the aggregate at least the Requisite Percentage, whether because of revoked requests, transfers of capital stock or otherwise, the Board of Directors, in its discretion, may cancel the special meeting.

(j)Any written notice, update or other information required to be delivered by a shareholder to the corporation pursuant to this Section 2.3 must be given by personal delivery, by overnight courier or by registered or certified mail, postage prepaid, to the Secretary at the corporation’s principal executive offices and shall be deemed not to have been delivered unless so given.

(k)Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the corporation’s notice of meeting (or any supplement thereto).

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SECTION 2.4.Notice of Meetings. Written notice, stating the place, date, and time of each meeting of the shareholders, the general nature of the business to be considered, and the means of remote communications (if any) by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting, shall be delivered to each shareholder personally, by mail or by electronic means where possible, not less than ten (10) nor more than sixty (60) days before the date of the meeting. If such notice is to be sent by mail, it shall be directed to each shareholder at his or her address as it appears on the records of the corporation, unless he or she shall have filed with the Secretary a written request that notices to him or her be mailed to some other address, in which case it shall be directed to him or her at such other address. Notice of any meeting of shareholders shall not be required to be given to any shareholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting is not lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy.

SECTION 2.5.Quorum. At any meeting of shareholders, the holders of a majority of all the issued and outstanding shares entitled to vote, represented in person or by proxy, shall constitute a quorum for the transaction of business, except as otherwise provided by laws of the State of Texas, the Certificate of Formation or these Bylaws. The shareholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

SECTION 2.6.Adjournments, Recess and Postponement. If a quorum shall not be present, in person or by proxy, at any meeting of shareholders or any adjournment thereof, the chairman of the meeting or a majority in interest of the shareholders entitled to vote thereat who are present, in person or by proxy, may adjourn the meeting from time to time, without notice other than announcement at the meeting (unless the Board of Directors, after such adjournment, fixes a new record date for the adjourned meeting), until a quorum shall be present, in person or by proxy. The chairman of the meeting may adjourn or recess any meeting of shareholders, annual or special, at any time and for any reason, whether or not a quorum is present, to reconvene at the same or some other place and notice need not be given of any such adjourned or recessed meeting if the time and place thereof are announced at the meeting at which the adjournment or recess is taken. At the adjourned or recessed meeting, any business may be transacted which may have been transacted at the original meeting; provided that, if the adjournment or recess is for more than thirty (30) days or if after the adjournment or recess a new record date is fixed for the adjourned or recessed meeting, a notice of the adjourned or recessed meeting shall be given to each shareholder of record entitled to vote at the adjourned or recessed meeting.

The Board of Directors may, at any time prior to the holding of a meeting of shareholders (annual or special), and for any reason, cancel, postpone or reschedule such meeting upon public notice given prior to the time previously scheduled for such meeting of shareholders. The meeting may be postponed or rescheduled to such time and place as is specified in the notice of postponement or rescheduling of such meeting.

SECTION 2.7.Order of Business. The order of business at all meetings of shareholders shall be as determined by the chairman of the meeting.

SECTION 2.8.Voting.

(a)When a quorum is present at any meeting, all questions or matters submitted to the shareholders shall be decided by the affirmative vote of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to such question or matter, except as otherwise provided by the Certificate of Formation, these Bylaws, including subsection (b) of this Section, or the laws of the State of Texas.

(b)Except as provided below in Section 3.5, each director in an Uncontested Election shall be elected by a vote of the majority of the votes cast with respect to that director’s election at the meeting at which a quorum is present. In an election that is not an Uncontested Election, the directors shall be elected by a plurality of the votes cast at the meeting at which a quorum is present, whether or not such election becomes an Uncontested Election after such date. “Uncontested Election” means an election in which the Secretary determines that the number of nominees does not exceed the number of directors to be elected as of the date seven (7) days prior to the scheduled mailing date of the proxy statement for such meeting. For purposes of this Section 2.8(b), a majority of votes cast shall mean that the number of shares voted “for” a nominee’s election exceeds the number of shares voted “against” that nominee’s election. “Abstentions” and “broker non-votes,” if applicable, shall not be included in the total number of votes cast or be counted as votes cast “for” or “against” any nominee’s election.

SECTION 2.9.Proxies.

(a)Each shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for him or her by proxy executed in writing by such shareholder, but no such proxy shall be voted

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or acted upon after eleven (11) months from its date of execution, unless the proxy provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and compliant with the TBOC.

(b)A proxy executed in writing may be in the form of a telegram, cablegram, or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram, or other means of electronic transmission was authorized by the person and as provided in the TBOC.

SECTION 2.10.List of Shareholders. Not later than the eleventh (11th) day before each meeting of shareholders, the Secretary or other officer of the corporation who has charge of the corporation’s stock ledger, either directly or through another officer appointed by him or her or through a transfer agent appointed by the Board of Directors, shall prepare a complete list of the shareholders that states (a) the name and address of each shareholder entitled to vote at the meeting, arranged in alphabetical order, (b) the type of shares held by each such shareholder, (c) the number of shares held by each such shareholder; and (d) the number of votes that each shareholder is entitled to if the number of votes is different from the number of shares. Nothing contained in this Section shall require the corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, for a period of at least ten (10) days prior to the meeting, either (i) on a reasonably accessible electronic network, provided, that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the registered office or principal executive office of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation shall take reasonable steps to ensure that such information is available only to shareholders of the corporation.

SECTION 2.11.Chairman of the Meeting. A person designated by the Board of Directors or, in the absence of such designation, the Chairman of the Board, if such office has been filled, or, if not or if the Chairman of the Board is absent or otherwise unable to act, the Lead Independent Director, if such office has been filled, or, if not or if the Lead Independent Director is absent or otherwise unable to act, the President or, if the President is absent or otherwise unable to act, a senior vice president or vice president, or in the absence of such persons, a person chosen at the meeting by the shareholders, shall preside at all meetings of shareholders (such person referred to herein as the “chairman of the meeting”). The Secretary shall keep the records of each meeting of shareholders. In his or her absence, the chairman of the meeting may appoint any person to act as secretary of the meeting.

SECTION 2.12.Inspectors.

(a)The corporation shall, in advance of any meeting of shareholders, appoint one or more inspectors to act at the meeting or any adjournment or postponement thereof and make a written report thereof. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of shareholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

(b)The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting, the existence of a quorum and the validity and effect of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, (v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots, and (vi) do such acts as are proper to conduct the election or vote. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be shareholders.

(c)The date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls.

(d)In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with Section 2.9(b)(ii), ballots and the regular books and records of the corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees, or similar persons that represent more votes than the holder of a proxy is authorized by the record owner to cast, or more votes than the shareholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the

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time they make their certification pursuant to Section 2.12(b)(v) of this Section shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspector’s belief that such information is accurate and reliable.

SECTION 2.13.Business to be Brought Before Annual or Special Meetings. All matters, including, without limitation, nominations of directors, to be considered and brought before any annual or special meeting of shareholders, whether or not such matter is to be, or has been, included in the corporation’s proxy statement prepared pursuant to the federal securities laws, including the proxy rules set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be properly brought before any such meeting only if in compliance with the procedures set forth in this Section 2.13 (other than nominations pursuant to Section 2.15 and proposals included in the corporation’s proxy statement pursuant to and in compliance with Rule 14a-8 under the Exchange Act).

(a)Annual Meetings of Shareholders.

(i)At an annual meeting of the shareholders, only such business shall be conducted, or nominations of persons for election to the Board of Directors made, as shall have been properly brought before the meeting (x) pursuant to the corporation’s notice of meeting, (y) by or at the direction of a majority of the members of the Board of Directors, or (z) by any shareholder who (i) is a shareholder of record at the time of giving of notice provided for in this Bylaw and at the time of the annual meeting, (ii) is entitled to vote at such meeting, and (iii) complies with the notice procedures set forth in this Section 2.13 as to such business or nomination; the foregoing clause (z) shall be the exclusive means for a shareholder to make nominations or submit other business (other than nominations pursuant to Section 2.15 and proposals included in the corporation’s proxy statement pursuant to and in compliance with Rule 14a-8 under the Exchange Act) before an annual meeting of shareholders.

(ii)For any nominations or any other business to be properly brought before an annual meeting by a shareholder pursuant to clause (z) of Section 2.13(a)(i), the shareholder must have given timely notice thereof in writing to the Secretary at the corporation’s principal executive offices and such other business must otherwise be a proper matter for shareholder action. To be timely, a shareholder’s notice must be delivered to or mailed by registered mail and received at the principal executive offices of the corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after the anniversary date of the preceding year’s annual meeting, notice by the shareholder to be timely must be received not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 100th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than one hundred (100) days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation. In no event shall any adjournment or postponement of an annual meeting of the shareholders or the announcement thereof commence a new time period for the giving of a shareholder’s notice as described above.

(iii)To be in proper form, a shareholder’s notice (whether given pursuant to Section 2.13(a)(i) or pursuant to Section 2.13(b)) to the Secretary must:

(A)set forth, as to the shareholder giving the notice and each beneficial owner, if any, on whose behalf the nomination or proposal is made and any Shareholder Associated Person (each a “Proposing Person” and together, the “Proposing Persons”):

(1)the name and address of each Proposing Person, as they appear on the corporation’s books, and the business address and telephone number of each Proposing Person,

(2)the class or series and number of shares of the corporation which are, directly or indirectly, owned beneficially and of record (within the meaning of Rule 13d-3 under the Exchange Act) by each Proposing Person and a description of the source and the amount of funds or other consideration used to acquire such capital stock,

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(3)(A) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the corporation or with a value derived in whole or in part from the value of any class or series of shares of the corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by each Proposing Person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the corporation of each Proposing Person, (B) any proxy, contract, arrangement, understanding or relationship pursuant to which any Proposing Person has, whether alone or with any other person, a right to vote, or the ability to control or otherwise influence, explicitly or implicitly, any other shareholder’s or Shareholder Associated Person’s voting of, any security of the corporation, (C) any short interest in any security of the corporation (for purposes of this Bylaw a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security) of such Proposing Person, (D) any rights to dividends on the shares of the corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the corporation, (E) any proportionate interest in shares of the corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such Proposing Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (F) any performance-related fees (other than an asset-based fee) that such Proposing Person is entitled to based on any increase or decrease in the value of shares of the corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such Proposing Person’s immediate family sharing the same household (which information shall be supplemented by such Proposing not later than ten (10) days after the record date for the meeting to disclose such ownership as of the record date),

(4)a reasonably detailed description of any agreement, arrangement or understanding between or among such Proposing Person and any other Proposing Person, any of their respective Affiliates (as defined in Section 2.13(c)) or Associates (as defined in Section 2.13(c)), and any other person or persons (including their names) in connection with the proposal of such nomination,

(5)a reasonably detailed description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, any such Proposing Person or any director nominee with respect to the corporation’s securities,

(6)any other information relating to each Proposing Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including Regulation 14A),

(7)a representation that the Proposing Person is a holder of record of stock of the corporation entitled to vote at such meeting, will continue to be a holder of record of stock of the corporation entitled to vote at such meeting through the date of such meeting and intends to appear in person or by proxy at the annual or special meeting, as may be the case, to propose such business or nomination,

(8)a representation as to whether any such Proposing Person intends or is part of a group that intends to (i) deliver a proxy statement and/or form of proxy to

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holders of at least the percentage of the voting power of the corporation’s outstanding capital stock required to elect each such nominee and/or (ii) otherwise to solicit proxies from shareholders in support of such nomination,

(9)a representation as to whether or not each Proposing Person intends to solicit proxies in support of director nominees other than the corporation’s nominees in accordance with Rule 14a-19 promulgated under the Exchange Act, and if so, set forth the names of the participants of the solicitation,

(10)a reasonably detailed description of the source of funds to be used by any such Proposing Person to fund the solicitation of votes in connection with the proposed nomination or business, and

(11)such other information relating to the proposed business or nomination as the corporation may reasonably request to determine whether such proposed business or nomination is a proper matter for shareholder action; and

(B)if the notice relates to any business other than a nomination of a director or directors that the shareholder proposes to bring before the meeting, set forth:

(1)a reasonably detailed description of the business desired to be brought before the meeting,

(2)the text of the proposed business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the Certificate of Formation or any policy of the corporation, the language of the proposed amendment),

(3)a reasonably detailed description of the reasons for conducting such business at the meeting,

(4)a reasonably detailed description of any interest, direct or indirect, monetary or non-monetary, of each Proposing Person in the proposed business, including any anticipated benefit therefrom to be received by each Proposing Person, and

(5)any other information relating to the proposed business that is required to be disclosed under applicable law;

(C)set forth, as to each person, if any, whom the Proposing Person proposes to nominate for election or reelection to the Board of Directors:

(1)the name, age, business address and residence address of such person,

(2)the principal occupation or employment of such person (present and for the past five (5) years),

(3)the class or series and number of shares of capital stock of the corporation which are owned beneficially and of record by such person,

(4)all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, including but not limited to Regulation 14A, including, without limitation, such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected,

(5)a complete and accurate description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships,

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between or among each Proposing Person, on the one hand, and each proposed nominee, and his or her respective Affiliates and Associates, or others acting in concert therewith, on the other hand, including, without limitation all biographical and related party transaction and other information that would be required to be disclosed pursuant to the federal and state securities laws as if each Proposing Person were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant, and

(6)any other information relating to the proposed nomination that is required to be disclosed under applicable law;

(D)with respect to each nominee for election or reelection to the Board of Directors, include a completed and signed questionnaire, representation and agreement required by Section 2.13(d).

“Shareholder Associated Person” of any Proposing Person means (1) any beneficial owner of shares of stock of the corporation on whose behalf any proposal or nomination is made by such Proposing Person; (2) any Affiliates or Associates of such Proposing Person or any beneficial owner described in clause (1); and (3) each other person with whom any of the persons described in the foregoing clauses (1) and (2) either is acting in concert with respect to the corporation or has any agreement, arrangement or understanding (whether written or oral) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy given to such person in response to a public proxy solicitation made generally by such person to all shareholders entitled to vote at any meeting) or disposing of any capital stock of the corporation or to cooperate in obtaining, changing or influencing the control of the corporation (except independent financial, legal and other advisors acting in the ordinary course of their respective businesses).

The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation (a) to determine the character, fitness and eligibility of such proposed nominee to serve as a director of the corporation, including with respect to qualifications established by any committee of the Board, (b) to determine whether such nominee qualifies as an “independent director” or “audit committee financial expert” under applicable law, securities exchange rule or regulation, or any publicly-disclosed corporate governance guideline or committee charter of the corporation, and (c) that could be material to a reasonable shareholder’s understanding of the independence and qualifications, or lack thereof, of such nominee. The nominee will provide facts, statements and other information in all communications with the corporation and its shareholders that are or will be true and correct in all material respects and have not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(iv)Notwithstanding anything in the second sentence of Section 2.13(a)(ii) to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement by the corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting of shareholders, a shareholder’s notice required by Section 2.13 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the corporation’s principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.

(v)A Proposing Person providing notice of business or any nomination proposed to be brought before a meeting shall further update and supplement such notice so that the information provided or required to be provided in such notice pursuant to this Section 2.13 shall be true and correct (a) as of the record date for the meeting and (b) as of the date that is ten (10) business days prior to the meeting or any adjournment, recess, rescheduling or postponement thereof. All information provided in the Proposing Person’s notice must be true, complete, and correct as of the date of its initial submission to the corporation, and any supplements to such initial shareholder’s notice shall be true, complete, and correct as of the dates provided in the preceding sentence, and any such update or supplement shall be made only to the extent that information has changed since the Proposing Person’s prior submission of his or her notice. Any such update or supplement shall be delivered to, or mailed and received by the Secretary at the principal executive offices of the corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date) and not later than seven (7) business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to) or any adjournment, recess, rescheduling or

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postponement thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment, recess, rescheduling or postponement thereof).

(b)Special Meetings of Shareholders. Only such business (including nominations and elections of directors) shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the corporation’s notice of meeting by or at the direction of the Board of Directors, including on behalf of the Board of Directors by a Nominating Committee appointed by the Board of Directors, or provided that the Board of Directors has determined that directors shall be elected at such meeting, by any shareholder who (a) is a shareholder of record at the time of giving of notice provided for in this bylaw and at the time of the special meeting, (b) is entitled to vote at the meeting, and (c) complies with the notice procedures set forth in Section 2.13 as to such nomination. In the event the corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any such shareholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the corporation’s notice of meeting, if the shareholder’s notice required by Section 2.13(a)(ii) with respect to any nomination (including the completed and signed questionnaire, representation and agreement required by Section 2.13(d)) shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the close of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 100th day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than one hundred (100) days prior to the date of such special meeting, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall any adjournment, recess or postponement of a special meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice as described above.

(c)General.

(i)Only such persons who are nominated in accordance with (i) the procedures set forth in these Bylaws and (ii) applicable law shall be eligible to be nominees and serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in Section 2.13 (other than nominations pursuant to Section 2.15 and proposals included in the corporation’s proxy statement pursuant to and in compliance with Rule 14a-8 under the Exchange Act). Except as otherwise provided by law, the Certificate of Formation or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in Section 2.13 and, if any proposed nomination or business is not in compliance with Section 2.13, to declare that such defective proposal or nomination shall be disregarded.

(ii)For purposes of Section 2.13 and Section 2.15, “public announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(iii)Notwithstanding the foregoing provisions of Section 2.13, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in Section 2.13; provided, however, that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to clause (z) of Section 2.13(a)(i) or Section 2.13(b). Nothing in Section 2.13 shall eliminate or limit any obligations of any shareholder pursuant to Rule 14a-8 under the Exchange Act or any other applicable federal or state securities law with respect to that shareholder’s request to include proposals in the corporation’s proxy statement.

(iv)Any shareholder directly or indirectly soliciting proxies from other shareholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board of Directors.

(v)For purposes of Section 2.13 and Section 2.15, the terms “Affiliate” and “Associate” shall have the respective meanings set forth in Rule 12b-2 promulgated under the Exchange Act. For

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purposes of these Bylaws, “business day” shall any day other than Saturday, Sunday or a day on which banks are closed in New York City, New York.

(d)Submission of Questionnaire, Representation and Agreement. To be eligible to be a nominee for election or reelection as a director of the corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 2.13) to the Secretary at the principal executive offices of the corporation a written questionnaire with respect to the background and qualification of such person, including all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, including but not limited to Regulation 14A (and including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request at least ten (10) days prior to the submission of the Proposing Person’s notice) and a written representation and agreement (in the form provided by the Secretary upon written request at least ten (10) days prior to the submission of the Proposing Person’s notice) that such person is not and will not become a party to (x) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the corporation or (y) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the corporation, with such person’s fiduciary duties under applicable law, is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, if elected as a director of the corporation, intends to serve as a director for a full term, and in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the corporation, will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the corporation, understands that any material breach of these by a director may constitute cause for removal from the Board of Directors, without limiting any other causes for removal under the corporation’s Certificate of Formation, these Bylaws or otherwise under law, agrees to abide by and adhere to his or her fiduciary duties under applicable law, and acknowledges that a material breach by a director of any of the foregoing may constitute cause for removal of such director by the Board of Directors.

(e)Rule 14a-19. Notwithstanding the foregoing provisions of this Section, unless otherwise required by law, (i) no Proposing Person shall solicit proxies in support of director nominees other than the corporation’s nominees unless such Proposing Person has complied with Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies, including, without limitation, the provision to the corporation of notices required thereunder in a timely manner and (ii) if any Proposing Person (1) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act and (2) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the Exchange Act, including, without limitation, the provision to the corporation of notices required thereunder in a timely manner, then (A) such Proposing Person must promptly notify the corporation of such non-compliance and (B) the corporation shall disregard any proxies or votes solicited for the Proposing Person’s candidates. Upon request by the corporation, if any Proposing Person provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such Proposing Person shall deliver to the corporation, no later than five (5) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.

SECTION 2.14.Rules of Conduct for Shareholder Meetings. All shareholder meetings, annual or special, shall be governed in accordance with the following rules:

(a)Only shareholders of record will be permitted to present motions from the floor at any meeting of shareholders.

(b)The chairman of the meeting shall preside over and conduct the meeting and all questions of procedure or conduct of the meeting shall be decided solely by the chairman of the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of shareholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of the meeting may prescribe such rules, regulations and procedures and do all such acts as, in the judgment of such chairman of the meeting, are appropriate for the proper conduct of the meeting. Among other things, the chairman of the meeting shall have the power (i) to prescribe an agenda for the meeting, (ii) to adjourn or recess the meeting, (iii) to silence or expel persons to ensure the orderly conduct of the meeting, (iv) to declare

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motions or persons out of order, (v) to impose reasonable time limits on questions and remarks by any shareholder, (vi) to limit the number of questions a shareholder may ask, (vii) to limit the nature of questions and comments to one subject matter at a time as dictated by any agenda for the meeting, (viii) to limit the number of speakers or persons addressing the chairman of the meeting or the meeting, (ix) to determine when the polls shall be closed, (x) to limit the attendance at the meeting to shareholders of record, beneficial owners of stock who present letters from the record holders confirming their status as beneficial owners, and the proxies of such record and beneficial holders, (xi) to restrict the use of audio or video recording devices at the meeting, and (xii) to prescribe any other rules and procedures for maintaining order at the meeting and the safety of those present.

(c)Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure.

(d)The Board of Directors, acting in its sole discretion, may establish guidelines and procedures in accordance with applicable provisions of the TBOC and any other applicable law for the participation by shareholders and proxy holders in a meeting of shareholders by remote communications, and may determine that any meeting of shareholders will not be held at any place but will be held solely by means of remote communications. Shareholders and proxy holders complying with such procedures and guidelines and otherwise entitled to vote at such meeting of shareholders shall be deemed present in person and entitled to vote at such meeting of shareholders, whether such meeting is held at a designated place or solely by means of remote communication.

SECTION 2.15.Proxy Access for Director Nominations.

(a)Whenever the Board of Directors solicits proxies with respect to the election of directors at an annual meeting of shareholders, subject to the provisions of this Section 2.15, the corporation shall include in its proxy statement for such annual meeting, in addition to any persons nominated for election by the Board of Directors or any committee thereof, the name, together with the Proxy Access Required Information (as defined below), of any person nominated for election (the “Shareholder Nominee”) to the Board of Directors by a shareholder or group of no more than twenty (20) shareholders that satisfies the requirements of this Section 2.15 (such shareholder or group, including each member thereof to the extent context requires, the “Eligible Shareholder”) and that expressly elects at the time of providing the notice required by this Section 2.15 (the “Notice of Proxy Access Nomination”) to have such nominee included in the corporation’s proxy materials pursuant to this Section 2.15. For purposes of this Section 2.15, the “Proxy Access Required Information” that the corporation will include in its proxy statement is (i) the information provided to the Secretary concerning the Shareholder Nominee and the Eligible Shareholder that is required to be disclosed in the corporation’s proxy statement pursuant to Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder and (ii) if the Eligible Shareholder so elects, a Supporting Statement (as defined below). The Proxy Access Required Information must be provided with the Notice of Proxy Access Nomination. Nothing in this Section 2.15 shall limit the corporation’s ability to solicit against any Shareholder Nominee or include in its proxy materials the corporation’s own statements or other information relating to any Eligible Shareholder or Shareholder Nominee, including any information provided to the corporation pursuant to this Section 2.15.

(b)The maximum number of Shareholder Nominees nominated by all Eligible Shareholders that will be included in the corporation’s proxy materials with respect to an annual meeting of shareholders shall not exceed the greater of (i) two (2) or (ii) twenty-five percent (25%) of the number of directors in office as of the last day on which a Notice of Proxy Access Nomination may be delivered pursuant to and in accordance with this Section 2.15 (the “Final Proxy Access Nomination Date”) or, if such amount is not a whole number, the closest whole number below twenty-five percent (25%) of such number of directors. In the event that one or more vacancies for any reason occurs on the Board of Directors after the Final Proxy Access Nomination Date but before the date of the annual meeting and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the maximum number of Shareholder Nominees included in the corporation’s proxy materials shall be calculated based on the number of directors in office as so reduced. The maximum number of Shareholder Nominees provided for in this Section 2.15 for any annual meeting shall be reduced by the number of individuals (if any) who will be included in the corporation’s proxy statement as nominees recommended by the Board of Directors pursuant to an agreement, arrangement or other understanding with a shareholder or group of shareholders (other than any such agreement, arrangement or understanding entered into in a connection with an acquisition of capital stock from the corporation by such shareholder or group of shareholders). For purposes of determining when the maximum number of Shareholder Nominees provided for in this Section 2.15 has been reached, each of the following persons shall be counted as one of the Shareholder Nominees:

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(i)any individual nominated by an Eligible Shareholder for inclusion in the corporation’s proxy materials pursuant to this Section 2.15 whose nomination is subsequently withdrawn; and

(ii)any individual nominated by an Eligible Shareholder for inclusion in the corporation’s proxy materials pursuant to this Section 2.15 whom the Board of Directors decides to nominate for election to the Board of Directors.

Any Eligible Shareholder submitting more than one Shareholder Nominee for inclusion in the corporation’s proxy materials pursuant to this Section 2.15 shall rank such Shareholder Nominees based on the order in which the Eligible Shareholder desires such Shareholder Nominees to be selected for inclusion in the corporation’s proxy materials. In the event that the number of Shareholder Nominees submitted by Eligible Shareholders pursuant to this Section 2.15 exceeds the maximum number of Shareholder Nominees provided for in this Section 2.15, the highest ranking Shareholder Nominee who meets the requirements of this Section 2.15 from each Eligible Shareholder will be selected for inclusion in the corporation’s proxy materials until the maximum number is reached, going in order of the amount (largest to smallest) of shares of capital stock of the corporation each Eligible Shareholder disclosed as owned in its Notice of Proxy Access Nomination. If the maximum number is not reached after the highest ranking Shareholder Nominee who meets the requirements of this Section 2.15 from each Eligible Shareholder has been selected, then the next highest ranking Shareholder Nominee who meets the requirements of this Section 2.15 from each Eligible Shareholder will be selected for inclusion in the corporation’s proxy materials, and this process will continue as many times as necessary, following the same order each time, until the maximum number is reached.

(c)In order to make a nomination pursuant to this Section 2.15, an Eligible Shareholder must have continuously owned (as hereinafter defined) for at least three (3) years as of the date the Notice of Proxy Access Nomination is delivered to, or mailed and received by, the Secretary in accordance with this Section 2.15 (the “Minimum Holding Period”) a number of shares of capital stock of the corporation that represents at least three percent (3%) of the voting power of the shares of capital stock of the corporation entitled to vote in the election of directors (the “Required Shares”), and must continue to own the Required Shares through the date of the annual meeting. For purposes of this Section 2.15, an Eligible Shareholder shall be deemed to “own” only those outstanding shares of capital stock of the corporation as to which the shareholder possesses both (A) the full voting and investment rights pertaining to the shares, and (B) the full economic interest in (including the opportunity for profit from and risk of loss on) such shares; provided, however, that the number of shares calculated in accordance with the immediately preceding clauses (A) and (B) shall not include any shares:

(i)sold by such shareholder or any of its Affiliates in any transaction that has not been settled or closed;

(ii)borrowed by such shareholder or any of its Affiliates for any purposes or purchased by such shareholder or any of its Affiliates pursuant to an agreement to resell; or

(iii)subject to any contract of sale or Derivative Instrument or similar instrument or agreement entered into by such shareholder or any of its Affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of outstanding stock of the corporation, if, in any such case, such instrument or agreement has, or is intended to have, the purpose or effect of: (x) reducing in any manner, to any extent or at any time in the future, such shareholder’s or its Affiliates’ full right to vote or direct the voting of any such shares, and/or (y) hedging, offsetting or altering to any degree any gain or loss realized or realizable from maintaining the full economic ownership of such shares by such shareholder or Affiliate.

For purposes of this Section 2.15, a shareholder shall “own” shares held in the name of a nominee or other intermediary so long as the shareholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares, and a person’s ownership of shares shall be deemed to continue during any period in which (1) the shareholder has loaned such shares, provided that the person has the power to recall such loaned shares on five (5) business days’ notice or (2) the shareholder has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement which is revocable at any time by the shareholder. For purposes of this Section 2.15, the terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings, and whether outstanding shares of the stock of the corporation are “owned” for these purposes shall be determined by the Board of Directors or any committee thereof.

(d)Requirements for a Group.

(i)Whenever the Eligible Shareholder consists of a group of shareholders: (A) a group of funds under common management and investment control, a group of funds under common management

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and funded primarily by the same employer, and a “family of investment companies” or a “group of investment companies” (each as defined in the Investment Company Act of 1940, as amended) shall be treated as one shareholder; (B) each provision in this Section 2.15 that requires the Eligible Shareholder to provide any written statements, representations, undertakings, agreements or other instruments or to meet any other conditions shall be deemed to require each shareholder (including each individual fund that is a member of a group of funds treated as one shareholder) that is a member of such group to provide such statements, representations, undertakings, agreements or other instruments and to meet such other conditions (except that the members of such group may aggregate their shareholdings in order to meet the three percent (3%) ownership requirement of the “Required Shares” definition); (C) a breach of any obligation, agreement or representation under this Section 2.15 by any member of such group shall be deemed a breach by the Eligible Shareholder; and (D) the Notice of Proxy Access Nomination must designate one member of the group for purposes of receiving communications, notices and inquiries from the corporation and otherwise authorize such member to act on behalf of all members of the group with respect to all matters relating to the nomination under this Section 2.15 (including withdrawal of the nomination).

(ii)Whenever the Eligible Shareholder consists of a group of shareholders aggregating their shareholdings in order to meet the three percent (3%) ownership requirement of the “Required Shares” definition: (A) such ownership shall be determined by aggregating the lowest number of shares continuously owned by each such shareholder during the Minimum Holding Period; and (B) the Notice of Proxy Access Nomination must indicate, for each such shareholder, such lowest number of shares continuously owned by such shareholder during the Minimum Holding Period.

(iii)Any group of funds, family of investment companies or group of investment companies whose shares are aggregated for purposes of constituting an Eligible Shareholder must, within five (5) business days after the date of the Notice of Proxy Access Nomination, provide documentation reasonably satisfactory to the corporation that demonstrates that the funds are, as applicable, under common management and investment control, under common management and funded primarily by the same employer; or a “family of investment companies” or a “group of investment companies” (each as defined in the Investment Company Act of 1940, as amended). No person may be a member of more than one group of shareholders constituting an Eligible Shareholder with respect to any annual meeting. For the avoidance of doubt, a shareholder may withdraw from a group of shareholders constituting an Eligible Shareholder at any time prior to the annual meeting and if, as a result of such withdrawal, the Eligible Shareholder no longer owns the Required Shares, the nomination shall be disregarded as provided in clause (j)(i) (G) of this Section 2.15.

(e)Nominations by shareholders pursuant to this Section 2.15 must be made pursuant to timely notice to the Secretary in accordance with this Section 2.15. To be timely, a Notice of Proxy Access Nomination must be delivered to the Secretary at the principal executive offices of the corporation by registered mail or a nationally recognized private overnight courier service not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the date (as stated in the corporation’s proxy materials) the definitive proxy statement was first made available to shareholders in connection with the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, a Notice of Proxy Access Nomination to be timely must be so delivered not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made by the corporation. In no event shall any adjournment or recess of an annual meeting, or a postponement, judicial stay or rescheduling of an annual meeting for which notice of the meeting has already been given to shareholders or with respect to which there has been a public announcement of the date of the meeting, commence a new time period (or extend any time period) for the giving of a Notice of Proxy Access Nomination pursuant to this Section 2.15.

(f)To be in proper form for purposes of this Section 2.15, the Notice of Proxy Access Nomination must include or be accompanied by the following:

(i)to the extent not otherwise required by this Section 2.15, the information and representations that would be required to be set forth in a shareholder’s notice of a nomination pursuant to Section 2.13;

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(ii)the written consent of each Shareholder Nominee to be named in the corporation’s proxy statement and form of proxy as a nominee and to serve as a director if elected, in form and substance reasonably satisfactory to the corporation;

(iii)in form and substance reasonably satisfactory to the corporation, one or more written statements from the record holder of the Required Shares (and from each intermediary through which the Required Shares are or have been held during the Minimum Holding Period) verifying that, as of a date within seven (7) calendar days prior to the date the Notice of Proxy Access Nomination is delivered to the Secretary, the Eligible Shareholder owns, and has owned continuously for the Minimum Holding Period, the Required Shares, and the Eligible Shareholder’s agreement to provide one or more written statements from the record holder and such intermediaries verifying the Eligible Shareholder’s continuous ownership of the Required Shares through the record date for determining the shareholders entitled to receive notice of the annual meeting, which statements must be provided within five (5) business days after the record date;

(iv)a copy of the Schedule 14N that has been filed with the SEC as required by Rule 14a-18 under the Exchange Act;

(v)a representation in form and substance reasonably satisfactory to the corporation that the Eligible Shareholder: (A) will continue to hold the Required Shares through the date of the annual meeting; (B) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control at the corporation, and does not presently have such intent; (C) has not nominated and will not nominate for election to the Board of Directors at the annual meeting any person other than the Shareholder Nominee(s) it is nominating pursuant to this Section 2.15; (D) has not engaged and will not engage in, and has not and will not be a participant (as defined in Instruction 3 to Item 4 of Schedule 14A under the Exchange Act) in, another person’s “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting other than its Shareholder Nominee(s) or a nominee of the Board of Directors; (E) has not distributed and will not distribute to any shareholder of the corporation any form of proxy for the annual meeting other than the form distributed by the corporation; (F) has complied and will comply with all laws and regulations applicable to solicitations and the use, if any, of soliciting material in connection with the annual meeting; (G) will file with the SEC any solicitation or other communication with the corporation’s shareholders relating to the meeting at which the Shareholder Nominee will be nominated, regardless of whether any such filing is required under Regulation 14A of the Exchange Act or whether any exemption from filing is available for such solicitation or other communication under Regulation 14A of the Exchange Act; and (H) has provided and will provide facts, statements and other information in all communications with the corporation and its shareholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make such information, in light of the circumstances under which it was or will be made or provided, not misleading;

(vi)an undertaking in form and substance reasonably satisfactory to the corporation that the Eligible Shareholder agrees to: (A) assume all liability stemming from any legal or regulatory violation arising out of communications with the shareholders of the corporation by the Eligible Shareholder, its Affiliates and Associates or their respective agents and representatives, either before or after providing a Notice of Proxy Access Nomination pursuant to this Section 2.15, or out of the facts, statements or other information that the Eligible Shareholder or its Shareholder Nominee(s) provided to the corporation in connection with the inclusion of such Shareholder Nominee(s) in the corporation’s proxy materials; and (B) indemnify and hold harmless the corporation and each of its directors, officers and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the corporation or any of its directors, officers or employees arising out of any nomination submitted by the Eligible Shareholder pursuant to this Section 2.15; and

(vii)a written representation and agreement in form and substance reasonably satisfactory to the corporation from each Shareholder Nominee that such Shareholder Nominee: (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, or any commitment or assurance to, any person or entity as to how such Shareholder Nominee, if elected as a director of the corporation, will act or vote on any issue or question to be decided by the Board of Directors or that otherwise relates to the corporation or such Shareholder Nominee’s service on the Board of Directors that has not been disclosed to the corporation or (2) any such agreement, arrangement or understanding that could limit or interfere with such Shareholder Nominee’s ability to comply, if elected as a director of

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the corporation, with such Shareholder Nominee’s fiduciary duties under applicable law; (B) is not and will not become a party to any compensatory, payment or other financial agreement, arrangement or understanding with any person other than with the corporation, including any agreement to indemnify such Shareholder Nominee for obligations arising as a result of his or her service as a director of the corporation, in connection with such Shareholder Nominee’s nomination with respect to the corporation or service or action as a director of the corporation that has not been disclosed to the corporation; (C) will, if elected as a director of the corporation, comply with all applicable laws and stock exchange listing standards, the Certificate of Formation, these Bylaws and the corporation’s policies, guidelines and principles applicable to directors, including, without limitation, the corporation’s Corporate Governance Guidelines, Code of Conduct and confidentiality, stock ownership and trading policies and guidelines, and any other codes, policies and guidelines or any rules, regulations and listing standards, in each case as applicable to directors (which other codes, policies and guidelines will be provided to such Shareholder Nominee within ten (10) days after the Secretary receives any written request therefor from such Shareholder Nominee), and all applicable fiduciary duties under state law; and (D) will make such other acknowledgments, enter into such agreements and provide such information as the Board of Directors requires of all directors, including promptly submitting all completed and signed questionnaires required of the corporation’s directors.

(g)In addition to the information required pursuant to clause (f) of this Section 2.15 or any other provision of these Bylaws, the corporation also may require each Shareholder Nominee to furnish any other information:

(i)as may reasonably be required by the corporation to determine the eligibility of the Shareholder Nominee to serve as an independent director of the corporation in accordance with the corporation’s Corporate Governance Guidelines or the applicable listing requirements of any securities exchange on which the corporation’s capital stock is listed for trading;

(ii)that could be material to a reasonable shareholder’s understanding of the independence or lack of independence of the Shareholder Nominee; or

(iii)that may reasonably be required to determine the eligibility of such Shareholder Nominee to serve as a director of the corporation.

(h)The Eligible Shareholder may, at its option, provide to the Secretary, at the time the Notice of Proxy Access Nomination is provided, a written statement, not to exceed 500 words, in support of the Shareholder Nominee(s)’ candidacy (a “Supporting Statement”). Only one Supporting Statement may be submitted by an Eligible Shareholder (including any group of shareholders together constituting an Eligible Shareholder) in support of its Shareholder Nominee(s). Notwithstanding anything to the contrary contained in this Section 2.15, the corporation may omit from its proxy materials any information or Supporting Statement (or portion thereof) that it in good faith believes would violate any applicable law or regulation.

(i)In the event that any information provided by an Eligible Shareholder or a Shareholder Nominee to the corporation or its shareholders ceases to be true and correct in all material respects or omits a material fact necessary to make such information, in light of the circumstances under which it was made or provided, not misleading, such Eligible Shareholder or Shareholder Nominee, as the case may be, shall promptly notify the Secretary of any defect in such previously provided information and of the information that is required to correct any such defect; it being understood that providing such notification shall not be deemed to cure any such defect or limit the remedies available to the corporation relating to any such defect (including the right to omit a Shareholder Nominee from its proxy materials pursuant to this Section 2.15). In addition, any person providing information pursuant to this Section 2.15 shall update such information, if necessary, so such information is true and correct in all material respects as of the record date for determining the shareholders entitled to receive notice of the annual meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment, postponement or rescheduling thereof, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the corporation by registered mail or a nationally recognized private overnight courier service not later than the close of business ten (10) days after the record date for determining the shareholders entitled to receive notice of the annual meeting (in the case of the update required to be made as of the record date), and not later than the close of business eight (8) business days prior to the date of the meeting or any adjournment, postponement or rescheduling thereof (or, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned, postponed or

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rescheduled) (in the case of the update required to be made as of ten (10) business days prior to the meeting or any adjournment, postponement or rescheduling thereof).

(i)Other Reasons to Exclude Shareholder Nominee.

(i)Notwithstanding anything to the contrary contained in this Section 2.15, the corporation shall not be required to include, pursuant to this Section 2.15, a Shareholder Nominee in its proxy materials: (A) if such Shareholder Nominee would not be an independent director under the corporation’s Corporate Governance Guidelines or the applicable listing requirements of any securities exchange on which the corporation’s capital stock is listed for trading, as determined by the Board of Directors or any committee thereof; (B) if such Shareholder Nominee’s election as a member of the Board of Directors would cause the corporation to be in violation of these Bylaws, the Certificate of Formation, the applicable listing requirements of any securities exchange on which the corporation’s capital stock is listed for trading, or any applicable state or federal law, rule or regulation; (C) if such Shareholder Nominee is or has been, within the past three (3) years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914; (D) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten (10) years; (E) if such Shareholder Nominee is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act of 1933, as amended; (F) if such Shareholder Nominee or the Eligible Shareholder who nominated such Shareholder Nominee provides any facts, statements or other information to the corporation or its shareholders required or requested pursuant to this Section 2.15 that is not true and correct in all material respects or that omits a material fact necessary to make such information, in light of the circumstances in which it is made or provided, not misleading; or (G) if such Shareholder Nominee or the Eligible Shareholder who nominated such Shareholder Nominee otherwise contravenes any of the agreements or representations made by such Shareholder Nominee or Eligible Shareholder or fails to comply with its obligations pursuant to this Section 2.15.

(ii)Notwithstanding anything to the contrary contained in this Section 2.15, if either: (A) a Shareholder Nominee and/or the applicable Eligible Shareholder breaches any of its or their obligations, agreements or representations under this Section 2.15; or (B) the Shareholder Nominee otherwise becomes ineligible for inclusion in the corporation’s proxy materials pursuant to this Section 2.15 or dies, becomes disabled or is otherwise disqualified from being nominated for election or serving as a director of the corporation, in each case under this clause (B) as determined by the Board of Directors, any committee thereof or the chairman of the annual meeting, then: (1) the corporation may omit or, to the extent feasible, remove the information concerning such Shareholder Nominee and the related Supporting Statement from its proxy materials and/or otherwise communicate to its shareholders that such Shareholder Nominee will not be eligible for election at the annual meeting; (2) the corporation shall not be required to include in its proxy materials for that annual meeting any successor or replacement nominee proposed by the applicable Eligible Shareholder or any other Eligible Shareholder; and (3) the Board of Directors or the chairman of the annual meeting shall declare such nomination to be invalid, such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the corporation and the named proxies will not vote any proxies received from shareholders with respect to such Shareholder Nominee. In addition, if the Eligible Shareholder (or a person that is (1) a duly authorized officer, manager or partner of such shareholder or (2) authorized by a writing executed by such shareholder (or a reliable reproduction or an electronic transmission of such a writing) delivered by such shareholder to the Secretary at the principal executive offices of the corporation prior to the making of any nomination at a meeting of shareholders stating that such person is authorized to act for such shareholder as proxy at the meeting of shareholders, which writing (or a reliable reproduction or an electronic transmission of such a writing) must be produced at least twenty-four (24) hours prior to the meeting of shareholders) does not appear at the annual meeting to present any nomination pursuant to this Section 2.15, such nomination shall be disregarded as provided in the immediately preceding clause (3).

(j)This Section 2.15 shall be the exclusive method for shareholders to include nominees for director in the corporation’s proxy materials, except to the extent required by Rule 14a-19 promulgated under the Exchange Act.

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ARTICLE III - BOARD OF DIRECTORS

SECTION 3.1.General Powers. The Board of Directors shall exercise or authorize the exercise of the powers of the corporation and direct the management of the business and affairs of the corporation. Subject to the restrictions imposed by law, the Certificate of Formation or these Bylaws, the Board of Directors may exercise all the powers of the corporation and do all such lawful acts and things as are not by law or otherwise directed or required to be exercised or done by the shareholders.

SECTION 3.2.Term and Number of Directors.

(a)At each annual meeting of shareholders, each director shall be elected to serve until the next annual meeting of shareholders and until such director’s successor is elected and qualified, or until his or her earlier disqualification, death, resignation or removal.

(b)The number of directors constituting the Board of Directors shall be fixed in the manner provided by the Certificate of Formation. No decrease in the number of directors shall shorten the term of any incumbent director.

SECTION 3.3.Lead Independent Director. If the Chairman of the Board is not an independent director, the Board of Directors shall include a Lead Independent Director. After receiving a recommendation from a Nominating Committee appointed by the Board of Directors, the independent directors of the Board shall annually elect one of the independent directors to serve as the Lead Independent Director and shall fill any vacancy in the position of Lead Independent Director, when applicable. In addition to his or her responsibilities as a director, the Lead Independent Director shall: (a) call and chair meetings of independent directors, and set agendas for such meetings; (b) liaise between the independent directors and the Chairman of the Board and communicate with the Chairman of the Board after each meeting of independent directors to provide feedback and effectuate the decisions and recommendations of the independent directors; (c) chair all board meetings where the Chairman of the Board is not present; (d) review, advise on and approve board meeting agendas and meeting schedules; (e) consult and directly communicate with shareholders, when appropriate; (f) in consultation with a Nominating Committee appointed by the Board of Directors, participate in the annual performance evaluation of individual members of the Board of Directors and the Chief Executive Officer; and (g) carry out such other duties as are requested by the Board of Directors or any of its committees from time to time.

SECTION 3.4.Resignation. Any director may resign at any time. Such resignation shall be made in writing, and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective.

SECTION 3.5.Vacancies. In case of any vacancy in the Board of Directors through increase in the number of directors, death, resignation, retirement, disqualification or other cause, the remaining directors, by vote of a majority thereof, may elect a successor to hold office for the unexpired portion of the term, and until the election of his or her successor. Notwithstanding the foregoing, during a period between two successive annual meetings of shareholders, the Board of Directors may not fill more than two vacancies created by an increase in the number of directors.

SECTION 3.6.Nominations for Directors. Nominations for election to the Board of Directors of the corporation at a meeting of the shareholders may be made by the Board of Directors, or on behalf of the Board of Directors by a Nominating Committee appointed by the Board of Directors, or by any shareholder who complies with the provisions of Section 2.13.

SECTION 3.7.Place of Meetings. The directors may hold their meetings and may have an office and keep the books of the corporation, except as otherwise provided by statute, in such place or places within or without the State of Texas, including by means of remote communication, as the Board of Directors may from time to time determine or as shall be specified in the notice of such meeting or duly executed waiver of notice of such meeting.

SECTION 3.8.Annual Meetings of Board. The annual meeting of the Board of Directors shall be held following the annual meeting of the stockholders and shall be a meeting of the directors elected at such meeting of shareholders plus all continuing directors. No notice shall be required.

SECTION 3.9.Regular Meetings of Board. Regular meetings of the Board of Directors shall be held at such times and places as shall be designated from time to time by resolution of the Board of Directors. Notice of such regular meetings shall not be required.

SECTION 3.10.Special Meetings of the Board. Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board, the Lead Independent Director, the President, or a majority of the Board of

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Directors. At least 24 hours written notice, by mail or by other form of written or electronic communication, or oral notice of each special meeting of the Board of Directors shall be given to each director. Notice of any such meeting need not be given to any party entitled to notice who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him. Such notice shall state the place, day and time of the meeting and the purpose or purposes for which the meeting is called.

SECTION 3.11.Telephone Meetings. Directors may attend any meeting of the Board of Directors or any committee thereof by conference telephone, radio, television, electronic communications systems, or similar means of remote communication by which all persons participating in the meeting can hear each other, and all members so attending shall be deemed present at the meeting for all purposes including the determination of whether a quorum is present.

SECTION 3.12.Quorum. A majority of the members of the Board of Directors shall constitute a quorum for the transaction of business, but if at any meeting of the Board of Directors there is less than a quorum present, the majority of those present or any director solely present may adjourn the meeting from time to time without further notice until a quorum is present. At any such adjourned meeting, a quorum being present, any business may be transacted which might have been transacted at the original meeting. Except as otherwise provided by law, the Certificate of Formation, or these Bylaws, all actions of the Board of Directors shall be decided by vote of a majority of the directors present at a meeting at which a quorum is in attendance.

SECTION 3.13.Procedure. At meetings of the Board of Directors, business shall be transacted in such order as from time to time the Board may determine. The Chairman of the Board, if such office has been filled, and, if not or if the Chairman of the Board is absent or otherwise unable to act, the Lead Independent Director, if one has been elected, and, if not or if the Lead Independent Director is absent or otherwise unable to act, the President, if he or she is a director, shall preside at all meetings of the Board of Directors. In the absence or inability to act of any such officer, a chairman shall be chosen by the Board of Directors from among the directors present. The Secretary shall act as the secretary of each meeting of the Board of Directors unless the Board of Directors appoints another person to act as secretary of the meeting. The Board of Directors shall keep regular minutes of its proceedings which shall be placed in the minute book of the corporation.

SECTION 3.14.Presumption of Assent. A director of the corporation who is present at the meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action unless his or her dissent or abstention shall be entered in the minutes of the meeting or unless he or she shall file his or her written dissent or abstention to such action with the person acting as secretary of the meeting before the adjournment thereof or unless he or she shall forward any dissent or abstention by certified or registered mail to the Secretary, return receipt requested, within a reasonable time after the adjournment of the meeting. Such right to dissent shall not apply to a director who votes in favor of such action.

SECTION 3.15.Compensation. Directors, who are not officers of the corporation, shall receive such compensation as shall be fixed by resolution of the Board of Directors for their services as directors and as members of committees. Officers of the corporation shall not receive any compensation for serving on the Board of Directors or any of its committees. All directors are entitled to reimbursement for fees and expenses incurred for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.

SECTION 3.16.Action Without Meeting. Unless otherwise restricted by the Certificate of Formation or by these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting, if prior to such action a written consent thereto is signed by all members of the Board of Directors, or of such committee as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or committee. Such consent shall have the same force and effect as a vote of the Board of Directors or committee members, as the case may be, and may be stated as such in any certificate or document filed with the Secretary of State of the State of Texas or in any certificate delivered to any person. The written consent of a director or committee member may be made electronically, where such consent is submitted via electronic mail, text or other secured platform for electronic communications, along with information from which it can be reasonably determined that the transmission was authorized by such member.

SECTION 3.17.Retirement. A director reaching 75 years of age shall not be nominated for a term on the Board of Directors that commences on or after the date of the annual meeting of shareholders following his or her 75th birthday.

SECTION 3.18.Resignation Policy. Any nominee for director who is an incumbent director and receives a greater number of “against” votes than “for” votes in an Uncontested Election shall tender to the Board of Directors his or her resignation as a director promptly following the certification of the election results. A Nominating Committee appointed by the Board of Directors will consider any resignation tendered under this policy and recommend to the Board of Directors whether to accept or reject it, and the Board of Directors will act on such resignation, taking into account such Nominating

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Committee’s recommendation, within ninety (90) days following the certification of the election results. The Nominating Committee in making its recommendation, and the Board of Directors in making its decision, may consider any information it deems appropriate including without limitation any reasons given by shareholders for their votes, the qualifications of the director and his or her contributions to the Board of Directors and the corporation. The director who failed to be elected as such by a majority of votes cast shall not vote with respect to the recommendation of the Nominating Committee or the decision of the Board of Directors with respect to whether or not to accept his or her resignation. The Board of Directors will promptly disclose its decision to accept or reject such a resignation and, if rejected, the reasons for doing so.

ARTICLE IV - COMMITTEES

SECTION 4.1.Designation; Powers. The Board of Directors may, by resolution adopted by a majority of the entire Board of Directors, designate one or more committees. Each committee shall have and may exercise such of the powers of the Board of Directors in the management of the business and affairs of the corporation as may be provided in such resolution and as permitted by applicable law.

SECTION 4.2.Number; Qualification; Term. Each committee shall consist of one or more directors appointed by resolution adopted by a majority of the entire Board of Directors. The number of committee members may be increased or decreased from time to time by resolution adopted by a majority of the entire Board of Directors. Each committee member shall serve as such until the earliest of (i) the expiration of his or her term as director, (ii) his or her resignation as a committee member or as a director, or (iii) his or her removal as a committee member or as a director.

SECTION 4.3.Committee Changes. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, and to discharge any committee.

SECTION 4.4.Alternate Members of Committees. The Board of Directors may designate one or more directors as alternate members of any committee. Any such alternate member may replace any absent or disqualified member at any meeting of the committee.

SECTION 4.5.Regular Meetings. Regular meetings of any committee may be held without notice at such time and place as may be designated from time to time by resolution by the committee and communicated to all members thereof.

SECTION 4.6.Special Meetings. Special meetings of any committee may be held whenever called by the chairman of such committee who shall cause notice of such special meeting, including therein the day, time and place of such special meeting, to be given to each committee member at least 24 hours before such special meeting.

SECTION 4.7.Quorum; Majority Vote. At meetings of any committee, a majority of the number of members designated by the Board of Directors shall constitute a quorum for the transaction of business. If a quorum is not present at a meeting of any committee, a majority of the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The act of a majority of the members present at any meeting at which a quorum is in attendance shall be the act of a committee, unless the act of a greater number is required by law, the Certificate of Formation, or these Bylaws.

SECTION 4.8.Minutes. Each committee shall cause minutes of its proceedings to be prepared and shall report the same to the Board of Directors upon the request of the Board of Directors. The minutes of the proceedings of each committee shall be delivered to the Secretary for placement in the minute books of the corporation.

SECTION 4.9.Compensation. Committee members may, by resolution of the Board of Directors, be allowed a fixed sum and expenses of attendance, if any, for attending any committee meetings or a stated salary.

ARTICLE V - OFFICERS

SECTION 5.1.Officers. The officers of the corporation shall consist of at least a President and a Secretary, and shall be elected by the Board of Directors. In addition, the Board of Directors may elect a Chairman of the Board, a Chief Executive Officer, a Chief Financial Officer, a Treasurer, one or more Senior Vice Presidents, one or more Vice Presidents and such Assistant Secretaries and Assistant Treasurers as it may deem proper. Each officer shall hold office until his or her successor shall have been duly elected and shall have qualified, until his or her death, until he or she shall resign or shall have been removed in the manner hereinafter provided, and, in the case of the Chairman of the Board, until he or she shall cease to be a director. Except for the Chairman of the Board, none of the officers of the corporation need be directors. The officers shall be elected at such times as the Board of Directors shall determine. More than two offices may be held by the same person.

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SECTION 5.2.Removal and Resignation. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors at any time, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights. Any officer may resign at any time by giving written notice to the corporation; provided, however, that written notice to the Board of Directors, the Chairman of the Board, the President or the Secretary shall be deemed to constitute notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 5.3.Vacancies. Any vacancy occurring in any office of the corporation (by death, resignation, removal, or otherwise) may be filled by the Board of Directors.

SECTION 5.4.Authority. Officers shall have such authority and perform such duties in the management of the corporation as are provided in these Bylaws or as may be determined by resolution of the Board of Directors not inconsistent with these Bylaws.

SECTION 5.5.Compensation. The compensation, if any, of officers and agents shall be fixed from time to time by the Board of Directors; provided, however, that the Board of Directors may delegate to a committee of the Board, the Chairman of the Board or the President the power to determine the compensation of any officer or agent (other than the officer to whom such power is delegated).

SECTION 5.6.Chairman. The Chairman of the Board, if one be elected, shall preside at all meetings of the Board of Directors. The Chairman of the Board shall also preside at all meetings of the shareholders and he or she shall have and perform such other duties as from time to time may be assigned to him or her by the Board of Directors.

SECTION 5.7.President.The President shall have general powers of oversight, supervision and management of the business and affairs of the corporation, and see that all orders and resolutions of the Board of Directors are carried into effect. The President shall have the power to appoint and remove subordinate officers, agents and employees, including Assistant Secretaries and Assistant Treasurers, except that the President may not remove those elected or appointed by the Board of Directors.

In the event another executive officer has been designated Chief Executive Officer of the corporation by the Board of Directors, then (i) such other executive officer shall have all of the powers granted by these Bylaws to the President and such other responsibilities, duties and powers as may from time to time be designated by the Board of Directors; and (ii) the President shall, subject to the powers of supervision and control thereby conferred upon the Chief Executive Officer, be the chief operating officer of the corporation and shall have all necessary powers to discharge such responsibility including general supervision of the affairs of the corporation and general and active control of all of its business.

The President or, if applicable, the Chief Executive Officer, shall perform all the duties and have all the powers of the Chairman of the Board in the absence, inability to act or refusal to act, of the Chairman of the Board. As between the corporation and third parties, any action taken by the President in the performance of the duties of the Chairman of the Board shall be conclusive evidence that there is no Chairman of the Board or that the Chairman of the Board is absent or unable or refuses to act.

SECTION 5.8.Chief Financial Officer. The Chief Financial Officer shall, subject to the power of the Chief Executive Officer and President, have general and active control of all of the financial matters of the corporation and shall have all necessary powers to discharge such responsibility, and shall perform such other duties as the Board of Directors, the Chief Executive Officer, the President, or the Chairman of the Board may prescribe.

He or she shall be authorized to execute bonds, mortgages, and other contracts on behalf of the corporation, except where required or permitted by law or these Bylaws to be otherwise executed and except where the execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

SECTION 5.9.Vice President. Each Vice President shall have such powers and shall perform such duties as shall be assigned to him or her by the Board of Directors, the Chairman of the Board, or the President, and (in order of their seniority as determined by the Board of Directors, or in the absence of such determination, as determined by the length of time they have held the office of Vice President) shall exercise the powers of the President during that officer’s absence, inability to act or refusal to act.

As between the corporation and third parties, any action taken by a Vice President in the performance of the duties of the President shall be conclusive evidence of the absence or inability or refusal to act of the President at the time such action was taken.

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SECTION 5.10.Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the corporation. He or she shall deposit all monies and other valuables in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors, the Chief Executive Officer, the Chief Financial Officer or the President, taking proper vouchers for such disbursements.

SECTION 5.11.Secretary. The Secretary shall give, or cause to be given, notice of all meetings of shareholders and directors, and all other notices required by law or by these Bylaws, and in case of his or her absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chief Executive Officer and President, or by the directors upon whose requisition the meeting is called as provided in these Bylaws.

He shall record, or cause to be recorded, all the proceedings of the meetings of the corporation and of directors in a book to be kept for that purpose. He or she shall keep in safe custody the seal of the corporation, and when authorized by the Board of Directors, affix the same to any instrument requiring it, and when so affixed, it shall be attested by his or her signature or by the signature of any Assistant Secretary.

SECTION 5.12.Assistant Treasurers and Assistant Secretaries. Assistant Treasurers and Assistant Secretaries, if any, shall be elected and shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the Board of Directors, the Chairman of the Board, or the President. The Assistant Treasurers (in the order of their seniority as determined by the Board of Directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Treasurer) shall exercise the powers of the Treasurer during that officer’s absence or inability or refusal to act, but such delegation shall not relieve the Treasurer from his or her responsibilities and liabilities of office. The Assistant Secretaries (in the order of their seniority as determined by the Board of Directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Secretary) shall exercise the powers of the Secretary during that officer’s absence or inability or refusal to act.

ARTICLE VI - SHARES AND SHAREHOLDERS

SECTION 6.1.Certificates Representing Shares. The shares of stock of the corporation may be issued in book-entry form or evidenced by certificates. However, every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of, the corporation by the Chairman of the Board, President or a Vice President and the Treasurer, Secretary, Assistant Treasurer or Assistant Secretary, certifying the number of shares owned by him or her in the corporation. Any and all signatures on a certificate for shares of stock of the corporation may be facsimiles, engraved or printed and may be sealed with the seal of the corporation (which seal may be a facsimile, engraved or printed). If any officer, transfer agent, or registrar who has signed, or whose facsimile signature has been placed upon, a certificate has ceased to be such officer, transfer agent, or registrar before such certificate is issued, such certificate may be issued by the corporation with the same effect as if he or she were such officer, transfer agent, or registrar at the date of issue. Certificates for shares of stock of the corporation shall be consecutively numbered and shall be entered in the books of the corporation as they are issued and shall exhibit the holder’s name and the number of shares. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of any certificate which the corporation shall issue to represent such class or series of stock provided that, except as otherwise provided under the TBOC, in lieu of the foregoing requirements, there may be set forth on the face or back of any certificate which the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each shareholder who so requests the designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and rights.

SECTION 6.2.Transfer of Shares. Subject to valid transfer restrictions, by agreement or otherwise, and to stop-transfer orders directed in good faith by the corporation to any transfer agent to prevent possible violations of federal or state securities laws, rules, or regulations, or for any other lawful purpose, shares of stock of the corporation shall be transferable only on the books of the corporation by the holders in person or by their duly authorized attorneys or legal representatives on surrender of the certificates therefore properly endorsed and by registered owners of uncertificated shares. Subject to the restrictions and provisions of the immediately preceding sentence, upon surrender to the corporation or the transfer agent of the corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and upon payment of all taxes as may be imposed by law, the corporation or its transfer agent shall issue a new certificate (or provide for book-entry form for such shares) to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

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SECTION 6.3.Fixing Record Date.

(a)In order that the corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment or postponement thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the date on which notice is given, or, if notice is waived, at the close of business on the date next preceding the day on which the meeting is held. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment or postponement of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned or postponed meeting.

(b)In order that the corporation may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to receive any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

SECTION 6.4.Registered Shareholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of any share or shares to receive dividends, and to vote as such owner, and for all other purposes as such owner; and the corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Texas.

SECTION 6.5.Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require and give the corporation a bond with a surety or sureties satisfactory to the corporation in such sum as it may direct as indemnity against any claim, or expense resulting from a claim, that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

SECTION 6.6.Regulations. The Board of Directors may make such rules and regulations as it may deem expedient, not inconsistent with the Bylaws, concerning the issuance, transfer and registration of certificated or uncertificated shares of stock of the corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

ARTICLE VII - MISCELLANEOUS PROVISIONS

SECTION 7.1.Method of Notice. Whenever by statute, the Certificate of Formation, or these Bylaws, notice is required to be given to any committee member, director, or shareholder and no provision is made as to how such notice shall be given, personal notice shall not be required and any such notice may be given, (a) in writing, by mail, postage prepaid, addressed to such committee member, director or shareholder at his or her address as it appears on the books or (in the case of a shareholder) the stock transfer records of the corporation, (b) by electronic communication to the extent permitted under the TBOC, and (c) by any other method permitted by law (including but not limited to overnight courier service or telefax). Any notice required or permitted to be given by mail shall be deemed to be delivered and given at the time when the same is deposited in the United States mail as aforesaid.

Any notice required or permitted to be given by overnight courier service shall be deemed to be delivered and given at the time delivered to such service with all charges prepaid and addressed as aforesaid. Any notice required or permitted to be given by telegram, telex or telefax shall be deemed to be delivered and given at the time transmitted with all charges prepaid and addressed as aforesaid.

SECTION 7.2.Waiver of Notice. Whenever any notice is required to be given to any shareholder, director or committee member of the corporation by statute, the Certificate of Formation, or these Bylaws, such notice shall not be required if the person or persons entitled to such notice signs a written waiver of notice of the meeting, regardless of whether

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the waiver is signed before or after the time of the meeting a waiver thereof in writing signed by whether before or after the time stated therein. Attendance of a shareholder, director, or committee member at a meeting shall constitute a waiver of notice of such meeting, except where such person attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

SECTION 7.3.Dividends and Distributions. Subject to the provisions of the Certificate of Formation and the TBOC, the Board of Directors may, out of funds legally available therefor at any regular or special meeting, declare dividends and distributions upon the capital stock of the corporation as and when they deem advisable.

SECTION 7.4.Seal. The corporate seal shall be circular in form and shall contain the name of the corporation, the year of its creation, and the words “CORPORATE SEAL STATE OF TEXAS.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

SECTION 7.5.Fiscal Year. The fiscal year of the corporation shall be determined by resolution of the Board of Directors.

SECTION 7.6.Securities of Other Corporations. With the prior approval of a majority of the corporation’s Board of Directors, the Chairman of the Board, the President, or any Vice President, the corporation shall have the power and authority to transfer, endorse for transfer, vote, consent, or take any other action with respect to any securities of another issuer which may be held or owned by the corporation and to make, execute, and deliver any waiver, proxy or consent with respect to any such securities.

SECTION 7.7.Invalid Provisions. If any part of these Bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as it is possible and reasonable, shall remain valid and operative.

SECTION 7.8.Mortgages, etc. With respect to any deed, deed of trust, mortgage or other instrument executed by the corporation through its duly authorized officer or officers, the attestation to such execution by the Secretary shall not be necessary to constitute such deed, deed of trust, mortgage or other instrument a valid and binding obligation against the corporation unless the resolutions, if any, of the Board of Directors authorizing such execution expressly state that such attestation is necessary.

SECTION 7.9.Headings. The headings used in these Bylaws have been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.

SECTION 7.10.References. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender should include each other gender where appropriate.

ARTICLE VIII – INDEMNIFICATION

SECTION 8.1.Indemnification.

(a)The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

(b)The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action

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or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that a court of applicable jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which a court of applicable jurisdiction shall deem proper.

(c)To the extent that a present or former director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b), or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.

(d)Any indemnification under subsections (a) and (b) (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in subsections (a) and (b). Such determination shall be made, with respect to a person who is a director or officer at the time of determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the shareholders.

(e)Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation as authorized in this Article VIII. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees or agents shall be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

(f)The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Formation, any agreement, vote of shareholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

(g)The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of this Article VIII.

(h)For purposes of this Article VIII, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

(i)For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Article VIII.

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(j)The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(k)A director’s or officer’s right to indemnification and advancement of expenses vests at the time such person becomes a director or officer of the corporation or begins serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(l)Any repeal or amendment of this Article VIII shall be prospective only and shall not limit the rights of any such director or officer or the obligations of the corporation with respect to any claim arising from or related to the services of such director or officer prior to any such repeal or amendment of this Article VIII.

ARTICLE IX - AMENDMENTS

These Bylaws may be altered, amended or repealed or new bylaws may be adopted at any annual meeting of the shareholders, or at any special meeting of the shareholders if notice thereof is contained in the notice of such special meeting, by the affirmative vote of a majority of the shares of stock issued and outstanding and entitled to vote thereat, or by the affirmative vote of the Board of Directors at any regular meeting of the Board of Directors, or at any special meeting of the Board of Directors if notice thereof is contained in the notice of such special meeting.

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ArcBest
More Than Logistics

8401 McClure Drive,
Fort Smith, Arkansas 72916

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V84611-P39826 1a. Salvatore A. Abbate 1b. Thom S. Albrecht 1c. Ann G. Bordelon 1d. Eduardo F. Conrado 1e. Bobby K. George 1f. Michael P. Hogan 1g. Judy R. McReynolds 1h. Seth K. Runser 1i. Janice E. Stipp 1j. Chris T. Sultemeier For Against Abstain For Against Abstain For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! Nominees: 1. Election of Directors For Against Abstain ARCBEST CORPORATION The Board of Directors recommends you vote FOR all of the nominees listed below: 2. To approve, on an advisory basis, the compensation of the Company's Named Executive Officers. The Board of Directors recommends you vote FOR the following proposal: The Board of Directors recommends you vote FOR the following proposal: The Board of Directors recommends you vote FOR the following proposal: The Board of Directors recommends you vote AGAINST the following proposal: 3. To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal year 2026. 4. To approve the reincorporation of the Company to the State of Texas by conversion. 5. A shareholder proposal to approve GHG emissions reduction targets, if properly presented at the Annual Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! ! ! SCAN TO VIEW MATERIALS & VOTEw ARCBEST CORPORATION 8401 MCCLURE DR. FORT SMITH, AR 72916 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until (i) 11:59 p.m. Eastern Time on April 21, 2026 for all shares held in the ArcBest 401(k) and DC Retirement Plan and (ii) 11:59 p.m. Eastern Time on April 23, 2026 for all other shares reflected on this proxy card. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until (i) 11:59 p.m. Eastern Time on April 21, 2026 for all shares held in the ArcBest 401(k) and DC Retirement Plan and (ii) 11:59 p.m. Eastern Time on April 23, 2026 for all other shares reflected on this proxy card. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The properly executed proxy card must be received by April 21, 2026 for all for shares held in the ArcBest 401(k) and DC Retirement Plan. For all other shares, the properly executed proxy card must be received by April 24, 2026.

V84612-P39826 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. ARCBEST CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 24, 2026 The undersigned stockholder(s) of ArcBest Corporation, a Delaware corporation (the “Company”), hereby appoint(s) J. Brent Hagy and Seth K. Runser, and each or either of them, as proxies, each with the power to appoint their substitutes, and hereby authorize(s) them to vote, as designated on the reverse side of this proxy card, all of the shares the undersigned is/are entitled to vote at the Company’s 2026 Annual Meeting of Stockholders to be held at the principal offices of the Company located at 8401 McClure Drive, Fort Smith, Arkansas 72916, at 7:30 a.m., Central Time, on Friday, April 24, 2026, and any adjournment or postponement thereof, in accordance with and as more fully described in the Notice of Annual Meeting of Stockholders and the Proxy Statement, receipt of each of which is hereby acknowledged and the terms of each of which are incorporated by reference, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby revokes any proxy heretofore given with respect to the 2026 Annual Meeting of Stockholders. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 ON THE REVERSE SIDE OF THIS PROXY CARD, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, "FOR" PROPOSAL 4 and "AGAINST" PROPOSAL 5. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSON(S) NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE